UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-07076

Wilshire Mutual Funds, Inc.
(Exact name of Registrant as specified in charter)

Wilshire Associates Incorporated 1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Jason A. Schwarz, President 1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085
(Name and address of agent for service)

Registrant’s telephone number, including area code: 310-260-6639

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Wilshire Mutual Funds

ANNUAL REPORT

Large Company Growth Portfolio
Large Company Value Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
Wilshire 5000 Indexsm Fund
Wilshire International Equity Fund
(Formerly Wilshire Large Cap Core Plus Fund)

December 31, 2013 http://advisor.wilshire.com

Wilshire Mutual Funds Table of Contents

Shareholder Letter	1
Commentary:
Large Company Growth Portfolio	3
Large Company Value Portfolio	7
Small Company Growth Portfolio	11
Small Company Value Portfolio	15
Wilshire 5000 IndexSM Fund	19
Wilshire International Equity Fund	25
Disclosure of Fund Expenses	31
Condensed Schedules of Investments:
Large Company Growth Portfolio	34
Large Company Value Portfolio	36
Small Company Growth Portfolio	38
Small Company Value Portfolio	40
Wilshire 5000 IndexSM Fund	42
Wilshire International Equity Fund	44
Statements of Assets and Liabilities	48
Statements of Operations	51
Statements of Changes in Net Assets	53
Financial Highlights:
Large Company Growth Portfolio	59
Large Company Value Portfolio	61
Small Company Growth Portfolio	63
Small Company Value Portfolio	65
Wilshire 5000 IndexSM Fund	67
Wilshire International Equity Fund	71
Notes to Financial Statements	73
Report of Independent Registered Public Accounting Firm	86
Additional Fund Information	87
Tax Information	90
Board Approval of Advisory and Subadvisory Agreements	92

This report is for the general information of the shareholders of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund and Wilshire International Equity Fund. Its use in connection with any offering of a Portfolio’s shares is authorized only if accompanied or preceded by the Portfolio’s current prospectus.

Wilshire Mutual Funds, Inc. are distributed by SEI Investments Distribution Co.

Wilshire Mutual Funds Letter to Shareholders (Unaudited)

Dear Wilshire Mutual Fund Shareholder:

We are pleased to present this annual report to all shareholders of the Wilshire Mutual Funds. This report covers the period from January 1, 2013 to December 31, 2013, for all share classes of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund and Wilshire International Equity Fund.

Market Environment

U.S. Equity Market

Supported by ongoing monetary stimulus and improving economic activity, domestic markets rallied in 2013 with the Wilshire 5000 IndexSM gaining 33.09% for the year, finishing 2013 at a new all-time high and posting the largest annual return since 1995. This advance marked the Wilshire 5000’s fifth consecutive year of positive returns and a 134.51% advance since the end of 2008. All style and size segments delivered very strong returns, with growth stocks outpacing value stocks across the capitalization spectrum and small capitalization securities outperforming their larger capitalization counterparts across all style segments.

After reaching new highs to start the second half of the year, the market retracted in August as rising tensions in the Middle East and the increased potential for earlier than expected reductions in stimulus from the Federal Reserve rattled investors. However, as tensions eased and the housing market continued to show improvement, the market rallied and again reached new all-time highs. By year end investors strongly anticipated a gradual tapering of monetary stimulus and reacted favorably when the Federal Reserve finally announced that it would begin reducing its bond purchases by $10 billion per month starting in January 2014. Consumer Discretionary, Health Care, and Industrials were the best performing sectors for the year, returning 44.33%, 42.26%, and 41.77%, respectively, while the Telecom Services and Utilities sectors lagged on a relative basis, returning 16.30% and 14.86%, respectively.

International Equity Market

Developed international markets, as represented by the Morgan Stanley Capital International (“MSCI”) EAFE Index, also had a strong year, returning 22.78%. Economic growth remained tepid within the Eurozone with second and third quarter GDP growing at 0.3% and 0.1%, respectively, officially marking the end to the region’s longest recession since WWII. By mid-November, concerns about low inflation prompted the European Central Bank (“ECB”) to lower its key lending rate to a record low of 0.25%. However, in December, ECB President Mario Draghi expressed optimism about growth gaining traction in the region. Japan continued to rally during the second half of the year as the Bank of Japan expressed its continued support for the country’s massive monetary stimulus initiatives. The MSCI Japan Index returned 27.16% for the year. Conversely, slowing economic growth in several emerging markets, depreciating currencies, and fears over the impact of the tightening of U.S. monetary policy, led emerging markets to significantly trail developed markets for the year. The MSCI Emerging Markets Index returned -2.60% in 2013.

Bond Market

Fixed income performance was mixed in 2013. Investment grade bonds, Treasury inflation-protected securities, and interest rate sensitive and longer term bonds struggled, while high yield bonds, senior loans and shorter term securities finished the year in positive territory. Developed market bonds as a whole were essentially flat in 2013, while emerging market debt lost ground. Investors rotated into investment-grade and high yield corporate bonds during 2013, leading to tighter spreads relative to a year ago.

Wilshire Mutual Funds Letter to Shareholders (Unaudited) - (Continued)

The Federal Reserve kept investors on edge throughout the year with uncertainty around when the tapering of monetary stimulus would begin. The 10-year Treasury yield rallied over the course of the year, rising 126 basis points and closing out the year yielding 3.04% – its highest level since July 2011. The Barclays U.S. Aggregate Bond Index returned -2.02% in 2013, its first annual loss since 1999 and worst yearly return since 1994. Both the Barclays EM Local Currency Government Universal Index and the Barclays Global Aggregate Index also struggled this year, returning -3.80% and -2.60%, respectively. Conversely, as investors searched for risk, higher yield bonds performed well with the Barclays U.S. Corporate High Yield Bond Index returning 7.44%.

Fund Performance Review

The Wilshire Mutual Funds turned in mixed performance in 2013. The Wilshire Large Company Growth Portfolio Institutional Class returned 30.60% for the year, underperforming the Russell 1000 Growth Index return of 33.48%. The Wilshire Large Company Value Portfolio Institutional Class returned 36.85% for the year, outperforming the Russell 1000 Value Index return of 32.53%. The Wilshire Small Company Growth Portfolio Institutional Class returned 41.58% for the year, underperforming the Russell 2000 Growth Index return of 43.30%. The Wilshire Small Company Value Portfolio Institutional Class returned 44.16% for the year, significantly outperforming the Russell 2000 Value Index return of 34.52%. The Wilshire 5000 IndexSM Fund Institutional Class returned 32.48% for the year, modestly underperforming the Wilshire 5000 IndexSM return of 33.09% by 0.61%. Lastly, the Wilshire International Equity Fund Institutional Class returned 19.10% for the year, underperforming the MSCI EAFE Index return of 22.78%.

We are mindful that markets can behave erratically and trends shift swiftly. You can expect us to continue to work diligently to manage your investments and seek to generate returns commensurate with the Funds’ investment objectives.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
President, Wilshire Mutual Funds, Inc.

Index returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any management fees, transactions costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

In addition to the normal risks associated with investing, international investments may involves risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Investments in smaller companies typically exhibit higher volatility.

Investing involves risk including loss of principal.

Large Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/13	30.22%
Five Years Ended 12/31/13	18.36%
Ten Years Ended 12/31/13	6.67%

RUSSELL 1000® GROWTH INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	33.48%
Five Years Ended 12/31/13	20.39%
Ten Years Ended 12/31/13	7.83%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in Shares of Large Company Growth
Portfolio, Investment Class Shares and the Russell 1000 Growth Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*
Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2013, there were no waivers.

(1)
The Russell 1000® Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/13	30.60%
Five Years Ended 12/31/13	18.75%
Ten Years Ended 12/31/13	7.04%

RUSSELL 1000® GROWTH INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	33.48%
Five Years Ended 12/31/13	20.39%
Ten Years Ended 12/31/13	7.83%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $250,000 Investment in Shares of Large Company Growth
 Portfolio, Institutional Class Shares and the Russell 1000 Growth Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*
Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2013, there were no waivers.

(1)
The Russell 1000® Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

Developed stock markets around the world rallied in 2013 as economic activity began showing signs of sustained improvement and central banks continued supporting highly accommodative monetary policies. After getting off to a fast start in the first quarter, equity markets rose tepidly in the second quarter as investors grappled with the possibility of the Federal Reserve tapering bond purchases earlier than anticipated. Stocks rallied to start the second half of the year after a strong jobs report was released and second quarter growth came in higher than analyst expectations. However, the market retracted in August as rising tensions in the Middle East and the increased potential for earlier than expected reductions in stimulus from the Federal Reserve rattled investors. In September the market reversed and moved upwards as tensions in Syria dissipated and the Federal Reserve announced that it would continue to support quantitative easing measures at the current rate. The fourth quarter began with a sharp rally amidst signs of an improving housing market, decreasing unemployment and strong third quarter growth. In mid-December the Federal Reserve formally announced it would begin tapering its bond purchases in 2014. Equity markets closed out the year on a high note with many major market indices hitting new all-time highs on the last trading day of the year.

During 2013 small capitalization stocks outperformed large capitalization stocks, returning 39.01% and 32.33%, respectively, and across market capitalizations, growth stocks outperformed value stocks. The small growth style delivered the best returns for the year, up 45.00%, while large value and mid value trailed other styles, returning 30.24% and 30.72%, respectively. All sectors within the Wilshire 5000 IndexSM were positive for the year. Consumer Discretionary (44.33%), Health Care (42.26%) and Industrials (41.77%) were the top performers, while Telecom Services (16.30%) and Utilities (14.86%) lagged the broader market.

The Wilshire Large Company Growth Portfolio Institutional Class (the “Fund”) returned 30.60% for the year ended December 31, 2013, underperforming the benchmark (the Russell 1000® Growth Index) return of 33.48%. Underperformance was driven by weak stock selection in the Energy, Industrials, and Consumer Staples sectors. However, the Fund benefited from strong stock selection in the Consumer Discretionary sector.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into 2014 as the market deals with ongoing macroeconomic and geopolitical issues.

Investing involves risk including loss of principal.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†
(As of December 31, 2013)

†	Based on percent of the Portfolio’s total investments in securities, at value. Includes investments held as collateral for securities on loan (see Note 6 in Notes to Financial Statements).

Large Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/13	36.54%
Five Years Ended 12/31/13	17.38%
Ten Years Ended 12/31/13	6.44%

RUSSELL 1000® VALUE INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	32.53%
Five Years Ended 12/31/13	16.67%
Ten Years Ended 12/31/13	7.58%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in Shares of Large Company Value
Portfolio, Investment Class Shares and the Russell 1000 Value Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*
Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2013, there were no waivers.

(1)
The Russell 1000® Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/13	36.85%
Five Years Ended 12/31/13	17.64%
Ten Years Ended 12/31/13	6.69%

RUSSELL 1000® VALUE INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	32.53%
Five Years Ended 12/31/13	16.67%
Ten Years Ended 12/31/13	7.58%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $250,000 Investment in Shares of Large Company Value
Portfolio, Institutional Class Shares and the Russell 1000 Value Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*
Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2013, there were no waivers.

(1)
The Russell 1000® Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

Developed stock markets around the world rallied in 2013 as economic activity began showing signs of sustained improvement and central banks continued supporting highly accommodative monetary policies. After getting off to a fast start in the first quarter, equity markets rose tepidly in the second quarter as investors grappled with the possibility of the Federal Reserve tapering bond purchases earlier than anticipated. Stocks rallied to start the second half of the year after a strong jobs report was released and second quarter growth came in higher than analyst expectations. However, the market retracted in August as rising tensions in the Middle East and the increased potential for earlier than expected reductions in stimulus from the Federal Reserve rattled investors. In September the market reversed and moved upwards as tensions in Syria dissipated and the Federal Reserve announced that it would continue to support quantitative easing measures at the current rate. The fourth quarter began with a sharp rally amidst signs of an improving housing market, decreasing unemployment and strong third quarter growth. In mid-December the Federal Reserve formally announced it would begin tapering its bond purchases in 2014. Equity markets closed out the year on a high note with many major market indices hitting new all-time highs on the last trading day of the year.

During 2013 small capitalization stocks outperformed large capitalization stocks, returning 39.01% and 32.33%, respectively, and across market capitalizations, growth stocks outperformed value stocks. The small growth style delivered the best returns for the year, up 45.00%, while large value and mid value trailed other styles, returning 30.24% and 30.72%, respectively. All sectors within the Wilshire 5000 IndexSM were positive for the year. Consumer Discretionary (44.33%), Health Care (42.26%) and Industrials (41.77%) were the top performers, while Telecom Services (16.30%) and Utilities (14.86%) lagged the broader market.

The Wilshire Large Company Value Portfolio Institutional Class (the “Fund”) returned 36.85% for the year ended December 31, 2013, outperforming the benchmark (the Russell 1000® Value Index) return of 32.53%. The Fund benefitted from strong stock selection in the Financials, Information Technology, Consumer Discretionary, and Industrials sectors.

We are pleased with the Fund’s outperformance for the year and believe the Fund is well positioned going into 2014 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

Investing involves risk including loss of principal.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†
(As of December 31, 2013)

†	Based on percent of the Portfolio’s total investments in securities, at value. Includes investments held as collateral for securities on loan (see Note 6 in Notes to Financial Statements).

Small Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/13	41.25%
Five Years Ended 12/31/13	21.33%
Ten Years Ended 12/31/13	8.86%

RUSSELL 2000® GROWTH INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	43.30%
Five Years Ended 12/31/13	22.58%
Ten Years Ended 12/31/13	9.41%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in Shares of Small Company Growth
Portfolio, Investment Class Shares and the Russell 2000 Growth Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*
Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2013, 0.15% of average net assets was waived or reimbursed through other expenses for the Investment Class Shares.

(1)
The Russell 2000® Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/13	41.58%
Five Years Ended 12/31/13	21.67%
Ten Years Ended 12/31/13	9.13%

RUSSELL 2000® GROWTH INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	43.30%
Five Years Ended 12/31/13	22.58%
Ten Years Ended 12/31/13	9.41%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $250,000 Investment in Shares of Small Company Growth
Portfolio, Institutional Class Shares and the Russell 2000 Growth Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*
Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2013, 0.01% of average net assets was waived or reimbursed through other expenses for the Institutional Class Shares.

(1)
The Russell 2000® Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

Developed stock markets around the world rallied in 2013 as economic activity began showing signs of sustained improvement and central banks continued supporting highly accommodative monetary policies. After getting off to a fast start in the first quarter, equity markets rose tepidly in the second quarter as investors grappled with the possibility of the Federal Reserve tapering bond purchases earlier than anticipated. Stocks rallied to start the second half of the year after a strong jobs report was released and second quarter growth came in higher than analyst expectations. However, the market retracted in August as rising tensions in the Middle East and the increased potential for earlier than expected reductions in stimulus from the Federal Reserve rattled investors. In September the market reversed and moved upwards as tensions in Syria dissipated and the Federal Reserve announced that it would continue to support quantitative easing measures at the current rate. The fourth quarter began with a sharp rally amidst signs of an improving housing market, decreasing unemployment and strong third quarter growth. In mid-December the Federal Reserve formally announced it would begin tapering its bond purchases in 2014. Equity markets closed out the year on a high note with many major market indices hitting new all-time highs on the last trading day of the year.

During 2013 small capitalization stocks outperformed large capitalization stocks, with the Wilshire U.S. Small Cap IndexSM and the Wilshire U.S. Large Cap IndexSM returning 39.01% and 32.33%, respectively, and across market capitalizations, growth stocks outperformed value stocks. The small growth style delivered the best returns for the year, up 45.00%, while large value and mid value trailed other styles, returning 30.24% and 30.72%, respectively. All sectors within the Wilshire 5000 IndexSM were positive for the year. Consumer Discretionary (44.33%), Health Care (42.26%) and Industrials (41.77%) were the top performers, while Telecom Services (16.30%) and Utilities (14.86%) lagged the broader market.

The Wilshire Small Company Growth Portfolio Institutional Class (the “Fund”) returned 41.58% for the year ended December 31, 2013, underperforming the benchmark (the Russell 2000® Growth Index) return of 43.30%. Underperformance was driven by weak stock selection in the Health Care, Energy, and Industrials sectors. However, the Fund benefitted from strong stock selection in the Financials sector.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into 2014 as the market deals with ongoing macroeconomic and geopolitical issues.

Investing involves risk including loss of principal.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†
(As of December 31, 2013)

†	Based on percent of the Portfolio’s total investments in securities, at value. Includes investments held as collateral for securities on loan (see Note 6 in Notes to Financial Statements).

Small Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/13	43.79%
Five Years Ended 12/31/13	18.79%
Ten Years Ended 12/31/13	9.04%

RUSSELL 2000® VALUE INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	34.52%
Five Years Ended 12/31/13	17.64%
Ten Years Ended 12/31/13	8.61%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in Shares of Small Company Value
Portfolio, Investment Class Shares and the Russell 2000 Value Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*
Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2013, 0.08% of average net assets was waived or reimbursed through other expenses in the Investment Class Shares.

(1)
The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/13	44.16%
Five Years Ended 12/31/13	19.14%
Ten Years Ended 12/31/13	9.40%

RUSSELL 2000® VALUE INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	34.52%
Five Years Ended 12/31/13	17.64%
Ten Years Ended 12/31/13	8.61%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $250,000 Investment in Shares of Small Company Value
Portfolio, Institutional Class Shares and the Russell 2000 Value Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*
Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2013, 0.00% of average net assets was waived or reimbursed through other expenses in the Institutional Class Shares.

(1)
The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

Developed stock markets around the world rallied in 2013 as economic activity began showing signs of sustained improvement and central banks continued supporting highly accommodative monetary policies. After getting off to a fast start in the first quarter, equity markets rose tepidly in the second quarter as investors grappled with the possibility of the Federal Reserve tapering bond purchases earlier than anticipated. Stocks rallied to start the second half of the year after a strong jobs report was released and second quarter growth came in higher than analyst expectations. However, the market retracted in August as rising tensions in the Middle East and the increased potential for earlier than expected reductions in stimulus from the Federal Reserve rattled investors. In September the market reversed and moved upwards as tensions in Syria dissipated and the Federal Reserve announced that it would continue to support quantitative easing measures at the current rate. The fourth quarter began with a sharp rally amidst signs of an improving housing market, decreasing unemployment and strong third quarter growth. In mid-December the Federal Reserve formally announced it would begin tapering its bond purchases in 2014. Equity markets closed out the year on a high note with many major market indices hitting new all-time highs on the last trading day of the year.

During 2013, small capitalization stocks outperformed large capitalization stocks, returning 39.01% and 32.33%, respectively, and across market capitalizations, growth stocks outperformed value stocks. The small growth style delivered the best returns for the year, up 45.00%, while large value and mid value trailed other styles, returning 30.24% and 30.72%, respectively. All sectors within the Wilshire 5000 IndexSM were positive for the year. Consumer Discretionary (44.33%), Health Care (42.26%) and Industrials (41.77%) were the top performers, while Telecom Services (16.30%) and Utilities (14.86%) lagged the broader market.

The Wilshire Small Company Value Portfolio Institutional Class (the “Fund”) returned 44.16% for the year ended December 31, 2013, outperforming the benchmark (the Russell 2000® Value Index) return of 34.52%. The Fund benefitted from strong stock selection in the Financials, Consumer Discretionary, and Energy sectors as well as an underweight allocation to the Utilities sector and an overweight allocation to Industrials.

We are pleased with the Fund’s outperformance for the year and believe the Fund is well positioned going into 2014 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

Investing involves risk including loss of principal.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†
(As of December 31, 2013)

†	Based on percent of the Portfolio’s total investments in securities, at value. Includes investments held as collateral for securities on loan (see Note 6 in Notes to Financial Statements).

Wilshire 5000 Indexsm Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/13	32.10%
Five Years Ended 12/31/13	17.69%
Ten Years Ended 12/31/13	7.17%

WILSHIRE 5000 INDEXSM(1)
Average Annual Total Return

One Year Ended 12/31/13	33.09%
Five Years Ended 12/31/13	18.59%
Ten Years Ended 12/31/13	7.97%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in Shares of Wilshire 5000 IndexSM Fund,
Investment Class Shares and the Wilshire 5000 IndexSM through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*
Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2013, there were no waivers.

(1)
The Wilshire 5000 IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/13	32.48%
Five Years Ended 12/31/13	17.93%
Ten Years Ended 12/31/13	7.41%

WILSHIRE 5000 INDEXSM(1)
Average Annual Total Return

One Year Ended 12/31/13	33.09%
Five Years Ended 12/31/13	18.59%
Ten Years Ended 12/31/13	7.97%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $250,000 Investment in Shares of Wilshire 5000 IndexSM Fund,
Institutional Class Shares and the Wilshire 5000 IndexSM through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*
Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2013, there were no waivers.

(1)
The Wilshire 5000 IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

QUALIFIED CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/13	32.94%
Five Years Ended 12/31/13	18.05%
Ten Years Ended 12/31/13	7.28%

WILSHIRE 5000 INDEXSM(1)
Average Annual Total Return

One Year Ended 12/31/13	33.09%
Five Years Ended 12/31/13	18.59%
Ten Years Ended 12/31/13	7.97%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in Shares of Wilshire 5000 IndexSM Fund,
Qualified Class Shares and the Wilshire 5000 IndexSM through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*
Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2013, there were no waivers.

(1)
The Wilshire 5000 IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

HORACE MANN CLASS SHARES
Average Annual Total Return*

One Year Ended 12/31/13	32.07%
Five Years Ended 12/31/13	17.65%
Ten Years Ended 12/31/13	7.12%

WILSHIRE 5000 INDEXSM(1)
Average Annual Total Return

One Year Ended 12/31/13	33.09%
Five Years Ended 12/31/13	18.59%
Ten Years Ended 12/31/13	7.97%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in Shares of Wilshire 5000 IndexSM Fund,
Horace Mann Class Shares and the Wilshire 5000 IndexSM through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*
Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2013, there were no waivers.

(1)
The Wilshire 5000 IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

Developed stock markets around the world rallied in 2013 as economic activity began showing signs of sustained improvement and central banks continued supporting highly accommodative monetary policies. After getting off to a fast start in the first quarter, equity markets rose tepidly in the second quarter as investors grappled with the possibility of the Federal Reserve tapering bond purchases earlier than anticipated. Stocks rallied to start the second half of the year after a strong jobs report was released and second quarter growth came in higher than analyst expectations. However, the market retracted in August as rising tensions in the Middle East and the increased potential for earlier than expected reductions in stimulus from the Federal Reserve rattled investors. In September the market reversed and moved upwards as tensions in Syria dissipated and the Federal Reserve announced that it would continue to support quantitative easing measures at the current rate. The fourth quarter began with a sharp rally amidst signs of an improving housing market, decreasing unemployment and strong third quarter growth. In mid-December the Federal Reserve formally announced it would begin tapering its bond purchases in 2014. Equity markets closed out the year on a high note with many major market indices hitting new all-time highs on the last trading day of the year.

During 2013, small capitalization stocks outperformed large capitalization stocks, returning 39.01% and 32.33%, respectively, and across market capitalizations, growth stocks outperformed value stocks. The small growth style delivered the best returns for the year, up 45.00%, while large value and mid value trailed other styles, returning 30.24% and 30.72%, respectively. All sectors within the Wilshire 5000 IndexSM were positive for the year. Consumer Discretionary (44.33%), Health Care (42.26%) and Industrials (41.77%) were the top performers, while Telecom Services (16.30%) and Utilities (14.86%) lagged the broader market.

The Wilshire 5000 IndexSM Fund Institutional Class (the “Fund”) returned 32.48% for the year ended December 31, 2013, underperforming the benchmark (the Wilshire 5000 IndexSM) return of 33.09%. Gross of fees, the Fund performed in-line with the benchmark. Underperformance on a net basis is due to the accrual of fees.

Despite the Fund’s underformance versus its benchmark, we believe the Fund is well positioned going into 2014 as the market deals with ongoing macroeconomic and geopolitical issues.

Investing involves risk including loss of principal.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†
(As of December 31, 2013)

†	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (see Note 6 in Notes to Financial Statements).

Wilshire International Equity Fund* Commentary (Unaudited)

INVESTMENT CLASS SHARES
Average Annual Total Return**

One Year Ended 12/31/13	18.95%
Five Years Ended 12/31/13	11.76%
Inception (11/16/07) through 12/31/13	1.40%

MSCI EAFE INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	22.78%
Five Years Ended 12/31/13	12.44%
Inception (11/16/07) through 12/31/13	0.33%

S&P 500 INDEX(2)
Average Annual Total Return

One Year Ended 12/31/13	32.39%
Five Years Ended 12/31/13	17.94%
Inception (11/16/07) through 12/31/13	6.26%

*
Effective April 2, 2013, the Fund changed its investment strategy. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

**
Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2013, 0.08% of average net assets was waived or reimbursed through other expenses in the Investment Class Shares.

(1)
Effective April 2, 2013, the Fund changed its benchmark to the MSCI EAFE Index because it is more reflective of the Fund’s investment strategy. The MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

(2)
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding), with each stock’s weight in the index proportionate to its market value. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire International Equity Fund* Commentary (Unaudited) - (Continued)

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in Shares of Wilshire International
Equity Fund, Investment Class Shares and the MSCI EAFE Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*
Effective April 2, 2013, the Fund changed its investment strategy. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

Wilshire International Equity Fund* Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES
Average Annual Total Return**

One Year Ended 12/31/13	19.10%
Five Years Ended 12/31/13	12.03%
Inception (11/16/07) through 12/31/13	1.66%

MSCI EAFE INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	22.78%
Five Years Ended 12/31/13	12.44%
Inception (11/16/07) through 12/31/13	0.33%

S&P 500 INDEX(2)
Average Annual Total Return

One Year Ended 12/31/13	32.39%
Five Years Ended 12/31/13	17.94%
Inception (11/16/07) through 12/31/13	6.26%

*
Effective April 2, 2013, the Fund changed its investment strategy. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

**
Assumes reinvestment of all distributions. During certain periods since inception, certain fees and expenses were waived or reimbursed. Without waivers and reimbursements, historical total returns would have been lower. For the year ended December 31, 2013, 0.26% of average net assets was waived or reimbursed through other expenses in the Institutional Class Shares.

(1)
Effective April 2, 2013, the Fund changed its benchmark to the MSCI EAFE Index because it is more reflective of the Fund’s investment strategy. The MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

(2)
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding), with each stock’s weight in the index proportionate to its market value. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire International Equity Fund* Commentary (Unaudited) - (Continued)

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $250,000 Investment in Shares of Wilshire International
Equity Fund, Institutional Class Shares and the MSCI EAFE Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*
Effective April 2, 2013, the Fund changed its investment strategy. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

Developed international stock markets underperformed the U.S. market as the MSCI EAFE Index returned 22.78% in 2013. After a volatile first half of the year, international stock markets started the third quarter strong as European macro-economic data surprised on the upside and the region managed to withstand recessionary pressures amid its stubbornly high unemployment rate. During the fourth quarter, accommodative monetary policy drove performance as the European Central Bank cut interest rates from 0.50% to 0.25%. Within the MSCI EAFE Index, sector performance was positive for the year. Telecom Services (47.39%), Consumer Discretionary (35.62%), and Information Technology (27.09%) performed strongly. Hurt by decreasing commodity prices, Energy (12.583%) and Materials (3.35%) lagged all other sectors.

Emerging markets significantly trailed in 2013 as the MSCI Emerging Markets Index returned -2.60% for the year. To start the year, inflation worries, decreasing commodity prices, and continuing fears over a slowdown in the Chinese economy rattled investors. Third quarter performance modestly improved after the release of strong economic results from China and the U.S. Federal Reserve postponed the tapering of its quantitative easing program. After rallying in October, emerging market stocks declined in November and December on fears that stronger than expected growth in the U.S. would lead the Federal Reserve to taper its monetary stimulus program sooner rather than later. Within the MSCI Emerging Markets Index, sector performance was mixed. Information Technology (14.00%), Health Care (9.34%), and Consumer Discretionary (5.66%) performed well, while Materials (-16.92%), Energy (-10.40%), and Consumer Staples (-3.82%) lagged all other sectors.

Effective April 2, 2013, the “Wilshire Large Cap Core Plus Fund” changed its name to “Wilshire International Equity Fund” (the “Fund”). The Fund has changed its primary benchmark index to the MSCI EAFE Index. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. In addition, the Fund’s “Principal Investment Strategies” and “Principal Risks” have changed. To view these changes, please refer to the Fund’s Prospectus supplement dated January 23, 2013.

The Wilshire International Equity Fund Institutional Class returned 19.10% for the year, underperforming the benchmark (the MSCI EAFE Index) return of 22.78%. The Fund’s larger than the benchmark allocation to emerging markets hurt performance as emerging markets trailed developed international markets by 25.38% during the year. However, the Fund benefited from positive stock selection Health Care as well as an underweight allocation to Materials.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into 2014 as the market deals with ongoing macroeconomic and geopolitical issues.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†
(As of December 31, 2013)

†	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (see Note 6 in Notes to Financial Statements).

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses For the Six Months Ended December 31, 2013 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a portfolio (or a “fund”), you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Portfolio’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Portfolio in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and assumed rate of return. It assumes that the Portfolio had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Mutual Funds, Inc. has no such charges, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses - (Continued) For the Six Months Ended December 31, 2013 (Unaudited)

	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expense Ratio(1)	Expenses Paid During Period 07/01/13-12/31/13(2)
Large Company Growth Portfolio
Actual Fund Return
Investment Class	$1,000.00	$1,196.40	1.33%	$7.35
Institutional Class	$1,000.00	$1,198.00	1.05%	$5.84
Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.51	1.33%	$6.76
Institutional Class	$1,000.00	$1,019.89	1.05%	$5.37
Large Company Value Portfolio
Actual Fund Return
Investment Class	$1,000.00	$1,152.50	1.21%	$6.56
Institutional Class	$1,000.00	$1,154.20	0.95%	$5.18
Hypothetical 5% Return
Investment Class	$1,000.00	$1,019.11	1.21%	$6.15
Institutional Class	$1,000.00	$1,020.39	0.95%	$4.86
Small Company Growth Portfolio
Actual Fund Return
Investment Class	$1,000.00	$1,198.70	1.50%	$8.31
Institutional Class	$1,000.00	$1,201.00	1.18%	$6.56
Hypothetical 5% Return
Investment Class	$1,000.00	$1,017.65	1.50%	$7.63
Institutional Class	$1,000.00	$1,019.24	1.18%	$6.02
Small Company Value Portfolio
Actual Fund Return
Investment Class	$1,000.00	$1,215.10	1.49%	$8.34
Institutional Class	$1,000.00	$1,217.30	1.19%	$6.63
Hypothetical 5% Return
Investment Class	$1,000.00	$1,017.68	1.49%	$7.59
Institutional Class	$1,000.00	$1,019.23	1.19%	$6.04

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses - (Continued) For the Six Months Ended December 31, 2013 (Unaudited)

	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expense Ratio(1)	Expenses Paid During Period 07/01/13-12/31/13(2)
Wilshire 5000 IndexSM Fund
Actual Fund Return
Investment Class	$1,000.00	$1,162.90	0.69%	$3.75
Institutional Class	$1,000.00	$1,163.60	0.46%	$2.50
Qualified Class	$1,000.00	$1,166.10	0.00%(3)	$0.00
Horace Mann Class	$1,000.00	$1,162.30	0.67%	$3.67
Hypothetical 5% Return
Investment Class	$1,000.00	$1,021.73	0.69%	$3.51
Institutional Class	$1,000.00	$1,022.89	0.46%	$2.34
Qualified Class	$1,000.00	$1,025.21	0.00%(3)	$0.00
Horace Mann Class	$1,000.00	$1,021.81	0.67%	$3.43
Wilshire International Equity Fund
Actual Fund Return
Investment Class	$1,000.00	$1,140.30	1.50%(4)	$8.09
Institutional Class	$1,000.00	$1,140.60	1.25%(4)	$6.74
Hypothetical 5% Return
Investment Class	$1,000.00	$1,017.65	1.50%(4)	$7.62
Institutional Class	$1,000.00	$1,018.90	1.25%(4)	$6.36

(1)	Annualized, based on the Portfolio’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.

(3)
There were no expenses accrued in the Wilshire 5000 IndexSM Fund Qualified Class for the six months ended December 31, 2013 due to the low average net assets (of approximately $169) relative to the other classes of this Fund.

(4)	The annualized expense ratios include dividend expense, interest expense and rebates on securities sold short during the six-month period.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Condensed Schedule of Investments	December 31, 2013

Shares		Percentage of Net Assets (%)	Value
COMMON STOCK — 98.7%††
Consumer Discretionary — 25.0%
31,834	Amazon.com, Inc.†	3.6	$12,695,081
5,400	Chipotle Mexican Grill, Inc., Class A†	0.8	2,877,012
77,720	Comcast Corp., Class A	1.1	4,038,720
67,096	Home Depot, Inc. (The)	1.6	5,524,684
63,775	Michael Kors Holdings, Ltd.† (a)	1.4	5,177,892
21,325	Mohawk Industries, Inc.† (a)	0.9	3,175,292
7,150	priceline.com, Inc.†	2.3	8,311,160
172,639	PulteGroup, Inc.(a)	1.0	3,516,656
23,278	PVH Corp.(a)	0.9	3,166,274
102,586	Starbucks Corp.	2.2	8,041,716
58,300	Tractor Supply Co.(a)	1.3	4,522,914
78,825	Twenty-First Century Fox, Inc., Class A	0.8	2,773,064
44,191	Walt Disney Co. (The)	0.9	3,376,192
410,650	Other Securities	6.2	22,173,382
			89,370,039
Consumer Staples — 4.0%
28,145	Diageo PLC ADR(a)	1.0	3,726,961
43,408	Philip Morris International, Inc.	1.1	3,782,139
143,876	Other Securities	1.9	6,921,604
			14,430,704
Energy — 4.0%
67,650	FMC Technologies, Inc.†	1.0	3,532,007
47,054	Schlumberger, Ltd.	1.2	4,240,036
193,844	Other Securities	1.8	6,313,341
			14,085,384
Financials — 6.8%
23,575	Affiliated Managers Group, Inc.†	1.4	5,112,946
170,025	Charles Schwab Corp. (The)	1.3	4,420,650
71,947	CME Group, Inc., Class A	1.6	5,644,962
174,835	Other Securities	2.5	9,162,625
			24,341,183
Health Care — 14.4%
28,450	Alexion Pharmaceuticals, Inc.† (a)	1.1	3,785,557
17,295	Biogen Idec, Inc.†	1.4	4,838,276
210,564	Catamaran Corp.†	2.8	9,997,579
31,493	Celgene Corp.† (a)	1.5	5,321,057

Shares		Percentage of Net Assets (%)	Value
Health Care (continued)
68,650	Cerner Corp.†	1.1	$3,826,551
59,317	Edwards Lifesciences Corp.† (a)	1.1	3,900,686
130,143	Gilead Sciences, Inc.† (a)	2.7	9,780,247
180,090	Other Securities	2.7	9,931,266
			51,381,219
Industrials — 10.8%
28,450	Canadian Pacific Railway, Ltd.(a)	1.2	4,305,054
28,225	Cummins, Inc.	1.1	3,978,878
72,046	Fastenal Co.(a)	1.0	3,422,905
50,575	JB Hunt Transport Services, Inc.(a)	1.1	3,909,448
43,296	United Rentals, Inc.†	0.9	3,374,923
300,220	Other Securities	5.5	19,567,392
			38,558,600
Information Technology — 28.0%
50,575	Adobe Systems, Inc.†	0.9	3,028,431
17,475	Alliance Data Systems Corp.† (a)	1.3	4,594,702
16,664	Apple, Inc.	2.6	9,350,337
127,502	Citrix Systems, Inc.†	2.3	8,064,501
89,094	Facebook, Inc., Class A† (a)	1.4	4,869,878
15,141	Google, Inc., Class A†	4.8	16,968,670
22,941	LinkedIn Corp., Class A† (a)	1.4	4,974,297
131,291	Micron Technology, Inc.†	0.8	2,856,892
60,784	QUALCOMM, Inc.	1.3	4,513,212
118,451	Rackspace Hosting, Inc.† (a)	1.3	4,634,988
119,129	Salesforce.com, Inc.† (a)	1.8	6,574,730
45,291	Visa, Inc., Class A(a)	2.8	10,085,400
460,162	Other Securities	5.3	19,594,764
			100,110,802
Materials — 5.1%
27,425	Ecolab, Inc.	0.8	2,859,605
82,171	Freeport-McMoRan Copper & Gold, Inc.	0.9	3,101,133
59,679	Monsanto Co.	1.9	6,955,587
16,175	Sherwin-Williams Co. (The)	0.9	2,968,112
49,517	Other Securities	0.6	2,248,897
			18,133,334
Telecommunication Services — 0.5%
36,861	Other Securities	0.5	1,666,185

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2013

Shares		Percentage of Net Assets (%)	Value
Utilities — 0.1%
20,990	Other Securities	0.1	$304,565

Total Common Stock
(Cost $270,208,943)			352,382,015

SHORT-TERM INVESTMENTS (b) — 15.6%
5,774,413	Northern Trust Institutional Government Select Portfolio, 0.010%	1.6	5,774,413
50,067,619	Northern Trust Institutional Liquid Asset Portfolio, 0.010% (c)	14.0	50,067,619

Total Short-Term Investments
(Cost $55,842,032)			55,842,032

Total Investments — 114.3%
(Cost $326,050,975)			408,224,047
Other Assets & Liabilities, Net — (14.3)%			(51,107,288)

NET ASSETS — 100.0%			$357,116,759

†	Non-income producing security.
††	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(a)	This security or a partial position of this security is on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $49,361,917 (Note 6).
(b)	Rate shown is the 7-day effective yield as of December 31, 2013.
(c)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $50,067,619 (Note 6).

ADR — American Depositary Receipt
Ltd. — Limited
PLC — Public Limited Company

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Portfolio’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

As of December 31, 2013, all of the Portfolio’s investments were considered Level 1. For the year ended December 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2013, there have been no transfers between Level 2 and Level 3 assets and liabilities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Condensed Schedule of Investments	December 31, 2013

Shares		Percentage of Net Assets (%)	Value
COMMON STOCK — 99.0%††
Consumer Discretionary — 10.2%
56,230	General Motors Co.† (a)	1.3	$2,298,120
19,850	Kohl's Corp.(a)	0.7	1,126,488
22,918	Omnicom Group, Inc.	1.0	1,704,412
108,347	Staples, Inc.(a)	1.0	1,721,634
294,626	Other Securities	6.2	10,766,429
			17,617,083
Consumer Staples — 4.0%
22,790	CVS Caremark Corp.	0.9	1,631,080
200,783	Other Securities	3.1	5,381,728
			7,012,808
Energy — 14.5%
15,341	Apache Corp.	0.8	1,318,405
36,917	Baker Hughes, Inc.	1.2	2,040,033
49,253	BP PLC ADR	1.4	2,394,188
42,685	Chesapeake Energy Corp.(a)	0.7	1,158,471
9,628	Chevron Corp.	0.7	1,202,633
39,168	Exxon Mobil Corp.	2.3	3,963,802
22,705	Hess Corp.	1.1	1,884,515
12,991	Occidental Petroleum Corp.	0.7	1,235,444
37,470	Royal Dutch Shell PLC ADR, Class A(a)	1.5	2,670,487
143,776	Other Securities	4.1	7,334,094
			25,202,072
Financials — 29.8%
32,064	Allstate Corp. (The)	1.0	1,748,770
56,333	American International Group, Inc.	1.7	2,875,800
239,989	Bank of America Corp.	2.2	3,736,629
68,051	Citigroup, Inc.	2.0	3,546,138
21,909	Discover Financial Services	0.7	1,225,808
91,598	Fifth Third Bancorp(a)	1.1	1,926,306
12,554	Goldman Sachs Group, Inc. (The)	1.3	2,225,322
44,750	ING US, Inc.	0.9	1,572,962
65,694	JPMorgan Chase & Co.	2.2	3,841,785
53,438	MetLife, Inc.	1.7	2,881,377
51,028	Morgan Stanley	0.9	1,600,238
32,734	PNC Financial Services Group, Inc.	1.5	2,539,504
122,300	Regions Financial Corp.	0.7	1,209,547
65,500	UBS AG(a)	0.7	1,260,875
42,163	Wells Fargo & Co.	1.1	1,914,200

Shares		Percentage of Net Assets (%)	Value
Financials (continued)
26,175	Willis Group Holdings PLC(a)	0.7	$1,172,902
436,421	Other Securities	9.4	16,439,935
			51,718,098
Health Care — 11.0%
41,071	Abbott Laboratories	0.9	1,574,252
25,000	Aetna, Inc.	1.0	1,714,750
11,092	Becton Dickinson and Co.	0.7	1,225,555
26,959	Johnson & Johnson	1.4	2,469,175
70,299	Pfizer, Inc.(a)	1.2	2,153,258
208,898	Other Securities	5.8	9,989,862
			19,126,852
Industrials — 9.8%
42,259	Delta Air Lines, Inc.	0.7	1,160,855
16,705	General Dynamics Corp.	0.9	1,596,163
110,121	General Electric Co.	1.8	3,086,692
13,150	Parker Hannifin Corp.(a)	1.0	1,691,616
222,438	Other Securities	5.4	9,397,602
			16,932,928

Information Technology — 11.6%
2,094	Apple, Inc.	0.7	1,174,964
60,729	Cisco Systems, Inc.(a)	0.8	1,363,366
165,169	Hewlett-Packard Co.	2.7	4,621,429
43,545	Intel Corp.	0.7	1,130,428
43,423	Microsoft Corp.	0.9	1,625,323
54,525	Oracle Corp.	1.2	2,086,126
377,985	Other Securities	4.6	8,042,954
			20,044,590
Materials — 3.2%
210,909	Other Securities	3.2	5,541,890

Telecommunication Services — 2.4%
54,461	AT&T, Inc.	1.1	1,914,849
113,782	Other Securities	1.3	2,160,973
			4,075,822
Utilities — 2.5%
94,009	AES Corp. (The)(a)	0.8	1,364,071
18,015	Entergy Corp.(a)	0.6	1,139,809
49,581	Other Securities	1.1	1,841,824
			4,345,704
Total Common Stock
(Cost $141,020,425)			171,617,847

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2013

Shares		Percentage of Net Assets (%)	Value
SHORT-TERM INVESTMENTS (b) — 19.1%
1,746,030	Northern Trust Institutional Government Select Portfolio, 0.010%	1.0	$1,746,030
31,331,157	Northern Trust Institutional Liquid Asset Portfolio, 0.010% (c)	18.1	31,331,157

Total Short-Term Investments
(Cost $33,077,187)			33,077,187

Total Investments — 118.1%
(Cost $174,097,612)			204,695,034
Other Assets & Liabilities, Net — (18.1)%			(31,345,107)

NET ASSETS — 100.0%			$173,349,927

†	Non-income producing security.
††	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(a)	This security or a partial position of this security is on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $30,691,548 (Note 6).
(b)	Rate shown is the 7-day effective yield as of December 31, 2013.
(c)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $31,331,157. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $15,147 (Note 6).

ADR — American Depositary Receipt
PLC — Public Limited Company

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Portfolio’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

As of December 31, 2013, all of the Portfolio’s investments were considered Level 1. For the year ended December 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2013, there have been no transfers between Level 2 and Level 3 assets and liabilities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Condensed Schedule of Investments	December 31, 2013

Shares		Percentage of Net Assets (%)	Value
COMMON STOCK — 98.5%
Consumer Discretionary — 18.9%
9,681	Asbury Automotive Group, Inc.†	1.6	$520,257
6,210	Deckers Outdoor Corp.† (a)	1.6	524,497
14,801	Express, Inc.† (a)	0.8	276,335
4,724	Group 1 Automotive, Inc.(a)	1.0	335,498
19,740	Krispy Kreme Doughnuts, Inc.† (a)	1.1	380,785
14,445	Pier 1 Imports, Inc.(a)	1.0	333,391
5,716	Red Robin Gourmet Burgers, Inc.†	1.3	420,355
20,100	Sonic Corp.† (a)	1.2	405,819
9,181	Steven Madden, Ltd.† (a)	1.0	335,933
94,459	Other Securities	8.3	2,808,848
			6,341,718
Consumer Staples — 5.1%
7,170	Inter Parfums, Inc.(a)	0.8	256,757
5,330	TreeHouse Foods, Inc.† (a)	1.1	367,344
46,291	Other Securities	3.2	1,094,952
			1,719,053
Energy — 4.5%
5,140	Gulfport Energy Corp.†	1.0	324,591
14,560	Matador Resources Co.† (a)	0.8	271,398
21,170	Pacific Drilling†	0.7	242,608
5,820	PDC Energy, Inc.† (a)	0.9	309,740
29,253	Other Securities	1.1	359,898
			1,508,235
Financials — 10.8%
7,480	Bank of the Ozarks, Inc.(a)	1.3	423,293
12,925	Hilltop Holdings, Inc.†	0.9	298,955
6,290	Home BancShares, Inc.(a)	0.7	234,931
6,890	Iberiabank Corp.(a)	1.3	433,037
5,541	MarketAxess Holdings, Inc.(a)	1.1	370,527
22,310	PrivateBancorp, Inc., Class A(a)	1.9	645,428
2,330	SVB Financial Group† (a)	0.7	244,324
6,340	Texas Capital Bancshares, Inc.† (a)	1.2	394,348
24,740	Other Securities	1.7	590,277
			3,635,120

Shares		Percentage of Net Assets (%)	Value
Health Care — 17.6%
8,440	Air Methods Corp.† (a)	1.5	$492,305
21,314	Akorn, Inc.† (a)	1.6	524,964
7,780	Cantel Medical Corp.(a)	0.8	263,820
8,600	Centene Corp.†	1.5	506,970
7,960	ICON PLC†	1.0	321,664
7,580	Medidata Solutions, Inc.† (a)	1.4	459,121
4,995	Neogen Corp.† (a)	0.7	228,271
9,134	PAREXEL International Corp.† (a)	1.2	412,674
11,954	Prestige Brands Holdings, Inc.† (a)	1.3	427,953
103,087	Other Securities	6.6	2,279,095
			5,916,837
Industrials — 16.6%
8,870	Advisory Board Co. (The)† (a)	1.7	564,753
7,430	Beacon Roofing Supply, Inc.† (a)	0.9	299,281
3,550	Chart Industries, Inc.† (a)	1.0	339,522
9,170	EnerSys, Inc.(a)	1.9	642,725
20,330	Healthcare Services Group, Inc.(a)	1.7	576,762
121,708	Other Securities	9.4	3,146,977
			5,570,020
Information Technology — 23.0%
26,401	Applied Micro Circuits Corp.† (a)	1.0	353,245
18,574	Aruba Networks, Inc.† (a)	1.0	332,475
12,344	Ellie Mae, Inc.† (a)	1.0	331,683
6,860	Envestnet, Inc.†	0.8	276,458
6,890	Imperva, Inc.†	1.0	331,616
17,110	InvenSense, Inc., Class A† (a)	1.1	355,546
17,433	MAXIMUS, Inc.	2.3	766,878
4,115	OpenTable, Inc.† (a)	1.0	326,607
9,150	Qlik Technologies, Inc.†	0.7	243,665
5,090	SPS Commerce, Inc.†	1.0	332,377
10,640	Synchronoss Technologies, Inc.† (a)	1.0	330,585
159,049	Other Securities	11.1	3,745,131
			7,726,266
Materials — 1.4%
21,142	Other Securities	1.4	479,390

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2013

Shares		Percentage of Net Assets (%)	Value
Telecommunication Services — 0.6%
20,521	Other Securities	0.6	$180,148

Total Common Stock
(Cost $26,178,933)			33,076,787

SHORT-TERM INVESTMENTS (b) — 50.3%
315,984	Northern Trust Institutional Government Select Portfolio, 0.010%	0.9	315,984
16,590,911	Northern Trust Institutional Liquid Asset Portfolio, 0.010% (c)	49.4	16,590,911

Total Short-Term Investments
(Cost $16,906,895)			16,906,895

RIGHTS — 0.0%

Number of Rights
180	Other Securities	0.0	360
Total Rights (Cost $—)			360

Total Investments — 148.8%
(Cost $43,085,828)			49,984,042
Other Assets & Liabilities, Net — (48.8)%			(16,389,140)

NET ASSETS — 100.0%			$33,594,902

†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $16,208,525 (Note 6).
(b)	Rate shown is the 7-day effective yield as of December 31, 2013.
(c)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $16,590,911. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $32,398 (Note 6).

Ltd. — Limited
PLC — Public Limited Company

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Portfolio’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

As of December 31, 2013, all of the Portfolio’s investments were considered Level 1, except for Trius Contingent Value Rights was Level 3. At December 31, 2013, this investment was valued at $360. A reconciliation of Level 3 investments is only presented when the Portfolio has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. For the year ended December 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2013, there have been no transfers between Level 2 and Level 3 assets and liabilities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Condensed Schedule of Investments	December 31, 2013

Shares		Percentage of Net Assets (%)	Value
COMMON STOCK — 97.3%
Consumer Discretionary — 10.0%
7,482	Bob Evans Farms, Inc.(a)	1.0	$378,514
4,760	Harman International Industries, Inc.	1.0	389,606
23,741	Hooker Furniture Corp.	1.0	396,000
6,696	MDC Partners, Inc., Class A	0.5	170,815
129,279	Other Securities	6.5	2,521,132
			3,856,067
Consumer Staples — 7.7%
33,700	Cott Corp.(a)	0.7	271,622
21,700	Elizabeth Arden, Inc.† (a)	2.0	769,265
9,930	Inter Parfums, Inc.(a)	0.9	355,594
8,555	TreeHouse Foods, Inc.† (a)	1.5	589,611
57,011	Other Securities	2.6	999,158
			2,985,250
Energy — 3.2%
7,910	Carrizo Oil & Gas, Inc.† (a)	0.9	354,131
26,600	McDermott International, Inc.† (a)	0.6	243,656
54,688	Other Securities	1.7	634,926
			1,232,713
Financials — 24.5%
14,700	Aspen Insurance Holdings, Ltd.(a)	1.6	607,257
15,870	Astoria Financial Corp.	0.6	219,482
6,174	First American Financial Corp.	0.4	174,107
32,100	Forestar Group, Inc.† (a)	1.7	682,767
21,335	HomeStreet, Inc.	1.1	426,700
5,935	MB Financial, Inc.(a)	0.5	190,454
13,644	National Penn Bancshares, Inc.(a)	0.4	154,587
7,595	PacWest Bancorp(a)	0.8	320,661
11,432	PrivateBancorp, Inc., Class A(a)	0.9	330,728
9,669	Texas Capital Bancshares, Inc.† (a)	1.6	601,412
6,609	Webster Financial Corp.	0.5	206,069
21,688	Western Alliance Bancorp† (a)	1.3	517,476
275,823	Other Securities	13.1	5,035,267
			9,466,967

Shares		Percentage of Net Assets (%)	Value
Health Care — 4.8%
3,110	Analogic Corp.(a)	0.7	$275,421
17,100	Sagent Pharmaceuticals, Inc.† (a)	1.1	433,998
60,714	Other Securities	3.0	1,138,803
			1,848,222
Industrials — 20.6%
14,597	Albany International Corp., Class A	1.4	524,470
1,574	Astronics Corp., Class B†	0.2	79,802
7,370	Astronics Corp.† (a)	1.0	375,870
3,680	Curtiss-Wright Corp.(a)	0.6	229,006
3,225	EnerSys, Inc.	0.6	226,040
4,270	Esterline Technologies Corp.†	1.1	435,369
21,575	GP Strategies Corp.†	1.7	642,719
43,817	Griffon Corp.(a)	1.5	578,823
26,350	Marten Transport, Ltd.(a)	1.4	532,006
26,400	Orbital Sciences Corp.†	1.6	615,120
10,390	Trimas Corp.†	1.1	414,457
175,283	Other Securities	8.4	3,284,710
			7,938,392
Information Technology — 19.3%
9,205	Coherent, Inc.† (a)	1.8	684,760
34,800	Entegris, Inc.†	1.0	403,680
7,820	Euronet Worldwide, Inc.†	1.0	374,187
40,700	GSI Group, Inc.† (a)	1.2	457,468
47,700	Integrated Device Technology, Inc.† (a)	1.3	486,063
24,212	International Rectifier Corp.†	1.6	631,207
80,500	Lattice Semiconductor Corp.†	1.2	443,555
7,010	Measurement Specialties, Inc.† (a)	1.1	425,437
11,945	Methode Electronics, Inc.	1.0	408,400
30,900	Microsemi Corp.†	2.0	770,955
8,295	MKS Instruments, Inc.(a)	0.6	248,352
136,895	Other Securities	5.5	2,118,843
			7,452,907
Materials — 5.5%
15,345	Boise Cascade Co.† (a)	1.2	452,370
4,500	Deltic Timber Corp.(a)	0.8	305,730
14,509	Neenah Paper, Inc.(a)	1.6	620,550
35,366	Other Securities	1.9	759,461
			2,138,111

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2013

Shares		Percentage of Net Assets (%)	Value
Telecommunication Services — 0.5%
26,780	Other Securities	0.5	$209,309

Utilities — 1.2%
12,456	Other Securities	1.2	446,889

Total Common Stock
(Cost $29,736,018)			37,574,827

SHORT-TERM INVESTMENTS (b) — 44.6%
859,533	Northern Trust Institutional Government Select Portfolio, 0.010%	2.2	859,534
16,372,417	Northern Trust Institutional Liquid Asset Portfolio, 0.010% (c)	42.4	16,372,417

Total Short-Term Investments
(Cost $17,231,951)			17,231,951

Total Investments — 141.9%
(Cost $46,967,969)			54,806,778
Other Assets & Liabilities, Net — (41.9)%			(16,184,843)

NET ASSETS — 100.0%			$38,621,935

†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $15,946,858 (Note 6).
(b)	Rate shown is the 7-day effective yield as of December 31, 2013.
(c)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $16,372,417. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $49,180 (Note 6).

Ltd. — Limited

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Portfolio’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

As of December 31, 2013, all of the Portfolio’s investments were considered Level 1. For the year ended December 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2013, there have been no transfers between Level 2 and Level 3 assets and liabilities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Condensed Schedule of Investments	December 31, 2013

Shares		Percentage of Net Assets (%)	Value
COMMON STOCK — 99.3%
Consumer Discretionary — 13.1%
3,688	Amazon.com, Inc.†	0.7	$1,470,738
20,821	Comcast Corp., Class A	0.6	1,081,963
13,374	Home Depot, Inc. (The)	0.6	1,101,215
10,104	McDonald's Corp.	0.5	980,391
17,668	Walt Disney Co. (The)	0.7	1,349,835
509,511	Other Securities	10.0	20,229,455
			26,213,597
Consumer Staples — 8.8%
20,175	Altria Group, Inc.	0.4	774,518
43,140	Coca-Cola Co. (The)	0.9	1,782,113
12,042	CVS Caremark Corp.	0.4	861,846
15,591	PepsiCo, Inc.	0.6	1,293,118
16,125	Philip Morris International, Inc.	0.7	1,404,971
27,639	Procter & Gamble Co. (The)	1.1	2,250,091
16,670	Wal-Mart Stores, Inc.	0.7	1,311,762
160,492	Other Securities	4.0	7,929,592
			17,608,011
Energy — 9.5%
19,769	Chevron Corp.	1.2	2,469,346
13,181	ConocoPhillips	0.5	931,238
44,386	Exxon Mobil Corp.	2.3	4,491,863
8,080	Occidental Petroleum Corp.	0.4	768,408
14,224	Schlumberger, Ltd.	0.7	1,281,725
216,241	Other Securities	4.4	9,010,815
			18,953,395
Financials — 17.3%
9,475	American Express Co.	0.4	859,667
115,473	Bank of America Corp.	0.9	1,797,915
19,984	Berkshire Hathaway, Inc., Class B†	1.2	2,369,303
32,515	Citigroup, Inc.	0.9	1,694,357
40,734	JPMorgan Chase & Co.	1.2	2,382,124
2,850	Northern Trust Corp.	0.1	176,386
19,284	U.S. Bancorp(a)	0.4	779,074
51,892	Wells Fargo & Co.	1.2	2,355,897
633,520	Other Securities	11.0	22,355,329
			34,770,052
Health Care — 12.1%
15,025	AbbVie, Inc.	0.4	793,470
6,732	Amgen, Inc.	0.4	768,525
16,450	Bristol-Myers Squibb Co.	0.5	874,317

Shares		Percentage of Net Assets (%)	Value
Health Care (continued)
13,750	Gilead Sciences, Inc.†	0.5	$1,033,312
30,485	Johnson & Johnson	1.4	2,792,121
29,330	Merck & Co., Inc.	0.7	1,467,966
69,287	Pfizer, Inc.	1.1	2,122,261
10,230	UnitedHealth Group, Inc.	0.4	770,319
247,418	Other Securities	6.7	13,559,545
			24,181,836
Industrials — 11.6%
6,785	3M Co.	0.5	951,596
7,215	Boeing Co. (The)	0.5	984,775
108,246	General Electric Co.	1.5	3,034,136
8,430	Honeywell International, Inc.	0.4	770,249
9,320	United Technologies Corp.	0.5	1,060,616
302,823	Other Securities	8.2	16,465,411
			23,266,783
Information Technology — 18.0%
9,630	Apple, Inc.	2.7	5,403,489
56,598	Cisco Systems, Inc.	0.7	1,270,625
2,730	Google, Inc., Class A†	1.5	3,059,538
53,043	Intel Corp.	0.7	1,376,996
10,480	International Business Machines Corp.	1.0	1,965,734
1,073	MasterCard, Inc., Class A	0.5	896,449
89,262	Microsoft Corp.	1.7	3,341,077
37,055	Oracle Corp.	0.7	1,417,724
18,250	QUALCOMM, Inc.	0.7	1,355,063
5,150	Visa, Inc., Class A	0.6	1,146,802
481,780	Other Securities	7.2	14,928,300
			36,161,797
Materials — 3.6%
158,440	Other Securities	3.6	7,306,688

Telecommunication Services — 2.3%
56,349	AT&T, Inc.	1.0	1,981,231
30,438	Verizon Communications, Inc.	0.8	1,495,723
53,444	Other Securities	0.5	1,099,995
			4,576,949
Utilities — 3.0%
150,935	Other Securities	3.0	6,078,569

Total Common Stock
(Cost $85,040,911)			199,117,677

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Condensed Schedule of Investments - (Continued)	December 31, 2013

Shares		Percentage of Net Assets (%)	Value
SHORT-TERM INVESTMENT (b) (c) — 10.8%
21,632,734	Northern Trust Institutional Liquid Asset Portfolio, 0.010%	10.8	$21,632,734

Total Short-Term Investment
(Cost $21,632,734)			21,632,734

RIGHTS — 0.0%

Number of Rights
4,200	Other Securities (Cost $3,334)	0.0	2,457

WARRANTS — 0.0%
192	Other Securities (Cost $5,144)	0.0	286

Total Investments — 110.1%
(Cost $106,682,123)			220,753,154
Other Assets & Liabilities, Net — (10.1)%			(20,274,287)

NET ASSETS — 100.0%			$200,478,867

†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $21,386,251 (Note 6).
(b)	Rate shown is the 7-day effective yield as of December 31, 2013.
(c)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $21,632,734. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $271,985 (Note 6).

Ltd. — Limited

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

As of December 31, 2013, all of the Fund’s investments were considered Level 1, except for Magnum Hunter Resources Corp. Warrant, Maxygen, Inc., Orleans Homebuilders, Inc., Trico Marine Services, Inc. and WP Stewart & Co., Ltd. which are Level 3. At December 31, 2013, these investments were valued at $6. The value of Level 3 investments at December 31, 2012 was $9,936. A reconciliation of Level 3 investments is only presented when the Portfolio has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. For the year ended December 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2013, there have been no transfers between Level 2 and Level 3 assets and liabilities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments	December 31, 2013

Shares		Percentage of Net Assets (%)	Value
COMMON STOCK — 96.8%
Argentina — 0.8%
3,500	MercadoLibre, Inc.(a)	0.8	$377,265

Australia — 0.8%
30,300	Other Securities	0.8	401,474

Bermuda — 1.6%
16,700	Lazard, Ltd., Class A(a)	1.6	756,844

Brazil — 1.9%
25,200	BRF SA ADR	1.1	525,924
30,720	Other Securities	0.8	369,904
			895,828
Canada — 7.2%
19,700	Canadian National Railway Co.	2.3	1,123,239
5,300	Canadian Pacific Railway, Ltd.(a)	1.7	801,996
1,720	Canadian Pacific Railway, Ltd.	0.5	260,125
8,400	Royal Bank of Canada	1.2	564,692
15,700	Other Securities	1.5	714,883
			3,464,935
China — 3.4%
476,000	Bank of China, Ltd., Class H	0.5	219,733
34,400	Sinopharm Group Co., Ltd., Class H	0.2	98,968
413,000	Sun Art Retail Group, Ltd.	1.2	583,271
371,720	Other Securities	1.5	745,850
			1,647,822
Denmark — 3.1%
4,300	Novo Nordisk ADR(a)	1.6	794,468
14,244	Novozymes A, Class B	1.3	601,670
2,900	Other Securities	0.2	95,214
			1,491,352
Finland — 1.4%
24,700	Other Securities	1.4	698,968

France — 4.2%
2,000	Christian Dior SA	0.8	378,564
2,226	LVMH Moet Hennessy Louis Vuitton SA	0.8	406,678
3,800	Sanofi-Aventis SA	0.9	405,822

Shares		Percentage of Net Assets (%)	Value
France (continued)
11,200	Other Securities	1.7	$841,310
			2,032,374
Germany — 5.8%
3,050	Adidas AG	0.8	388,931
3,700	BASF SE	0.8	394,917
4,090	Bayer AG	1.2	574,282
2,950	Fresenius SE & Co. KGaA	1.0	453,637
20,710	Other Securities	2.0	981,209
			2,792,976
Hong Kong — 6.3%
48,000	China Overseas Land & Investment, Ltd.	0.3	135,487
65,000	Hutchison Whampoa, Ltd.	1.8	885,675
338,000	Lenovo Group, Ltd.(a)	0.9	412,029
16,700	Tencent Holdings, Ltd.	2.2	1,069,259
169,000	Other Securities	1.1	521,392
			3,023,842
India — 0.4%
3,100	Other Securities	0.4	175,460

Indonesia — 0.2%
177,000	Other Securities	0.2	114,556

Ireland — 3.0%
10,500	Covidien PLC	1.5	715,050
4,800	Perrigo Co. PLC	1.5	736,608
			1,451,658
Italy — 0.4%
7,300	Other Securities	0.4	176,395

Japan — 11.1%
3,300	FANUC Corp.	1.3	604,694
29,300	ITOCHU Corp.	0.7	362,225
9,700	Sysmex Corp.	1.2	572,932
9,100	Toyota Motor Corp.	1.2	554,873
271,900	Other Securities	6.7	3,290,035
			5,384,759
Luxembourg — 0.9%
21,300	Other Securities	0.9	430,345

Malaysia — 0.5%
120,500	Other Securities	0.5	259,060

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	December 31, 2013

Shares		Percentage of Net Assets (%)	Value
Mexico — 2.0%
162,500	Wal-Mart de Mexico SAB de CV	0.9	$426,397
131,400	Other Securities	1.1	526,182
			952,579
Netherlands — 4.4%
8,300	ASML Holding NV, Class G(a)	1.6	777,710
3,200	Core Laboratories NV	1.3	611,040
14,500	Sensata Technologies Holding NV†	1.2	562,165
8,550	Other Securities	0.3	174,203
			2,125,118
Norway — 2.0%
19,300	Statoil ASA	1.0	469,309
14,900	Telenor ASA	0.7	356,015
24,100	Other Securities	0.3	151,073
			976,397
Portugal — 0.7%
17,834	Other Securities	0.7	348,723

Russia — 0.8%
6,300	Lukoil OAO ADR	0.8	397,656

Singapore — 1.0%
92,800	Other Securities	1.0	496,600

South Africa — 1.8%
23,894	Shoprite Holdings, Ltd.	0.8	374,165
23,300	Other Securities	1.0	503,436
			877,601
South Korea — 2.1%
2,000	Hyundai Motor Co.†	0.9	448,934
5,790	Other Securities	1.2	561,153
			1,010,087
Spain — 2.4%
4,513	Inditex SA	1.5	745,150
39,400	Other Securities	0.9	436,527
			1,181,677
Sweden — 2.3%
22,463	Svenska Cellulosa AB, Class B	1.4	692,037
14,250	Other Securities	0.9	399,477
			1,091,514

Shares		Percentage of Net Assets (%)	Value
Switzerland — 7.0%
8,000	ACE, Ltd.(a)	1.7	$828,240
9,646	Nestle SA	1.5	706,956
1,800	Roche Holding AG	1.0	504,227
308	SGS SA	1.5	709,094
27,100	Other Securities	1.3	645,056
			3,393,573
Taiwan — 2.4%
66,200	Taiwan Semiconductor Manufacturing Co., Ltd. ADR(a)	2.4	1,154,528

Thailand — 0.8%
69,700	Other Securities	0.8	361,388

Turkey — 0.3%
6,150	Other Securities	0.3	126,751

United Kingdom — 11.5%
10,000	ARM Holdings PLC ADR(a)	1.1	547,400
6,106	ASOS PLC†	1.3	622,132
27,680	BHP Billiton PLC	1.8	858,912
19,970	Prudential PLC	0.9	446,212
24,770	WH Smith PLC	0.9	411,307
209,045	Other Securities	5.5	2,674,543
			5,560,506
United States — 2.3%
15,800	Coca-Cola Enterprises, Inc.	1.5	697,254
9,230	Other Securities	0.8	406,954
			1,104,208
Total Common Stock
(Cost $44,646,375)			46,734,819

SHORT-TERM INVESTMENTS (b) — 14.1%
1,041,901	Northern Trust Institutional Government Select Portfolio, 0.010%	2.1	1,041,901
5,786,620	Northern Trust Institutional Liquid Asset Portfolio, 0.010% (c)	12.0	5,786,620

Total Short-Term Investments
(Cost $6,828,521)			6,828,521

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	December 31, 2013

Shares		Percentage of Net Assets (%)	Value
PREFERRED STOCK — 1.2%
Germany — 1.2%
4,950	Henkel AG & Co. KGaA	1.2	$575,364

Total Preferred Stock (Cost $484,001)			575,364

PRIVATE COMPANY — 0.0%
Malta — 0.0%
4,007	Other Securities	0.0	—

Total Private Company (Cost $—)			—

Total Investments — 112.1%
(Cost $51,958,897)			54,138,704
Other Assets & Liabilities, Net — (12.1)%			(5,831,888)

NET ASSETS — 100.0%			$48,306,816

†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $5,667,522 (Note 6).
(b)	Rate shown in the 7-day effective yield as of December 31, 2013.
(c)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $5,786,620 (Note 6).

ADR — American Depositary Receipt
Ltd. — Limited
PLC— Public Limited Company

Amounts designated as “—“ are either $0 or have been rounded to $0.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stock
Argentina	$377,265	$—		$—	$377,265
Australia	—	401,474	*	—	401,474
Bermuda	756,844	—		—	756,844
Brazil	895,828	—		—	895,828
Canada	3,464,935	—		—	3,464,935
China	165,060	1,482,762	*	—	1,647,822
Denmark	794,468	696,884	*	—	1,491,352
Finland	—	698,968	*	—	698,968
France	—	2,032,374	*	—	2,032,374
Germany	—	2,792,976	*	—	2,792,976
Hong Kong	—	3,023,842	*	—	3,023,842
India	175,460	—		—	175,460
Indonesia	—	114,556	*	—	114,556
Ireland	1,451,658	—		—	1,451,658
Italy	—	176,395	*	—	176,395
Japan	—	5,384,759	*	—	5,384,759
Luxembourg	—	430,345	*	—	430,345
Malaysia	—	259,060	*	—	259,060
Mexico	952,579	—		—	952,579
Netherlands	1,950,915	174,203	*	—	2,125,118
Norway	—	976,397	*	—	976,397
Portugal	—	348,723	*	—	348,723
Russia	397,656	—		—	397,656
Singapore	—	496,600	*	—	496,600
South Africa	—	877,601	*	—	877,601
South Korea	98,480	911,607	*	—	1,010,087
Spain	—	1,181,677	*	—	1,181,677
Sweden	—	1,091,514	*	—	1,091,514
Switzerland	828,240	2,565,333	*	—	3,393,573
Taiwan	1,154,528	—		—	1,154,528

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	December 31, 2013

Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stock (continued)
Thailand	$—	$361,388	*	$—	$361,388
Turkey	126,751	—		—	126,751
United Kingdom	547,400	5,013,106	*	—	5,560,506
United States	1,104,208	—		—	1,104,208
Total Common Stock	15,242,275	31,492,544		—	46,734,819
Short-Term Investments	6,828,521	—		—	6,828,521
Preferred Stock	—	575,364	*	—	575,364
Private Company
Malta	—	—		—^	—
Total Investments in Securities	$22,070,796	$32,067,908		$—	$54,138,704

*	Represents securities trading primarily outside the United States, the value of which were adjusted as a result of local trading through the application of a third-party vendor.

^
This security was categorized as Level 3 and had a market value of $0 as of December 31, 2013 and the value has remained $0 throughout the year ended December 31, 2013. There were no accrued discounts/premiums, realized gain/(loss), change in unrealized appreciation/(depreciation), purchases, sales or transfers in or out of Level 3 during the year ended December 31, 2013.

For the year ended December 31, 2013, the transfers out of Level 1 and into Level 2 were $0 and the transfers out of Level 2 into Level 1 were $(0). The transfers were related to the fair value of certain foreign securities.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities December 31, 2013

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO		SMALL COMPANY GROWTH PORTFOLIO		SMALL COMPANY VALUE PORTFOLIO		WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
ASSETS:
Investments in securities, at value (Note 2)	$408,224,047	*	$204,695,034	*	$49,984,042	*	$54,806,778	*	$220,753,154	*	$54,138,704	*
Cash	—		—		—		—		—		12,956
Foreign currency, at value	—		—		—		—		—		5,606
Receivable for investment securities sold	854,153		299,652		309,579		203,782		2,626,264		—
Dividends and interest receivable	421,169		208,043		10,833		20,913		266,502		24,840
Receivable for Portfolio shares sold	312,835		20,324		—		21,027		117,237		320
Dividend reclaim receivable	1,902		9,374		—		—		425		23,175
Receivable from Adviser (Note 3)	—		—		—		699		—		41,492
Prepaid expenses and other assets	54,906		28,814		5,315		5,861		29,189		10,439
Total Assets	409,869,012		205,261,241		50,309,769		55,059,060		223,792,771		54,257,532

LIABILITIES:
Payable upon return on securities loaned	50,067,619		31,331,157		16,590,911		16,372,417		21,632,734		5,786,620
Payable for investment securities purchased	2,096,242		303,545		62,710		—		139,584		—
Payable for Portfolio shares redeemed	159,564		105,338		13,508		17,930		281,567		20,512
Investment advisory fees payable (Note 3)	222,975		108,361		27,311		27,161		16,843		40,086
Distribution fees payable (Note 4)	24,018		12,510		3,183		2,664		31,110		576
Shareholder Service fees payable (Note 4)	26,902		1,184		838		617		18,277		458
Administration fees payable	20,811		10,114		1,962		2,237		11,790		2,806
Directors’ fees payable	3,402		1,645		321		363		1,917		459
Chief compliance officer expenses payable	1,428		691		135		153		804		193
Cash overdraft	—		—		—		—		1,080,697		—
Accrued expenses and other payables	129,292		36,769		13,988		13,583		98,581		99,006
Total Liabilities	52,752,253		31,911,314		16,714,867		16,437,125		23,313,904		5,950,716

NET ASSETS	$357,116,759		$173,349,927		$33,594,902		$38,621,935		$200,478,867		$48,306,816

* Includes Market Value of Securities on Loan	$49,361,917		$30,691,548		$16,208,525		$15,946,858		$21,386,251		$5,667,522

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2013

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND
NET ASSETS consist of:
Paid-in capital	$271,434,082	$145,566,607	$26,476,044	$30,812,671	$126,841,416	$47,957,539
Undistributed/(distributions in excess of) net investment income	12,182	(3)	—	(4)	439,759	2,147
Accumulated net realized gain/(loss) on investments sold, securities sold short and foreign currency transactions1	3,497,423	(2,814,099)	220,644	(29,541)	(40,873,339)	(1,833,904)
Net unrealized appreciation of investments, securities sold short and other assets and liabilities denominated in foreign currencies1	82,173,072	30,597,422	6,898,214	7,838,809	114,071,031	2,181,034

NET ASSETS	$357,116,759	$173,349,927	$33,594,902	$38,621,935	$200,478,867	$48,306,816

Investments in securities, at cost (Note 2)	$275,983,356	$142,766,455	$26,494,917	$30,595,552	$85,049,389	$46,172,277
Cash collateral for securities on loan, at cost	50,067,619	31,331,157	16,590,911	16,372,417	21,632,734	5,786,620
Foreign currency, at cost	—	—	—	—	—	5,622

NET ASSETS:
Investment Class shares	$113,495,113	$61,799,962	$9,582,298	$13,688,137	$139,353,642	$2,409,776
(50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†
Institutional Class shares	$243,621,646	$111,549,965	$24,012,604	$24,933,798	$59,564,878	$45,897,040
(50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†
Qualified Class shares	N/A	N/A	N/A	N/A	$169	N/A
(50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)
Horace Mann Class shares	N/A	N/A	N/A	N/A	$1,560,178	N/A
(50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)

1	Effective April 2, 2013, the Wilshire International Equity Fund no longer engages in short selling.

†	For the Wilshire International Equity Fund, (40,000,000 shares authorized, per class, par value $.001 per share).

N/A — Not Applicable. Share classes currently not offered.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2013

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
SHARES OUTSTANDING:
Investment Class shares	2,728,284	2,882,042	384,080	562,717	8,591,200		248,405
Institutional Class shares	5,628,466	5,193,041	918,745	1,014,145	3,674,531		4,759,056
Qualified Class shares	N/A	N/A	N/A	N/A	10		N/A
Horace Mann Class shares	N/A	N/A	N/A	N/A	96,411		N/A

INVESTMENT CLASS SHARES:
Net asset value, offering and redemption price per share	$41.60	$21.44	$24.95	$24.33	$16.22		$9.70

INSTITUTIONAL CLASS SHARES:
Net asset value, offering and redemption price per share	$43.28	$21.48	$26.14	$24.59	$16.21		$9.64

QUALIFIED CLASS SHARES:
Net asset value, offering and redemption price per share	N/A	N/A	N/A	N/A	$16.56	*	N/A

HORACE MANN CLASS SHARES:
Net asset value, offering and redemption price per share	N/A	N/A	N/A	N/A	$16.18		N/A

*	Difference in net asset value recalculation and net asset value stated is caused by rounding differences.

N/A — Not Applicable. Share classes currently not offered.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations For the Year Ended December 31, 2013

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND
INVESTMENT INCOME:
Dividends	$3,679,940	$2,671,935	$113,572	$309,605	$3,570,155	$1,798,229
Interest	4,149	194	301	3,091	5,645	7,361
Income from Security Lending	93,797	27,971	25,655	12,284	57,202	24,676
Foreign taxes withheld	(5,829)	8,283	(24)	(414)	(492)	(61,193)
Total income	3,772,057	2,708,383	139,504	324,566	3,632,510	1,769,073

EXPENSES:
Investment advisory fee (Note 3)	2,182,024	970,427	189,080	217,175	180,642	733,817
Distribution (12b-1) fees (Note 4)
Investment Class	265,684	132,444	17,582	29,320	295,203	51,424
Horace Mann Class	N/A	N/A	N/A	N/A	4,505	N/A
Shareholder Service fees (Note 4)
Investment Class	100,763	8,091	6,854	6,308	72,491	9,089
Institutional Class	86,122	766	161	140	47,488	195
Administration and accounting fees (Note 3)	203,656	90,573	15,571	17,885	126,449	51,106
Directors' fees and expenses (Note 3)	41,447	17,631	3,008	3,490	26,738	13,062
Chief compliance officer expenses	1,826	826	156	179	1,101	403
Transfer agent fees (Note 3)	187,155	37,714	10,599	12,151	74,656	18,839
Professional fees	107,867	45,069	17,134	18,110	90,450	83,400
Printing fees	60,970	26,997	5,053	7,242	41,209	21,215
Registration and filing fees	55,310	38,480	24,517	25,091	46,931	32,783
Custodian fees (Note 3)	71,955	22,398	7,243	6,290	59,379	63,444
Dividend expense on securities sold short1	—	—	—	—	—	144,025
Interest expense for securities sold short1	—	—	—	—	—	116,333
Other	25,645	10,164	6,607	5,983	36,311	45,171
Total expenses	3,390,424	1,401,580	303,565	349,364	1,103,553	1,384,306
Fees waived by investment Adviser (Note 3)	—	—	(13,703)	(5,992)	—	(152,161)
Fees paid indirectly (Note 4)	(2,949)	(17,500)	(1,218)	(2,467)	(332)	(3,040)
Net expenses	3,387,475	1,384,080	288,644	340,905	1,103,221	1,229,105

Net investment income/(loss)	384,582	1,324,303	(149,140)	(16,339)	2,529,289	539,968

1	Effective April 2, 2013, the Wilshire International Equity Fund no longer engages in short selling.

Amounts designated as “—” are either $0, or have been rounded to $0.

N/A – Not Applicable. Share classes currently not offered.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Year Ended December 31, 2013

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, SECURITIES SOLD SHORT AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 5):
Net realized gain/(loss) from:
Investments1	$29,028,147	$9,827,087	$1,400,274	$2,527,969	$3,827,546	$59,443,470
Securities sold short2	—	—	—	—	—	(6,764,407)
Foreign currency transactions	—	—	—	—	—	(35,948)
Net change in unrealized appreciation/(depreciation) on:
Investments	49,089,849	26,268,501	6,068,373	6,705,119	43,806,174	(35,812,773)
Securities sold short2	—	—	—	—	—	2,900,339
Other assets and liabilities denominated in foreign currencies	—	—	—	—	—	1,227

Net realized and unrealized gain on investments, securities sold short and foreign currencies	78,117,996	36,095,588	7,468,647	9,233,088	47,633,720	19,731,908

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$78,502,578	$37,419,891	$7,319,507	$9,216,749	$50,163,009	$20,271,876

1	Includes realized gain/(loss) as a result of in-kind transactions. See Note 10 in Notes to Financial Statements.

2	Effective April 2, 2013, the Wilshire International Equity Fund no longer engages in short selling.

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets For the Year Ended December 31, 2013

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND
OPERATIONS:
Net investment income/(loss)	$384,582	$1,324,303	$(149,140)	$(16,339)	$2,529,289	$539,968
Net realized gain on investments and securities sold short1,2	29,028,147	9,827,087	1,400,274	2,527,969	3,827,546	52,643,115
Net change in unrealized appreciation/(depreciation) on investments and securities sold short2	49,089,849	26,268,501	6,068,373	6,705,119	43,806,174	(32,911,207)
Net increase in net assets resulting from operations	78,502,578	37,419,891	7,319,507	9,216,749	50,163,009	20,271,876

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income:
Investment Class shares	—	(388,038)	—	(1,497)	(1,697,976)	—
Institutional Class shares	(402,755)	(947,789)	(42,279)	(66,562)	(870,173)	(563,726)
Qualified Class shares	N/A	N/A	N/A	N/A	(2)	N/A
Horace Mann Class shares	N/A	N/A	N/A	N/A	(18,635)	N/A
Net Realized Capital Gains:
Investment Class shares	(8,765,455)	(221,033)	(205,408)	(363,659)	—	(52,555)
Institutional Class shares	(18,229,730)	(396,695)	(484,005)	(654,126)	—	(978,768)
Total Distributions to Shareholders	(27,397,940)	(1,953,555)	(731,692)	(1,085,844)	(2,586,786)	(1,595,049)

CAPITAL STOCK TRANSACTIONS (DOLLARS)3:
Investment Class shares:
Shares sold	7,868,400	9,693,427	631,663	2,314,939	15,399,418	2,560,782
Shares issued as reinvestment of distributions	8,433,006	582,986	196,966	355,347	1,638,026	23,876
Shares redeemed	(23,010,451)	(8,208,991)	(1,174,680)	(2,482,775)	(17,931,153)	(82,287,376)
Net increase/(decrease) in net assets from Investment Class share transactions	(6,709,045)	2,067,422	(346,051)	187,511	(893,709)	(79,702,718)

Institutional Class shares:
Shares sold	137,094,195	97,812,273	20,768,047	21,059,214	3,559,358	44,130,663
Shares issued as reinvestment of distributions	13,128,582	1,343,062	526,283	720,537	398,883	1,542,491
Shares redeemed	(24,094,441)	(8,359,198)	(1,181,583)	(1,171,102)	(9,874,233)	(110,445,066)
Net increase/(decrease) in net assets from Institutional Class share transactions	126,128,336	90,796,137	20,112,747	20,608,649	(5,915,992)	(64,771,912)

1	Includes realized gain/(loss) as a result of in-kind transactions. See Note 10 in Notes to Financial Statements.

2	Effective April 2, 2013, the Wilshire International Equity Fund no longer engages in short selling.

3	Includes shares sold/shares redeemed as a result of in-kind transactions. See Note 10 in Notes to Financial Statements.

N/A — Not Applicable. Share classes currently not offered.

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued) For the Year Ended December 31, 2013

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND
CAPITAL STOCK TRANSACTIONS (DOLLARS) (Continued):
Qualified Class shares:
Shares sold	N/A	N/A	N/A	N/A	1	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	1	N/A
Shares redeemed	N/A	N/A	N/A	N/A	—	N/A
Net increase in net assets from Qualified Class share transactions	N/A	N/A	N/A	N/A	2	N/A

Horace Mann Class shares:
Shares sold	N/A	N/A	N/A	N/A	30,100	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	18,635	N/A
Shares redeemed	N/A	N/A	N/A	N/A	(100,080)	N/A
Net decrease in net assets from Horace Mann Class share transactions	N/A	N/A	N/A	N/A	(51,345)	N/A
Net increase/(decrease) in net assets from capital stock transactions	119,419,291	92,863,559	19,766,696	20,796,160	(6,861,044)	(144,474,630)
Net increase/(decrease) in net assets	170,523,929	128,329,895	26,354,511	28,927,065	40,715,179	(125,797,803)

NET ASSETS:
Beginning of year	186,592,830	45,020,032	7,240,391	9,694,870	159,763,688	174,104,619
End of year	$357,116,759	$173,349,927	$33,594,902	$38,621,935	$200,478,867	$48,306,816
Undistributed/(distributions in excess of) net investment income at end of year	$12,182	$(3)	$—	$(4)	$439,759	$2,147

N/A — Not Applicable. Share classes currently not offered.

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued) For the Year Ended December 31, 2013

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND
CAPITAL SHARE TRANSACTIONS1:
Investment Class shares:
Shares sold	202,933	512,296	29,538	111,331	1,050,077	279,429
Shares issued as reinvestment of distributions	210,352	27,525	8,187	15,094	101,363	2,548
Shares redeemed	(591,454)	(445,646)	(53,727)	(117,787)	(1,242,984)	(9,022,433)
Net increase/(decrease) in Investment Class shares outstanding	(178,169)	94,175	(16,002)	8,638	(91,544)	(8,740,456)

Institutional Class shares:
Shares sold	3,511,797	5,514,835	946,389	1,033,605	246,653	4,790,649
Shares issued as reinvestment of distributions	314,035	63,160	20,792	30,136	24,699	162,392
Shares redeemed	(582,902)	(435,315)	(49,228)	(52,657)	(675,306)	(12,016,034)
Net increase/(decrease) in Institutional Class shares outstanding	3,242,930	5,142,680	917,953	1,011,084	(403,954)	(7,062,993)

Qualified Class shares:
Shares sold	N/A	N/A	N/A	N/A	—	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	—	N/A
Shares redeemed	N/A	N/A	N/A	N/A	—	N/A
Net increase/(decrease) in Qualified Class shares outstanding	N/A	N/A	N/A	N/A	—	N/A

Horace Mann Class shares:
Shares sold	N/A	N/A	N/A	N/A	2,095	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	1,156	N/A
Shares redeemed	N/A	N/A	N/A	N/A	(7,073)	N/A
Net decrease in Horace Mann Class shares outstanding	N/A	N/A	N/A	N/A	(3,822)	N/A

1	Includes shares sold/shares redeemed as a result of in-kind transactions. See Note 10 in Notes to Financial Statements.

N/A — Not Applicable. Share classes currently not offered.

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets For the Year Ended December 31, 2012

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND
OPERATIONS:
Net investment income	$623,377	$447,110	$38,710	$112,073	$2,701,456	$1,609,692
Net realized gain on investments and securities sold short	17,311,562	2,505,781	563,911	689,932	4,299,258	8,910,470
Net change in unrealized appreciation on investments and securities sold short	5,203,680	2,460,131	306,564	652,206	15,612,259	12,460,075
Net increase in net assets resulting from operations	23,138,619	5,413,022	909,185	1,454,211	22,612,973	22,980,237

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income:
Investment Class shares	(207,623)	(436,965)	—	(122,348)	(1,516,208)	(760,719)
Institutional Class shares	(414,871)	(9,553)	—	(754)	(820,042)	(1,293,440)
Qualified Class shares	N/A	N/A	N/A	N/A	(2)	N/A
Horace Mann Class shares	N/A	N/A	N/A	N/A	(17,537)	N/A
Net Realized Capital Gains:
Investment Class shares	(3,063,311)	—	—	—	—	(1,929,117)
Institutional Class shares	(2,497,458)	—	—	—	—	(2,509,275)
Total Distributions to Shareholders	(6,183,263)	(446,518)	—	(123,102)	(2,353,789)	(6,492,551)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Investment Class shares:
Shares sold	11,793,130	13,519,969	786,424	1,624,892	11,067,308	63,126
Shares issued as reinvestment of distributions	3,172,026	420,868	—	118,798	1,464,906	2,687,099
Shares redeemed	(18,467,813)	(5,541,689)	(1,281,207)	(2,219,348)	(17,517,591)	(15,416,348)
Net increase/(decrease) in net assets from Investment Class share transactions	(3,502,657)	8,399,148	(494,783)	(475,658)	(4,985,377)	(12,666,123)

Institutional Class shares:
Shares sold	19,163,786	65,848	10,209	14,151	3,190,784	878,374
Shares issued as reinvestment of distributions	1,588,657	8,333	—	703	809,809	3,802,713
Shares redeemed	(16,685,654)	(161,013)	(10,419)	(52,016)	(10,400,423)	(7,533,378)
Net increase/(decrease) in net assets from Institutional Class share transactions	4,066,789	(86,832)	(210)	(37,162)	(6,399,830)	(2,852,291)

N/A — Not Applicable. Share classes currently not offered.

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued) For the Year Ended December 31, 2012

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND
CAPITAL STOCK TRANSACTIONS (DOLLARS) (Continued):
Qualified Class shares:
Shares sold	N/A	N/A	N/A	N/A	—	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	1	N/A
Shares redeemed	N/A	N/A	N/A	N/A	—	N/A
Net increase in net assets from Qualified Class share transactions	N/A	N/A	N/A	N/A	1	N/A

Horace Mann Class shares:
Shares sold	N/A	N/A	N/A	N/A	38,750	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	17,537	N/A
Shares redeemed	N/A	N/A	N/A	N/A	(71,640)	N/A
Net decrease in net assets from Horace Mann Class share transactions	N/A	N/A	N/A	N/A	(15,353)	N/A
Net increase/(decrease) in net assets from capital stock transactions	564,132	8,312,316	(494,993)	(512,820)	(11,400,559)	(15,518,414)
Net increase in net assets	17,519,488	13,278,820	414,192	818,289	8,858,625	969,272

NET ASSETS:
Beginning of year	169,073,342	31,741,212	6,826,199	8,876,581	150,905,063	173,135,347
End of year	$186,592,830	$45,020,032	$7,240,391	$9,694,870	$159,763,688	$174,104,619
Undistributed net investment income/(accumulated net investment loss) at end of year	$12,246	$6,444	$38,906	$(32,028)	$461,031	$(3)

N/A — Not Applicable. Share classes currently not offered.

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued) For the Year Ended December 31, 2012

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	331,181	883,883	45,393	97,624	917,410	7,296
Shares issued as reinvestment of distributions	92,654	26,996	—	6,951	119,878	322,809
Shares redeemed	(525,217)	(363,633)	(73,894)	(135,097)	(1,459,038)	(1,830,002)
Net increase/(decrease) in Investment Class shares outstanding	(101,382)	547,246	(28,501)	(30,522)	(421,750)	(1,499,897)

Institutional Class shares:
Shares sold	524,356	4,343	563	843	265,860	106,110
Shares issued as reinvestment of distributions	44,711	534	—	41	66,324	454,631
Shares redeemed	(457,410)	(10,396)	(560)	(3,206)	(854,070)	(886,522)
Net increase/(decrease) in Institutional Class shares outstanding	111,657	(5,519)	3	(2,322)	(521,886)	(325,781)

Qualified Class shares:
Shares sold	N/A	N/A	N/A	N/A	—	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	—	N/A
Shares redeemed	N/A	N/A	N/A	N/A	—	N/A
Net increase/(decrease) in Qualified Class shares outstanding	N/A	N/A	N/A	N/A	—	N/A

Horace Mann Class shares:
Shares sold	N/A	N/A	N/A	N/A	3,232	N/A
Shares issued as reinvestment of distributions	N/A	N/A	N/A	N/A	1,439	N/A
Shares redeemed	N/A	N/A	N/A	N/A	(5,967)	N/A
Net decrease in Horace Mann Class shares outstanding	N/A	N/A	N/A	N/A	(1,296)	N/A

N/A — Not Applicable. Share classes currently not offered.

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2013		Year Ended 12/31/2012		Year Ended 12/31/2011	Year Ended 12/31/2010		Year Ended 12/31/2009
Net asset value, beginning of year	$34.70		$31.54		$32.00	$26.88		$20.12

Income/(loss) from investment operations:
Net investment income/(loss)1	(0.02)		0.07		(0.09)	0.01		0.00
Net realized and unrealized gain/(loss) on investments	10.38		4.24		(0.37)	5.12		6.76
Total from investment operations	10.36		4.31		(0.46)	5.13		6.76

Less distributions:
From net investment income	0.00		(0.07)		0.00	(0.01)		0.00
Return of capital	0.00		0.00		0.00	(0.00	)2	0.00
From capital gains	(3.46)		(1.08)		0.00	0.00		0.00
Total distributions	(3.46)		(1.15)		0.00	(0.01)		0.00

Net asset value, end of year	$41.60		$34.70		$31.54	$32.00		$26.88

Total return	30.22%		13.72%		(1.44)%	19.10%		33.60%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$113,495		$100,853		$94,872	$111,904		$116,799
Operating expenses including reimbursement/waiver and fees paid indirectly	1.36%		1.39%		1.41%	1.42%		1.43%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.36	%3	1.39	%3	1.41%	1.42%		1.43%
Net investment income/(loss)	(0.05)%		0.20%		(0.27)%	0.04%		(0.02)%
Portfolio turnover rate	136%		71%		104%	167%		84%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2	Amount is less than $0.01 per share.

3
The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.36% and 1.39% for 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2013		Year Ended 12/31/2012		Year Ended 12/31/2011	Year Ended 12/31/2010		Year Ended 12/31/2009
Net asset value, beginning of year	$35.94		$32.63		$32.99	$27.70		$20.72

Income/(loss) from investment operations:
Net investment income1	0.10		0.18		0.03	0.12		0.08
Net realized and unrealized gain/(loss) on investments	10.77		4.38		(0.39)	5.30		6.98
Total from investment operations	10.87		4.56		(0.36)	5.42		7.06

Less distributions:
From net investment income	(0.07)		(0.17)		0.00	(0.13)		(0.08)
Return of capital	0.00		0.00		0.00	(0.00	)2	0.00
From capital gains	(3.46)		(1.08)		0.00	0.00		0.00
Total distributions	(3.53)		(1.25)		0.00	(0.13)		(0.08)

Net asset value, end of year	$43.28		$35.94		$32.63	$32.99		$27.70

Total return	30.60%		14.04%		(1.09)%	19.55%		34.07%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$243,622		$85,740		$74,201	$82,007		$89,049
Operating expenses including reimbursement/waiver and fees paid indirectly	1.05%		1.11%		1.05%	1.05%		1.09%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.06	%3	1.11	%3	1.05%	1.05%		1.09%
Net investment income	0.23%		0.50%		0.09%	0.40%		0.33%
Portfolio turnover rate	136%		71%		104%	167%		84%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2	Amount is less than $0.01 per share.

3
The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.05% and 1.11% for 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2013		Year Ended 12/31/2012		Year Ended 12/31/2011	Year Ended 12/31/2010		Year Ended 12/31/2009
Net asset value, beginning of year	$15.86		$13.82		$14.42	$12.78		$10.02

Income/(loss) from investment operations:
Net investment income1	0.16		0.17		0.11	0.07		0.08
Net realized and unrealized gain/(loss) on investments	5.64		2.03		(0.59)	1.64		2.77
Total from investment operations	5.80		2.20		(0.48)	1.71		2.85

Less distributions:
From net investment income	(0.14)		(0.16)		(0.12)	(0.07)		(0.09)
Return of capital	0.00		0.00		0.00	(0.00	)2	0.00
From capital gains	(0.08)		0.00		0.00	0.00		0.00
Total distributions	(0.22)		(0.16)		(0.12)	(0.07)		(0.09)

Net asset value, end of year	$21.44		$15.86		$13.82	$14.42		$12.78

Total return	36.54%		15.92%		(3.36)%	13.40%		28.48%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$61,800		$44,220		$30,968	$33,887		$30,677
Operating expenses including reimbursement/waiver and fees paid indirectly	1.24%		1.35%		1.39%	1.39%		1.48%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.25	%3	1.36	%3	1.39%	1.39%		1.48%
Net investment income	0.87%		1.12%		0.77%	0.54%		0.75%
Portfolio turnover rate	101%		97%		140%	140%		188%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2	Amount is less than $0.01 per share.

3
The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.24% and 1.35% for 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2013		Year Ended 12/31/2012		Year Ended 12/31/2011	Year Ended 12/31/2010		Year Ended 12/31/2009
Net asset value, beginning of year	$15.89		$13.84		$14.44	$12.79		$10.01

Income/(loss) from investment operations:
Net investment income1	0.22		0.20		0.16	0.08		0.10
Net realized and unrealized gain/(loss) on investments	5.63		2.04		(0.58)	1.66		2.76
Total from investment operations	5.85		2.24		(0.42)	1.74		2.86

Less distributions:
From net investment income	(0.18)		(0.19)		(0.18)	(0.09)		(0.08)
Return of capital	0.00		0.00		0.00	(0.00	)2	0.00
From capital gains	(0.08)		0.00		0.00	0.00		0.00
Total distributions	(0.26)		(0.19)		(0.18)	(0.09)		(0.08)

Net asset value, end of year	$21.48		$15.89		$13.84	$14.44		$12.79

Total return	36.85%		16.18%		(2.95)%	13.57%		28.60%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$111,550		$800		$773	$1,105		$1,461
Operating expenses including reimbursement/waiver and fees paid indirectly	0.95%		1.14%		1.00%	1.27%		1.36%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	0.97	%3	1.15	%3	1.16%	1.27%		1.36%
Net investment income	1.13%		1.32%		1.13%	0.65%		0.97%
Portfolio turnover rate	101%		97%		140%	140%		188%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2	Amount is less than $0.01 per share.

3
The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 0.95% and 1.14% for 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
Investment Class Shares
Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net asset value, beginning of year	$18.06	$15.90	$15.95	$12.64	$9.70

Income/(loss) from investment operations:
Net investment income/(loss)1	(0.16)	0.09	(0.14)	(0.05)	(0.08)
Net realized and unrealized gain on investments	7.59	2.07	0.09	2	3.36	3.02
Total from investment operations	7.43	2.16	(0.05)	3.31	2.94

Less distributions:
From capital gains	(0.54)	0.00	0.00	0.00	0.00
Total distributions	(0.54)	0.00	0.00	0.00	0.00

Net asset value, end of year	$24.95	$18.06	$15.90	$15.95	$12.64

Total return	41.25%	13.58%	(0.31)%	26.19%	30.31%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$9,582	$7,225	$6,813	$7,521	$6,513
Operating expenses including reimbursement/waiver and fees paid indirectly	1.47%	1.47%	1.50%	1.45%	1.50%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.62	%3	1.97	%3	2.02%	2.18%	2.41%
Net investment income/(loss)	(0.75)%	0.55%	(0.85)%	(0.41)%	(0.74)%
Portfolio turnover rate	88%	99%	177%	83%	98%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
The amount shown for a share outstanding throughout the year ended December 31, 2011, does not accord with the aggregate net gains on investments for the year because of the sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

3
The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.61% and 1.95% for 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
Institutional Class Shares
Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net asset value, beginning of year	$18.89	$16.60	$16.61	$13.12	$10.03

Income/(loss) from investment operations:
Net investment income/(loss)1	(0.15)	0.11	(0.12)	(0.01)	(0.04)
Net realized and unrealized gain on investments	7.99	2.18	0.11	2	3.50	3.13
Total from investment operations	7.84	2.29	(0.01)	3.49	3.09

Less distributions:
From net investment income	(0.05)	0.00	0.00	0.00	0.00
From capital gains	(0.54)	0.00	0.00	0.00	0.00
Total distributions	(0.59)	0.00	0.00	0.00	0.00

Net asset value, end of year	$26.14	$18.89	$16.60	$16.61	$13.12

Total return	41.58%	13.80%	(0.06)%	26.60%	30.81%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$24,013	$15	$13	$179	$135
Operating expenses including reimbursement/waiver and fees paid indirectly	1.19%	1.28%	1.23%	1.15%	1.18%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.20	%3	1.79	%3	1.69%	1.87%	2.09%
Net investment income/(loss)	(0.54)%	0.60%	(0.68)%	(0.09)%	(0.43)%
Portfolio turnover rate	88%	99%	177%	83%	98%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
The amount shown for a share outstanding throughout the year ended December 31, 2011, does not accord with the aggregate net gains on investments for the year because of the sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

3
The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.18% and 1.78% for 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2013		Year Ended 12/31/2012		Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net asset value, beginning of year	$17.40		$15.04		$16.34	$13.32	$10.93

Income/(loss) from investment operations:
Net investment income/(loss)1	(0.03)		0.20		0.00	0.12	0.05
Net realized and unrealized gain/(loss) on investments	7.62		2.38		(1.23)	3.02	2.44
Total from investment operations	7.59		2.58		(1.23)	3.14	2.49

Less distributions:
From net investment income	0.00	2	(0.22)		(0.07)	(0.12)	(0.10)
From capital gains	(0.66)		0.00		0.00	0.00	0.00
Total distributions	(0.66)		(0.22)		(0.07)	(0.12)	(0.10)

Net asset value, end of year	$24.33		$17.40		$15.04	$16.34	$13.32

Total return	43.79%		17.20%		(7.54)%	23.60%	22.81%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$13,688		$9,641		$8,795	$13,754	$9,511
Operating expenses including reimbursement/waiver and fees paid indirectly	1.49%		1.49%		1.50%	1.50%	1.50%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.58	%3	1.84	%3	1.90%	1.87%	2.01%
Net investment income/(loss)	(0.13)%		1.24%		(0.02)%	0.82%	0.49%
Portfolio turnover rate	60%		68%		118%	89%	61%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2	Amount is less than $0.01 per share.

3
The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.57% and 1.83% for 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2013		Year Ended 12/31/2012		Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net asset value, beginning of year	$17.58		$15.19		$16.51	$13.45	$11.02

Income/(loss) from investment operations:
Net investment income1	0.00		0.22		0.09	0.14	0.07
Net realized and unrealized gain/(loss) on investments	7.74		2.42		(1.24)	3.06	2.48
Total from investment operations	7.74		2.64		(1.15)	3.20	2.55

Less distributions:
From net investment income	(0.07)		(0.25)		(0.17)	(0.14)	(0.12)
From capital gains	(0.66)		0.00		0.00	0.00	0.00
Total distributions	(0.73)		(0.25)		(0.17)	(0.14)	(0.12)

Net asset value, end of year	$24.59		$17.58		$15.19	$16.51	$13.45

Total return	44.16%		17.41%		(6.95)%	23.80%	23.11%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$24,934		$54		$82	$156	$170
Operating expenses including reimbursement/waiver and fees paid indirectly	1.20%		1.31%		0.94%	1.29%	1.30%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.19	%2	1.66	%2	1.64%	1.67%	1.71%
Net investment income/(loss)	(0.01)%		1.33%		0.53%	0.96%	0.65%
Portfolio turnover rate	60%		68%		118%	89%	61%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.18% and 1.65% for 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Investment Class Shares
	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net asset value, beginning of year	$12.43	$10.93	$11.05	$9.61	$7.67

Income/(loss) from investment operations:
Net investment income1	0.19	0.19	0.14	0.13	0.11
Net realized and unrealized gain/(loss) on investments	3.80	1.49	(0.12)	1.45	1.96
Total from investment operations	3.99	1.68	0.02	1.58	2.07

Less distributions:
From net investment income	(0.20)	(0.18)	(0.14)	(0.14)	(0.13)
Total distributions	(0.20)	(0.18)	(0.14)	(0.14)	(0.13)

Net asset value, end of year	$16.22	$12.43	$10.93	$11.05	$9.61

Total return	32.10%	15.36%	0.21%	16.44%	26.98%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$139,354	$107,888	$99,545	$105,019	$109,304
Operating expenses including reimbursement/fees paid indirectly	0.68%	0.70%	0.74%	0.72%	0.77%
Operating expenses excluding reimbursement/fees paid indirectly	0.68%	0.70%	0.74%	0.72%	0.77%
Net investment income	1.33%	1.61%	1.22%	1.26%	1.36%
Portfolio turnover rate	2%	2%	9%	2%	57%

1	The selected per share data was calculated using the average shares outstanding method for the period.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net asset value, beginning of year	$12.41	$10.92	$11.04	$9.60	$7.67

Income/(loss) from investment operations:
Net investment income1	0.22	0.22	0.16	0.15	0.13
Net realized and unrealized gain/(loss) on investments	3.81	1.47	(0.11)	1.45	1.95
Total from investment operations	4.03	1.69	0.05	1.60	2.08

Less distributions:
From net investment income	(0.23)	(0.20)	(0.17)	(0.16)	(0.15)
Total distributions	(0.23)	(0.20)	(0.17)	(0.16)	(0.15)

Net asset value, end of year	$16.21	$12.41	$10.92	$11.04	$9.60

Total return	32.48%	15.54%	0.43%	16.71%	27.10%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$59,565	$50,633	$50,252	$53,415	$66,764
Operating expenses including reimbursement/fees paid indirectly	0.46%	0.47%	0.53%	0.50%	0.54%
Operating expenses excluding reimbursement/fees paid indirectly	0.46%	0.47%	0.53%	0.50%	0.54%
Net investment income	1.55%	1.84%	1.43%	1.48%	1.59%
Portfolio turnover rate	2%	2%	9%	2%	57%

1	The selected per share data was calculated using the average shares outstanding method for the period.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
Qualified Class Shares
Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net asset value, beginning of year	$12.64	$11.09	$11.03	$9.59	$7.67

Income/(loss) from investment operations:
Net investment income1	0.28	0.26	0.14	0.13	0.12
Net realized and unrealized gain/(loss) on investments	3.88	1.50	(0.08)	1.46	1.95
Total from investment operations	4.16	1.76	0.06	1.59	2.07

Less distributions:
From net investment income	(0.24)	(0.21)	0.00	(0.15)	(0.15)
Total distributions	(0.24)	(0.21)	0.00	(0.15)	(0.15)

Net asset value, end of year	$16.56	$12.64	$11.09	$11.03	$9.59

Total return	32.94	%3	15.93	%3	0.54%	16.56%	26.91%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$—	2	$—	2	$—	2	$714	$614
Operating expenses including reimbursement/fees paid indirectly	0.00	%3	0.00	%3	0.65%	0.66%	0.61%
Operating expenses excluding reimbursement/fees paid indirectly	0.00	%3	0.00	%3	0.65%	0.66%	0.61%
Net investment income	1.92%	2.16%	1.21%	1.32%	1.51%
Portfolio turnover rate	2%	2%	9%	2%	57%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2	Amounts designated as "—" have been rounded to $0.

3	Results not considered meaningful due to low level of assets.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Horace Mann Class Shares
	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net asset value, beginning of year	$12.40	$10.91	$11.02	$9.59	$7.66

Income/(loss) from investment operations:
Net investment income1	0.19	0.19	0.13	0.13	0.11
Net realized and unrealized gain/(loss) on investments	3.79	1.48	(0.10)	1.44	1.95
Total from investment operations	3.98	1.67	0.03	1.57	2.06

Less distributions:
From net investment income	(0.20)	(0.18)	(0.14)	(0.14)	(0.13)
Total distributions	(0.20)	(0.18)	(0.14)	(0.14)	(0.13)

Net asset value, end of year	$16.18	$12.40	$10.91	$11.02	$9.59

Total return	32.07%	15.31%	0.25%	16.39%	26.85%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$1,560	$1,243	$1,108	$1,204	$1,111
Operating expenses including reimbursement/fees paid indirectly	0.70%	0.69%	0.78%	0.72%	0.80%
Operating expenses excluding reimbursement/fees paid indirectly	0.70%	0.69%	0.78%	0.72%	0.80%
Net investment income	1.31%	1.62%	1.17%	1.26%	1.34%
Portfolio turnover rate	2%	2%	9%	2%	57%

1	The selected per share data was calculated using the average shares outstanding method for the period.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
Investment Class Shares
Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net asset value, beginning of year	$8.34	$7.63	$8.09	$7.37	$6.23

Income/(loss) from investment operations:
Net investment income1	0.03	0.06	0.00	2	0.00	2	0.04
Net realized and unrealized gain/(loss) on investments	1.54	0.96	(0.19)	0.84	1.13
Total from investment operations	1.57	1.02	(0.19)	0.84	1.17

Less distributions:
From net investment income	0.00	(0.09)	(0.06)	(0.04)	(0.03)
From capital gains	(0.21)	(0.22)	(0.21)	(0.08)	0.00
Total distributions	(0.21)	(0.31)	(0.27)	(0.12)	(0.03)

Net asset value, end of year	$9.70	$8.34	$7.63	$8.09	$7.37

Total return	18.95%	13.36%	(2.28)%	11.47%	18.73%

Ratios to average net assets/supplemental data3:
Net assets, end of year (in 000’s)	$2,410	$74,999	$80,004	$91,641	$93,553
Operating expenses including dividends and rebates on securities sold short and interest expense, after expense reimbursement/waiver and fees paid indirectly4	1.85%	2.24%	2.27%	2.19%	2.17%
Operating expenses including dividends and rebates on securities sold short and interest expense, before expense reimbursement/waiver and fees paid indirectly4	1.93	%5	2.29	%5	2.33%	2.23%	2.33%
Net investment income	0.38%	0.77%	0.06%	0.05%	0.61%
Portfolio turnover rate	368%	45%	134%	283%	289%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2	Amount is less than $0.01 per share.

3
The operating expense ratios reflect the expenses related to investing in securities sold short. Had these expenses been excluded, the expense ratio (after waiver and fees paid indirectly) would have been 1.50% for each of the last five years.

4	Effective April 2, 2013, the Wilshire International Equity Fund no longer engages in short selling.

5
The ratio of operating expenses including dividends and rebates on securities sold short and interest expense, before reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.93% and 2.28% for 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Year.
	Institutional Class Shares
	Year Ended 12/31/2013		Year Ended 12/31/2012		Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net asset value, beginning of year	$8.38		$7.67		$8.14	$7.41	$6.25

Income/(loss) from investment operations:
Net investment income1	0.08		0.09		0.02	0.02	0.06
Net realized and unrealized gain/(loss) on investments	1.51		0.95		(0.20)	0.85	1.14
Total from investment operations	1.59		1.04		(0.18)	0.87	1.20

Less distributions:
From net investment income	(0.12)		(0.11)		(0.08)	(0.06)	(0.04)
From capital gains	(0.21)		(0.22)		(0.21)	(0.08)	0.00
Total distributions	(0.33)		(0.33)		(0.29)	(0.14)	(0.04)

Net asset value, end of year	$9.64		$8.38		$7.67	$8.14	$7.41

Total return	19.10%		13.63%		(2.11)%	11.82%	19.14%

Ratios to average net assets/supplemental data2:
Net assets, end of year (in 000’s)	$45,897		$99,106		$93,132	$103,526	$110,064
Operating expenses including dividends and rebates on securities sold short and interest expense, after expense reimbursement/waiver and fees paid indirectly3	1.61%		1.99%		2.02%	1.94%	1.92%
Operating expenses including dividends and rebates on securities sold short and interest expense, before expense reimbursement/ waiver and fees paid indirectly3	1.87	%4	2.01	%4	2.05%	1.96%	2.03%
Net investment income	0.88%		1.03%		0.32%	0.30%	0.85%
Portfolio turnover rate	368%		45%		134%	283%	289%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
The operating expense ratios reflect the expenses related to investing in securities sold short. Had these expenses been excluded, the expense ratio (after waiver and fees paid indirectly) would have been 1.25% for each of the last five years.

3	Effective April 2, 2013, the Wilshire International Equity Fund no longer engages in short selling.

4
The ratio of operating expenses including dividends and rebates on securities sold short and interest expense, before reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.87% and 2.00% for 2013 and 2012, respectively.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Notes to Financial Statements December 31, 2013

1. Organization.

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified investment company, which was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers six series, all of which had operations during the period: Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund and Wilshire International Equity Fund (formerly the Wilshire Large Cap Core Plus Fund) (each a “Portfolio” and collectively the “Portfolios”). The Company accounts separately for the assets, liabilities and operations of each series.

Each of the Portfolios offers Investment and Institutional Class shares, each of which has equal rights as to voting privileges. The Wilshire 5000 IndexSM Fund also offers Qualified Class Shares and Horace Mann Class Shares. Each of the Investment Class, Qualified Class and Horace Mann Class has exclusive voting rights with respect to its particular service and distribution plan. Investment income, realized and unrealized capital gains and losses and the common expenses of each Portfolio are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective service and distribution expenses.

2. Significant Accounting Policies.

Use of estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

Security valuation – A security listed or traded on U.S. exchanges is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on that exchange. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ official closing price. If there are no such sales, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price; and if there are no such sales, the most recent bid quotation is used. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. In the event market quotations are not readily available, such securities are valued at fair value according to procedures adopted by the Board of Directors or as determined in good faith by the Pricing Committee, whose members include at least two representatives of Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), one of whom is an officer of the Company, or by the Company’s Valuation Committee. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee in accordance with the Company’s valuation procedures. Significant events may include, but

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2013

are not limited to, the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector.

The Wilshire International Equity Fund uses Interactive Data Pricing and Reference Data, Inc. (formerly FT Interactive Data Corp.) (“Interactive Data”) as a third party fair valuation vendor daily. Interactive Data provides a fair value for foreign securities in the Wilshire International Equity Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data. These factors are used to value the Wilshire International Equity Fund without holding a Pricing Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Wilshire International Equity Fund’s administrator and may request that a meeting of the Pricing Committee be held.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Portfolios disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolios have the ability to access at the measurement date;

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended December 31, 2013, there have been no significant changes to the Portfolios’ fair value methodologies.

Fair value measurement classifications are summarized in each Portfolio’s Condensed Schedule of Investments, as applicable.

Securities sold short – During the year ended December 31, 2013, the Wilshire International Equity Fund, while operating as the Wilshire Large Cap Core Plus Fund, engaged in short selling. To complete a short sale transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividends or interest, which accrue during the

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2013

period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The Portfolio pays interest to the lender for borrowing the security. This amount is reflected as interest expense in the Statements of Operations.

Until the Portfolio closes its short position or replaces the borrowed security, the Portfolio will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the custodian as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Portfolio’s short position.

Dividends on short positions are recorded on the ex-dividend date as an expense on the Statements of Operations. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the Statements of Assets and Liabilities. The Portfolio will incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the price of the security declines between those dates. Short selling involves the risk of a potentially unlimited increase in the market value of the security sold short, which could result in a potentially unlimited loss for the Portfolio.

As of December 31, 2013, the Portfolio did not hold any securities sold short. Effective April 2, 2013, the Wilshire International Equity Fund no longer engages in short selling.

Securities transactions and investment income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis from settlement date. Distributions received on securities that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain. The actual character of income, realized gain and return of capital distributions received from Real Estate Investment Trusts (“REITs”) is not known until after the end of the fiscal year, at which time such distribution estimates are appropriately adjusted.

Foreign currency transactions – The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

•	market value of investment securities, other assets and other liabilities at the daily rates of exchange and

•	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2013

Expense policy – Distribution and Service fees directly attributable to a class of shares are charged to that class’ operations. Expenses of the Portfolios other than Distribution and Service fees are prorated among the classes to which the expense relates based on the relative net assets of each class of shares. Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionately among all Portfolios daily in relation to the net assets of each Portfolio or another reasonable basis. Expenses which are attributable to the Company and the Wilshire Variable Insurance Trust are allocated across the Company and the Wilshire Variable Insurance Trust based upon relative net assets or another reasonable basis. Expenses and fees, including the advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio’s shares.

Investments in REITs – With respect to the Portfolios, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Distributions to shareholders – Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Portfolios’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax.

Redemption fees – The Wilshire International Equity Fund retains a redemption fee of 1% on redemption of capital shares held for sixty days or less. For the year ended December 31, 2013, the Wilshire International Equity Fund did not retain any redemption fees.

3. Investment Advisory Fee and Other Transactions.

Pursuant to the Advisory Agreement (the “Agreement”) between the Company and the Adviser, Wilshire charges annual fees of 0.75% of average daily net assets for the first $1 billion and 0.65% thereafter for the Large Company Growth Portfolio and Large Company Value Portfolio, 0.85% of average daily net assets for the first $1 billion and 0.75% thereafter for the Small Company Growth Portfolio and Small Company Value Portfolio, 0.10% of the average daily net assets for the first $1 billion and 0.07% thereafter for the Wilshire 5000 IndexSM Fund and 1.00% of the average daily net assets for the first $1 billion and 0.90% thereafter for the Wilshire International Equity Fund. Wilshire has entered into contractual expense limitation agreements with the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund to waive a portion of its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. These agreements to limit expenses continue through at least April 30, 2014. Wilshire may recoup the amount of any management fee waived or expenses reimbursed within three years after the year in which Wilshire waived fees or reimbursed the expenses if the recoupment does not exceed the existing expense limitation. At December 31, 2013, the amounts of waivers/

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2013

reimbursements subject to recoupment for Wilshire International Equity Fund were $152,161 expiring in 2016, $48,140 expiring in 2015, $75,863 expiring in 2014. Effective April 2, 2013, the amount of waivers/reimbursements subject to recoupment for Small Company Growth Fund were $2,871, expiring in 2016 and Small Company Value Fund were $—, expiring in 2016. As of December 31, 2013, Wilshire had not recouped any management fees previously waived or expenses previously reimbursed.

For the year ended December 31, 2013, Wilshire waived advisory fees or reimbursed expenses as follows:

Portfolio	Fees Waived/ Reimbursed	Fees Recouped
Small Company Growth Portfolio	$13,703	N/A
Small Company Value Portfolio	5,992	N/A
Wilshire International Equity Fund	152,161	N/A

The Board of Directors of the Company has approved Los Angeles Capital Management and Equity Research, Inc. (“L.A. Capital”), Cornerstone Capital Management, Inc. (“Cornerstone”), Victory Capital Management Inc. (“Victory”), Pzena Investment Management, LLC (“Pzena”), Systematic Financial Management, L.P. (“Systematic”), Ranger Investment Management, L.P. (“Ranger”), NWQ Investment Management Company, LP (“NWQ”), Thomas White International Ltd. (“Thomas White”), and WCM Investment Management (“WCM”) (collectively the “Sub-Advisers”) to provide sub-advisory services with respect to the Portfolios. L.A. Capital, Cornerstone and Victory each manage a portion of the Large Company Growth Portfolio. L.A. Capital, Pzena and Systematic each manage a portion of the Large Company Value Portfolio. L.A. Capital and Ranger each manage a portion of the Small Company Growth Portfolio. L.A. Capital and NWQ each manage a portion of the Small Company Value Portfolio. L.A. Capital is the sole sub-adviser for the Wilshire 5000 IndexSM Fund. Thomas White and WCM each manage a portion of the Wilshire International Equity Fund.

The Sub-Advisers are subject to Wilshire oversight. The fees of the Sub-Advisers are paid by Wilshire.

SEI Investments Global Funds Services (“SEI”) serves as the Company’s administrator and accounting agent pursuant to an administration agreement dated May 31, 2008. DST Systems, Inc. serves as the Company’s transfer agent and dividend disbursing agent. The Northern Trust Company (“NTC”) serves as the Company’s custodian for all Portfolios. SEI Investments Distribution Co. serves as the Company’s distributor.

Officers’ and Directors’ Expenses – The officers of the Company are affiliated with and receive remuneration from the Adviser. The Company does not pay any remuneration to its officers. The Company and the Wilshire Variable Insurance Trust together pay each independent director an annual retainer of $18,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee Member retainer of $8,000 and a Committee telephonic meeting fee of $500.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2013

4. Distribution Plan, Shareholder Services Plan and Fees Paid Indirectly.

The Directors of the Company have adopted shareholder services and/or distribution plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, with respect to the Investment Class Shares of each Portfolio and the Qualified Class Shares of the Wilshire 5000 IndexSM Fund. Under the Plans, each such Portfolio reimburses SEI Investments Distribution Co. (the “Distributor”), at an annual rate of up to 0.25% of the value of the average daily net assets attributable to the Investment Class Shares and Qualified Class Shares of each Portfolio for certain services provided by securities dealers or other financial intermediaries or for certain distribution expenses for the purpose of financing any activity intended to result in the sale of Investment Class Shares or Qualified Class Shares. For the year ended December 31, 2013, the distribution and service fee expenses incurred for the Investment Class of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Value Portfolio and Wilshire International Equity was 0.25% of the respective average net assets of each Portfolio. For the year ended December 31, 2013, the distribution and services fee expenses incurred for Investment Class Shares of the Small Company Growth Portfolio was 0.21% of its respective average net assets. For the year ended December 31, 2013, the distribution and services fee expenses incurred for Investment Class Shares of the Wilshire 5000 IndexSM Fund was 0.24% of its respective average net assets. For the year ended December 31, 2013, there were no distribution and service fee expenses incurred for Qualified Class Shares of the Wilshire 5000 IndexSM Fund.

The Directors of the Company have adopted a shareholder services and distribution plan pursuant to Rule 12b-1 with respect to the Horace Mann Class Shares of the Wilshire 5000 IndexSM Fund. Under such Plan, the Company reimburses the Distributor for its shareholder service and distribution payments at an annual rate of up to 0.35% of the value of the average daily net assets of the Wilshire 5000 IndexSM Fund attributable to the Horace Mann Class Shares. For the year ended December 31, 2013, the shareholder services and distribution fees for the Horace Mann Class Shares were 0.32% of average net assets.

In addition, Investment Class Shares and Institutional Class Shares pay the expenses associated with certain shareholder servicing arrangements with third parties, provided that payment of such fees does not exceed in any year 0.20% and 0.15% for the Investment and Institutional Class Shares, respectively, of the average net assets of each class. For the year ended December 31, 2013, the net shareholder service provider fees were as follows (as a percent of average net assets of each class):

Portfolio	Investment Class	Institutional Class
Large Company Growth Portfolio	0.09%	0.05%
Large Company Value Portfolio	0.02%	0.00%
Small Company Growth Portfolio	0.08%	0.00%
Small Company Value Portfolio	0.05%	0.00%
Wilshire 5000 IndexSM Fund	0.06%	0.08%
Wilshire International Equity Fund	0.04%	0.00%

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2013

The Directors of the Company have adopted a shareholder services plan with respect to the Qualified Class Shares of the Wilshire 5000 IndexSM Fund which authorizes payments by the Qualified Class Shares of up to 0.15% of the average daily net assets attributable to the Portfolio’s Qualified Class Shares for certain shareholder services provided by insurers or other financial intermediaries. For the year ended December 31, 2013, there were no shareholder service provider fees for the Qualified Class Shares.

Fees paid indirectly – The Company has entered into a brokerage commission recapture program with the Distributor, pursuant to which a portion of the Portfolios’ commissions generated from transactions directed to the Distributor are used to reduce the Portfolios’ expenses. Under such program, the Distributor, as introducing broker, retains a portion of the Portfolios’ commissions.

Such commissions rebated to the Portfolios for the year ended December 31, 2013 were as follows:

Wilshire Large Company Growth Portfolio	$2,949
Wilshire Large Company Value Portfolio	17,500
Wilshire Small Company Growth Portfolio	1,218
Wilshire Small Company Value Portfolio	2,467
Wilshire 5000 IndexSM Fund	332
Wilshire International Equity Fund	3,040

For the year ended December 31, 2013, the Distributor retained the following comissions:

Large Company Growth Portfolio	$3,039
Large Company Value Portfolio	5,671
Small Company Growth Portfolio	1,288
Small Company Value Portfolio	1,551
Wilshire 5000 IndexSM Fund	448
Wilshire International Equity Fund	1,522

5. Securities Transactions.

For the year ended December 31, 2013, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, short sales and purchases to cover, were as follows:

Portfolio	Purchases	Sales
Large Company Growth Portfolio	$472,641,141	$382,778,762
Large Company Value Portfolio	215,754,120	124,630,442
Small Company Growth Portfolio	37,299,416	18,854,638
Small Company Value Portfolio	33,583,185	14,821,450
Wilshire 5000 IndexSM Fund	3,130,997	9,974,787
Wilshire International Equity Fund	295,426,295	438,497,415

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2013

For Wilshire International Equity Fund, short sales and purchases to cover were $51,599,914 and $12,396,184, respectively.

6. Securities Lending.

The Portfolios may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short-term securities. A Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a “placing broker.” A Portfolio receives compensation for lending securities in the form of fees. A Portfolio also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Company’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the collateral and securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting loans be valued daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Portfolio. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Portfolio. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. NTC, the Portfolios’ custodian, acts as the securities lending agent for the Portfolios. The value of the securities on loan and the value of the related collateral at December 31, 2013 are shown on the Statement of Assets and Liabilities. The Northern Trust Institutional Liquid Asset Portfolio was purchased with proceeds from collateral received from securities on loan. At December 31, 2013, $50,067,619, $31,331,157, $16,590,911, $16,372,417, $21,632,734, and $5,786,620 of this cash equivalent represents the collateral received for securities on loan in the Wilshire Large Company Growth Portfolio, Wilshire Large Company Value Portfolio, Wilshire Small Company Growth Portfolio, Wilshire Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, and the Wilshire International Equity Fund, respectively.

7. Significant Shareholder Activity.

On December 31, 2013, the Portfolios had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Portfolios. These represent omnibus shareholder accounts comprised of many individual shareholders.

Portfolio
Large Company Growth Portfolio (4 omnibus shareholders)	54%
Large Company Value Portfolio (3 omnibus shareholder)	87%
Small Company Growth Portfolio (3 omnibus shareholders)	83%
Small Company Value Portfolio (3 omnibus shareholders)	81%
Wilshire 5000 IndexSM Fund (3 omnibus shareholders)	62%
Wilshire International Equity Fund (2 omnibus shareholders)	95%

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2013

8. Tax Information.

No provision for federal income taxes is required because each Portfolio has qualified and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolios did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The federal tax cost, unrealized appreciation and depreciation at December 31, 2013 for each Portfolio are as follows:

Portfolio	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Large Company Growth Portfolio	$327,558,045	$84,871,953	$(4,205,951)	$80,666,002
Large Company Value Portfolio	174,954,301	31,622,256	(1,881,523)	29,740,733
Small Company Growth Portfolio	43,135,297	7,191,413	(342,668)	6,848,745
Small Company Value Portfolio	46,997,516	8,142,093	(332,831)	7,809,262
Wilshire 5000 IndexSM Fund	111,150,132	116,316,504	(6,713,482)	109,603,022
Wilshire International Equity Fund	52,137,244	3,423,369	(1,421,909)	2,001,460

The differences between book and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, investment in passive foreign investment companies, investments in Master Limited Parternships and investment in Grantor Trusts.

Under the Regulated Investment Company Modernization Act of 2010 (“RIC Modernization”), the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2013

The Portfolios intend to retain realized gains to the extent of available capital loss carryforwards. At December 31, 2013, the following Portfolios had available for federal income tax purposes unused capital losses as follows:

	Expiring December 31
Portfolio	2016	2017	2018
Large Company Value Portfolio	$—	$1,957,417	$—
Wilshire 5000 IndexSM Fund	6,282,262	30,139,484	2,464

Losses carried forward under these new provisions are as follows:

Portfolio	Short-Term Loss	Long-Term Loss	Total*
Wilshire International Equity Fund	$1,655,556	$—	$1,655,556

*	This table should be used in conjunction with the capital loss carryforwards table.

During the year ended December 31, 2013, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, and the Wilshire 5000 IndexSM Fund utilized capital loss carryforwards of $9,742,187, $314,984, $1,913,980, and $3,561,197, respectively, to offset capital gains.

The tax character of distributions declared during the years ended December 31, 2013 and 2012 were as follows:

Portfolio	2013 Ordinary Income	2013 Capital Gains	2013 Return of Capital	2012 Ordinary Income	2012 Capital Gains	2012 Return of Capital
Large Company Growth Portfolio	$9,364,862	$18,033,078	$—	$622,494	$5,560,769	$—
Large Company Value Portfolio	1,953,555	—	—	446,518	—	—
Small Company Growth Portfolio	51,168	680,524	—	—	—	—
Small Company Value Portfolio	573,301	512,543	—	123,102	—	—
Wilshire 5000 IndexSM Fund	2,586,786	—	—	2,353,789	—	—
Wilshire International Equity Fund	563,737	1,031,312	—	1,718,664	4,773,887	—

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2013

At December 31, 2013, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund
Undistributed ordinary income	$1,655,259	$—	$124,448	$—	$458,639	$2,147
Undistributed long-term capital gain	3,361,418	—	145,665	—	—	—
Capital loss carryforwards	—	(1,957,417)	—	—	(36,424,210)	(1,655,556)
Unrealized appreciation	80,666,002	29,740,733	6,848,745	7,809,262	109,603,022	2,002,687
Other temporary differences	(2)	4	—	2	—	(1)
Total distributable earnings/ (accumulated losses)	$85,682,677	$27,783,320	$7,118,858	$7,809,264	$73,637,451	$349,277

9. Reclassifications.

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. The reclassifications primarily include investments in real estate investment trusts, sales of passive foreign investment companies, investments in Master Limited Partnerships, investment in Grantor Trusts, expiration of capital loss carryforwards, net operating losses and redemptions/transfers in-kind. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2013, the reclassifications were as follows:

Portfolio	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Undistributed Investment Income	Increase/(Decrease) Net Realized Capital Gains/(Losses)
Large Company Growth Portfolio	$—	$18,109	$(18,109)
Large Company Value Portfolio	(613,632)	5,077	608,555
Small Company Growth Portfolio	—	152,513	(152,513)
Small Company Value Portfolio	(504,986)	116,422	388,564
Wilshire 5000 IndexSM Fund	—	36,225	(36,225)
Wilshire International Equity Fund	45,073,342	25,908	(45,099,250)

10. In-Kind Transfers.

During the year ended December 31, 2013, the Portfolios issued and redeemed shares of common stock through affiliated in-kind transfers of investment securities and cash. The securities were transferred at their current value on the date of such transactions, with the exception of the Wilshire International Equity Fund, which transferred securities on a tax-free basis. Included in this transfer was total net unrealized depreciation of $1,951,869 for the Wilshire International Equity Fund.

During the year ended December 31, 2013, Wilshire International Equity Fund distributed securities as a redemption in-kind to the Wilshire Variable Insurance Trust (“VIT”) Equity Fund and VIT Balanced Fund. As a result, the Wilshire International Equity Fund realized a gain of $45,078,780 (net of related wash sale adjustments). Pursuant to Internal Revenue Code 852(b)(6), the transaction qualifies as a non-taxable transaction, thus no taxable event has occurred.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2013

Receiving Portfolio	Contributing Portfolio	Date of Transfer	Value of Investment Securities	Cash	Total Assets	Shares Issued/ (Redeemed)	Realized Gain/(Loss) Earned by Contributing Portfolio
Large Company Growth Portfolio	VIT Equity Fund	4/8/2013	$64,025,634	$1,097,110	$65,122,744	1,695,627	$2,590,858
Large Company Growth Portfolio	VIT Balanced Fund	4/8/2013	29,580,794	1,017,251	30,598,045	796,693	(251,486)
Large Company Value Portfolio	VIT Equity Fund	4/8/2013	64,037,268	1,432,638	65,469,906	3,690,691	3,344,532
Large Company Value Portfolio	VIT Balanced Fund	4/8/2013	29,678,783	1,016,141	30,694,924	1,730,344	(122,322)
Small Company Growth Portfolio	VIT Small Cap Fund	4/8/2013	6,996,577	167,384	7,163,961	343,333	1,035,447
Small Company Growth Portfolio	VIT Balanced Fund	4/8/2013	7,279,152	378,324	7,657,476	366,985	(82,358)
Small Company Growth Portfolio	VIT Small Cap Fund	9/18/2013	5,845,013	101,543	5,946,556	236,068	1,058,636
Small Company Value Portfolio	VIT Small Cap Fund	4/8/2013	6,862,541	367,373	7,229,914	369,257	104,637
Small Company Value Portfolio	VIT Balanced Fund	4/8/2013	7,139,924	628,186	7,768,110	396,745	15,070
Small Company Value Portfolio	VIT Small Cap Fund	9/18/2013	5,933,650	126,389	6,060,039	267,551	466,397
Wilshire International Equity Fund	VIT International Equity Fund	4/2/2013	5,931,173	—	5,931,173	645,387	(1,951,869)
Wilshire International Equity Fund	VIT Balanced Fund	4/3/2013	—	25,551,553	25,551,553	2,817,958	—
Wilshire International Equity Fund	VIT International Equity Fund	10/9/2013	7,140,649	212,010	7,352,658	784,702	933,113
Wilshire International Equity Fund	VIT International Equity Fund	10/31/2013	5,038,472	229,614	5,268,087	539,763	91,639
VIT Equity Fund	Wilshire International Equity Fund	4/2/2013	108,142,870	279,665	108,422,535	(11,797,754)	22,029,945
VIT Balanced Fund	Wilshire International Equity Fund	4/2/2013	77,077,919	212,167	77,290,086	(8,455,321)	25,597,135

VIT - Wilshire Variable Insurance Trust

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2013

11. Indemnifications.

In the normal course of business, the Company, on behalf of the Portfolios, enters into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

12. Risks.

Foreign security risk – The Wilshire International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

13. Contingencies.

The Wilshire 5000 IndexSM Fund was named as a defendant and a putative member of a proposed defendant class of shareholders in a lawsuit filed on December 7, 2010, in the U.S. Bankruptcy Court for the District of Delaware and on March 6, 2012, in the District Court for the Southern District of New York, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The 2010 lawsuit was brought by the official Committee of Unsecured Creditors of the Tribune Company and the 2012 lawsuit was brought by Deutsche Bank, as trustee for senior noteholders of Tribune Company. Both lawsuits relate to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under the Bankruptcy Act or various state laws, respectively. On September 2013, the District Court dismissed the 2012 lawsuit and this decision is on appeal to the Second Circuit Court of Appeals. The 2010 lawsuit continues in the District Court. The Adviser does not expect the Portfolio to be materially impacted by the lawsuits.

14. Recent Accounting Pronouncement.

In June 2013, the Financial Accounting Standards Board issued an update (“ASU 2013-08”) to ASC Topic 946, Financial Services - Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management is currently evaluating the impact, if any, of ASU 2013-08 on the Portfolios’ financial statements.

15. Subsequent Event Evaluation.

The Portfolios have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Wilshire Mutual Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of Wilshire Mutual Funds, Inc. and the Shareholders of
Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio,
Small Company Value Portfolio, Wilshire International Equity Fund (formerly the Wilshire Large Cap Core Plus Fund) and Wilshire 5000 IndexSM Fund:

In our opinion, the accompanying statements of assets and liabilities, including the condensed schedules of investments of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire International Equity Fund (formerly the Wilshire Large Cap Core Plus Fund), and Wilshire 5000 IndexSM Fund (six portfolios/funds constituting the Wilshire Mutual Funds, Inc., hereafter referred to as the “Portfolios”) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Portfolios at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2014

Wilshire Mutual Funds, Inc. Additional Fund Information

The Board of Directors has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, positions and terms of office, their principal occupations during the past five years, and other directorships held by them. The address of each Director and Officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director
NON-INTERESTED DIRECTORS
Margaret M. Cannella, 62	Director	Since 2011	Adjunct Professor, Columbia Business School. Formerly, Managing Director, Head, Global Credit Research and Corporate Strategy, JPMorgan Securities, Inc. and Managing Director, Head US Corporate Research, JP Morgan Securities, Inc.	15
Wilshire Variable Insurance Trust, Inc. (9 Funds); Schroder Series Trust; Schroder Global Series Trust; Schroder Capital Funds (Delaware); CHF Finance International (for profit joint venture of the World Bank and CHF); Advanced Pierre Foods; Princeton-in-Asia

Roger A. Formisano, 65	Director	Since 2006	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	15	Integrity Mutual Insurance Company, Wilshire Variable Insurance Trust (9 Funds)
Edward Gubman, 62	Director	Since 2011	Founder and Principal, Strategic Talent Solutions	15	Wilshire Variable Insurance Trust (9 Funds)
Suanne K. Luhn, 59	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	15	Wilshire Variable Insurance Trust (9 Funds)
George J. Zock, 63	Director, Chairman of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003).	15	Wilshire Variable Insurance Trust (9 Funds)

Wilshire Mutual Funds, Inc. Additional Fund Information - (Continued)

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years
OFFICERS
Jason Schwarz, 39	President	Since 2012	President, Wilshire Funds Management Group (Since 2005).
Reena S. Lalji, 42	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated
James E. St. Aubin, 36	Vice President	Since 2009	Managing Director, Wilshire Associates Incorporated
Helen Thompson, 46	Chief Compliance Officer Vice President	Since 2013 Since 2008	Managing Director, Wilshire Associates Incorporated (since 2003)
Michael Wauters, 48	Treasurer	Since 2009	Chief Financial Officer, Wilshire Associates Incorporated (since 2009)
Nathan R. Palmer, 38	Vice President	Since 2011	Managing Director, Wilshire Associates Incorporated; Senior Investment Management Associate, Convergent Wealth Advisors (2009 to 2010)

(1)
Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 70th birthday. Officers are elected by the board on an annual basis to serve until their successors have been elected and qualified.

The Company’s Statement of Additional Information includes additional information about the Directors of the Company and is available, without charge, upon request, by calling 1-888-200-6796.

Wilshire Mutual Funds, Inc. Additional Fund Information - (Continued)

Information on Proxy Voting

The Securities and Exchange Commission (“SEC”) has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities, along with each Portfolio’s proxy voting record relating to portfolio securities held during most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, by e-mailing us at http://advisor.wilshire.com or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling 1-888-200-6796. Upon receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention within 30 days.

Wilshire Mutual Funds, Inc. Tax Information - (Unaudited)

Of the distributions made by the following Portfolios, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Portfolio	Percentage
Large Company Growth Portfolio	38.86%
Large Company Value Portfolio	100.00%
Small Company Growth Portfolio	100.00%
Small Company Value Portfolio	100.00%
Wilshire 5000 IndexSM Fund	100.00%
Wilshire International Equity Fund	100.00%

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Portfolios listed below designate the following percentages of their income dividends distributed in 2013 as qualified dividend income as defined in Section 1(h)(II) of the Internal Revenue Code.

Portfolio	Percentage
Large Company Growth Portfolio	38.79%
Large Company Value Portfolio	100.00%
Small Company Growth Portfolio	100.00%
Small Company Value Portfolio	100.00%
Wilshire 5000 IndexSM Fund	100.00%
Wilshire International Equity Fund	100.00%

Pursuant to the American Jobs Creation Act of 2004, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Funds listed below designate the following percentages of income distributions as qualified interest income that is exempt from U.S. withholding tax when paid to foreign investors.

Portfolio	Percentage
Large Company Growth Portfolio	0.00%
Large Company Value Portfolio	0.00%
Small Company Growth Portfolio	0.00%
Small Company Value Portfolio	1.75%
Wilshire 5000 IndexSM Fund	0.00%
Wilshire International Equity Fund	0.00%

Wilshire Mutual Funds, Inc. Tax Information - (Unaudited) (Continued)

Pursuant to the American Jobs Creation Act of 2004, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Funds listed below designate the following percentages of short-term capital gain distributions as qualified short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors.

Portfolio	Percentage
Large Company Growth Portfolio	100.00%
Large Company Value Portfolio	0.00%
Small Company Growth Portfolio	100.00%
Small Company Value Portfolio	100.00%
Wilshire 5000 IndexSM Fund	0.00%
Wilshire International Equity Fund	0.00%

Wilshire International Equity Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended December 31, 2013, the total amount of foreign tax paid is $61,550.

Wilshire Mutual Funds, Inc. Board Approval of Advisory and Subadvisory Agreements

During the six months ended December 31, 2013, the Board of Directors (the “Board”) of Wilshire Mutual Funds, Inc. (the “Company”) approved the renewal for an additional one-year term of the Company’s advisory agreement (the “Advisory Agreement”) with Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) with respect to each of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 Index Fund and Wilshire International Equity Fund (the “Funds”). The Board also approved the subadvisory agreement between Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) and WCM Investment Management (“WCM”) with respect to the Wilshire International Equity Fund and approved the renewal for additional one-year terms of Wilshire’s subadvisory agreements with each of the following subadvisers: Cornerstone Capital Management, LLC (“Cornerstone”) with respect to the Large Company Growth Portfolio, Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) with respect to each of the Small Company Value Portfolio, Small Company Growth Portfolio, Large Company Growth Portfolio and Wilshire 5000 Index Fund, NWQ Investment Management Company, LLC (“NWQ”) with respect to the Small Company Value Portfolio, Pzena Investment Management, LLC (“Pzena”) with respect to the Large Company Value Portfolio, Ranger Investment Management, L.P. (“Ranger”) with respect to the Small Company Growth Portfolio, Systematic Financial Management, L.P. (“Systematic”) with respect to the Wilshire Large Company Value Portfolio, and Victory Capital Management, Inc. (“Victory”) with respect to the Large Company Growth Portfolio. In the following text, the subadvisers are referred to as “Subadvisers” and the subadvisory agreements between Wilshire and each Subadviser are referred to as “Subadvisory Agreements.”

The information in this summary outlines the Board’s considerations associated with its approval of the Advisory Agreement and each of the Subadvisory Agreements. In connection with its deliberations regarding the approval of these relationships, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by Wilshire and performed or to be performed by the Subadvisers under the advisory arrangements; with respect to Wilshire, comparative fees and expense ratios; the profits to be realized by Wilshire and the Subadvisers; the extent to which Wilshire realizes and the Subadvisers realize or will realize economies of scale as a Fund grows; and whether any fall-out benefits are being realized by Wilshire and are being or will be realized by the Subadvisers. In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel. In addition, the Directors who are not “interested persons” of the Company as defined in the Investment Company Act of 1940 (the “Independent Directors”) discussed the renewal of the Advisory Agreement with management and in private sessions with counsel at which no representatives of Wilshire were present discussed and the approval of the Subadvisory Agreements with management and in private sessions with counsel at which no representatives of the Subadvisers were present.

As required by the Investment Company Act of 1940, each approval was confirmed by the unanimous separate vote of the Independent Directors. In deciding to approve the Advisory Agreement and each Subadvisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Wilshire Mutual Funds, Inc. Board Approval of Advisory and Subadvisory Agreements - (Continued)

Information Requested and Received

The Board, including all the Independent Directors, considered the approval of the Subadvisory Agreements pursuant to a process that concluded at the Board’s August 23, 2013 meeting and the renewal of the Advisory Agreement pursuant to a process that concluded at the Board’s November 20, 2013 meeting, in each case following an extensive process. At the direction of the Independent Directors, counsel to the Company and the Independent Directors sent memoranda to the Adviser requesting information regarding the Advisory and Subadvisory Agreement to be provided to the Directors in advance of meetings of the Independent Directors held prior to the Board meetings on August 23, 2013 and November 20, 2013, respectively.

In response to the requests for information, the Directors received information from the Adviser as to each of the Funds describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of each Fund as provided by Wilshire based upon data gathered from the Morningstar Direct database (“Morningstar”), along with the comparison to its benchmark index; (iii) the costs of services provided and estimated profits realized by the Adviser; (iv) the extent to which economies of scale are realized; (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vi) comparisons of services rendered and amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar; and (vii) benefits realized by the Adviser from its relationship with each Fund. The Directors received information from the Adviser regarding the factors underlying its recommendations to approve each Subadvisory Agreement. The Directors also received information from each Subadviser as to each Fund it managed or would manage describing: (i) the nature, extent and quality of services provided or to be provided, (ii) for current Subadvisers, the investment performance of the Subadviser in connection with the Fund, and for WCM, the investment performance for products managed by WCM that are similar to the Fund; (iii) the financial condition of the Subadviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) where applicable, comparisons of services rendered and amounts paid by other registered investment companies and any comparable advisory clients, and (vii) benefits realized or to be realized by the Subadviser from its relationship with the Fund. At each meeting, the Independent Directors also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

As a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Directors), which met on August 22, 2013 and November 19, 2013, respectively, to review the data on the Subadvisers’ performance and data Wilshire had prepared on performance. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of each Fund to approve the Advisory Agreement and each Subadvisory Agreement.

Nature, Extent and Quality of Services – Wilshire

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions performed by the Adviser. The Board considered the experience and skills of the senior management leading fund operations, the experience and skills of the personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. The Board considered the recent transition in senior management personnel and determined that the current personnel had the requisite skill sets. The Board also considered the compliance program established by the Adviser and the level of compliance maintained for the Funds. The Board

Wilshire Mutual Funds, Inc. Board Approval of Advisory and Subadvisory Agreements - (Continued)

reviewed the processes used by the Adviser to select, monitor and replace subadvisers, which system appeared to be reasonable. The Board concluded that the Adviser was successful in negotiating favorable subadvisory agreements on behalf of the Funds. The Board concluded that the Adviser had a robust system in place for selecting, monitoring and terminating subadvisers. The Board also reviewed the Adviser’s financial condition, and considered the financial support provided by the Adviser to the Small Company Growth Portfolio, Small Company Value Portfolio and the Wilshire International Equity Fund through expense limitation agreements. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund support renewal of the contract.

The Board reviewed information on the performance of each Fund for the annualized one-, three-, five- and ten-year periods ended September 30, 2013, as applicable, along with performance information of a peer group of funds determined by Wilshire based upon the Morningstar database and in comparison to its benchmark for the same periods. For the Large Company Growth Portfolio, the Board noted that the Fund underperformed the median of its peer group for the one-, three- and ten-year periods and its benchmark for the one-, three-, five- and ten-year periods but had competitive performance relative to the median of its peer group for the five-year period and outperformed its benchmark for the quarter ended September 30, 2013. For the Large Company Value Portfolio, the Board noted that the Fund outperformed the median of its peer group for the one, three- and five-year periods and its benchmark for the one- and five-year periods. For the Small Company Growth Portfolio, the Board noted that the Fund outperformed the median of its peer group for the one-, three-, five-and ten-year periods, outperformed its benchmark for the one- and three-year periods and was competitive relative to its benchmark for the five- and ten-year periods. For the Small Company Value Portfolio, the Board noted that the Fund outperformed the median of its peer group for the one-, three- and ten-year periods and its benchmark for the one-, three- five- and ten-year periods. Based upon the above, the Board determined that for each Fund performance was satisfactory.

Advisory Fees

The Board reviewed each Fund’s advisory fee and total expense ratio and reviewed information comparing the advisory fee and total expense ratio to those of the peer group of funds. The Board determined that the actual advisory fee paid for each Fund was within a competitive range. As to total expenses, the Board noted that total expenses are influenced by the small size of the complex. The Board received information regarding contractual fees charged by the Adviser to other registered investment companies advised by the Adviser that were similar to certain Funds and determined such fees were comparable to those of the applicable Funds. The Board concluded that the advisory fee for each Fund was reasonable and appropriate in amount.

Profitability to Wilshire and Economies of Scale

With respect to the profitability of the Advisory Agreement, the Board primarily considered the fee structure of the Advisory Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds. The Board concluded that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the Funds. In addition, the Board considered the extent to which economies of scale are realized and whether fee levels reasonably reflect economies of scale for the benefit of shareholders. The Board reviewed each Fund’s asset size, each Fund’s expense ratio, the expense limitation agreements in place for the Small Company Growth Portfolio, Small Company Value Portfolio and

Wilshire Mutual Funds, Inc. Board Approval of Advisory and Subadvisory Agreements - (Continued)

Wilshire International Equity Fund and whether the investment process produced economies of scale. The Board noted that the advisory fee for all Funds includes a breakpoint. The Board concluded that each Fund’s advisory fee reasonably reflected appropriate recognition of any economies of scale.

Fall-Out Benefits – Wilshire

The Board considered the nature and amount of any benefits derived by the Adviser from its relationship with the Funds. The Board determined that the advisory fees were reasonable in light of these fall-out benefits.

Nature, Extent and Quality of Services – Subadvisers

As to each Subadvisory Agreement, the Board considered the nature, extent and quality of services provided or to be provided. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadviser’s compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided by the Adviser, which concluded that each Subadviser was providing or would provide reasonable services and recommended that each Subadvisory Agreement for each Fund be approved.

The Board reviewed information comparing each Subadviser’s gross investment performance to a relevant benchmark. Based upon all relevant factors, the Board determined to approve the Subadvisory Agreement with Cornerstone, with respect to the Large Company Growth Portfolio, noting Cornerstone’s outperformance for the three-year period ended June 30, 2012, and given the Adviser’s recommendation for renewal and commitment to monitor closely Cornerstone’s recent underperformance. With respect to the Small Company Growth Portfolio, Large Company Growth Portfolio, and Small Company Value Portfolio, the Board noted LA Capital’s outperformance for the annualized one-, three-, five- and ten-year periods ended June 30, 2013. The Board considered that NWQ and Ranger were not allocated assets to manage the Small Company Value Portfolio and Small Company Growth Portfolio, respectively, until the quarter ended June 30, 2013, but determined to approve each Subadvisory Agreement even though performance was too new to judge. The Board noted that Pzena, with respect to the Large Company Value Portfolio, had outperformed for all periods reviewed. With respect to Victory’s performance for the Large Company Growth Portfolio, the Board noted Victory’s underperformance for all periods reviewed, but determined to approve the continuation of Victory’s Subadvisory Agreement given the Adviser’s recommendation for renewal and commitment to monitor closely Victory’s underperformance. With respect to Systematic’s performance for the Large Company Value Portfolio, the Board noted underperformance for the annualized three- and five-year periods ended June 30, 2013, but outperformance for the one-year period ended June 30, 2013, which resulted in a conclusion that performance was satisfactory. With respect to the Wilshire 5000 Index Fund, the Board noted LA Capital’s underperformance for all periods reviewed but considered that the Adviser is satisfied with the level of services provided and performance is within the Adviser’s expectations. The Board determined to approve the Subadvisory Agreement with WCM with respect to the Wilshire International Equity Fund, noting that WCM’s performance for managing products similar to the Fund exceeded the MSCI ACW ex US Index for the one-, three- and five-year periods ended June 30, 2013.

Wilshire Mutual Funds, Inc. Board Approval of Advisory and Subadvisory Agreements - (Continued)

Subadvisory Fees

The Board considered each Fund’s subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data supplied by each Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and each Subadviser, that the Adviser compensates the Subadviser from its fees and that the aggregate advisory fee had been deemed reasonable by the Board.

For the Subadvisers that reported fees for “Other Clients” with comparable investment policies and services, the Board noted that most Subadvisers did not charge higher fees to the Adviser for the Funds than were charged to their Other Clients. For the Subadvisers where the fees charged to the Adviser were higher than that charged to Other Clients, the Board determined that the fees charged to the Adviser were competitive.

Based upon all of the above, the Board determined that the subadvisory fees for each Fund were reasonable.

Profitability to the Subadvisers

The Board noted that the Adviser compensates each Subadviser from its own advisory fees and that the fees were negotiated at arm’s length between the Adviser and each Subadviser. In addition, the Board noted that the revenues to the various Subadvisers were limited due to the size of the Funds. The Board took these factors into consideration in concluding that the subadvisory fees were reasonable.

Economies of Scale – Subadvisers

The Board considered whether there are or may be economies of scale with respect to the subadvisory services provided to each Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Fund under the Subadvisory Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits – Subadvisers

The Board also considered the character and amount of other incidental benefits received or to be received by each Subadviser. The Board considered each Subadviser’s soft dollar practices. The Board concluded that, taking into account the benefits arising from these practices, the fees charged under each Subadvisory Agreement were reasonable.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement and each Subadvisory Agreement are fair and reasonable and that the approval of the Advisory Agreement and each Subadvisory Agreement is in the best interests of each Fund.

Wilshire Mutual Funds, Inc. Privacy Statement

At Wilshire Mutual Funds, Inc., we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

INFORMATION WE COLLECT

We collect and retain nonpublic personal information about you that may include:

•	Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

•	Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

•
Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server can not find out a user’s name or email address, or anything about the user’s computer using cookies.

INFORMATION WE MAY SHARE

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

•	Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

•	Companies that provide services for us to help market our products to you; and

•	Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

CONFIDENTIALITY AND SECURITY

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our website.

APPLICABILITY

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Portfolios, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Portfolios through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

Wilshire Mutual Funds, Inc. values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 1-888-200-6796 if you have any questions concerning our policy, or visit us at www.wilshirefunds.com for additional copies of this policy.

Wilshire Mutual Funds

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796
http://advisor.wilshire.com

WIL-AR-001-0700

Item 2.	Code of Ethics.

(a)
The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)	During the period covered by this report, the code of ethics was amended to address changes in the Registrant’s covered officers.

(d)
The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one “audit committee financial expert” (as defined by Item 3 of Form N-CSR) serving on its audit committee. Mr. Roger A. Formisano, the Registrant’s audit committee financial expert, is “independent,” for purposes of Item 3 of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Directors.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $328,140 for 2012 and $324,140 for 2013.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, tax planning and tax training are $49,950 for 2012 and $51,750 for 2013. Such services consisted of quarterly diversification review, annual distribution review and tax return review.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures.

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not Applicable

(c)	0%

(d)	Not Applicable

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was (0%) zero percent.

(g)
The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $985,175 for 2012 and $1,261,766 for 2013.

(h)
The Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)
The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Wilshire 5000 IndexSM Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund are listed below.

(b)	Not applicable

Report of Independent Registered Public Accounting Firm

To the Board of Directors Wilshire Mutual Funds, Inc. and the Shareholders of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire International Equity Fund (formerly the Wilshire Large Cap Core Plus Fund) and Wilshire 5000 IndexSM Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire International Equity Fund (formerly the Wilshire Large Cap Core Plus Fund), and Wilshire 5000 IndexSM Fund (six of the portfolios/funds constituting Wilshire Mutual Funds, Inc., hereafter referred to as the “Portfolios”) as of December 31, 2013, and for the year then ended and have issued our unqualified report thereon dated February 28, 2014 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Portfolios' schedule of investments (the “Statement”) as of December 31, 2013 appearing in Item 6 of this Form N-CSR. This Statement is the responsibility of the Portfolios' management. Our responsibility is to express an opinion on this Statement based on our audit. In our opinion, the Statement referred to above, when read in conjunction with the financial statements of the Portfolios referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2014

Wilshire Mutual Funds, Inc. LARGE COMPANY GROWTH PORTFOLIO Schedule of Investments	December 31, 2013

Shares		Value

COMMON STOCK — 98.7%††
Consumer Discretionary — 25.0%
31,834	Amazon.com, Inc.†	$12,695,081
237	AutoZone, Inc.†(a)	113,272
1,501	Bally Technologies, Inc.†(a)	117,753
4,010	Best Buy Co., Inc.	159,919
2,014	Big Lots, Inc.†(a)	65,032
4,820	Brinker International, Inc.(a)	223,359
19,245	Cablevision Systems Corp., Class A(a)	345,063
2,460	Carter's, Inc.	176,603
904	Charter Communications, Inc., Class A†(a)	123,631
5,400	Chipotle Mexican Grill, Inc., Class A†	2,877,012
77,720	Comcast Corp., Class A	4,038,720
3,676	Darden Restaurants, Inc.(a)	199,864
1,631	Delphi Automotive PLC(a)	98,072
24,564	Dick's Sporting Goods, Inc.	1,427,168
8,081	DIRECTV†	558,316
3,168	Discovery Communications, Inc., Class C†	265,668
1,804	Discovery Communications, Inc., Class A†(a)	163,118
6,397	DISH Network Corp., Class A†	370,514
3,022	Dollar General Corp.†	182,287
3,357	DR Horton, Inc.†(a)	74,928
22,470	Ford Motor Co.	346,712
2,230	GameStop Corp., Class A(a)	109,850
3,935	Gannett Co., Inc.	116,397
2,490	General Motors Co.†(a)	101,766
14,388	Goodyear Tire & Rubber Co. (The)	343,154
1,120	Harley-Davidson, Inc.(a)	77,549
1,308	Harman International Industries, Inc.	107,060
67,096	Home Depot, Inc. (The)	5,524,684
4,621	Hyatt Hotels Corp., Class A†	228,555
10,329	International Game Technology	187,575
7,959	Jarden Corp.†	488,285
4,508	John Wiley & Sons, Inc., Class A(a)	248,842
26,087	Johnson Controls, Inc.	1,338,263
3,520	Kohl's Corp.(a)	199,760
423	Lamar Advertising Co., Class A†	22,102
2,152	Liberty Global PLC, Class A†	191,506
13,785	Liberty Interactive Corp., Class A†	404,590
5,175	Lowe's Cos., Inc.	256,421
3,040	Mattel, Inc.(a)	144,643
6,329	McDonald's Corp.	614,103
63,775	Michael Kors Holdings, Ltd.†(a)	5,177,892
21,325	Mohawk Industries, Inc.†(a)	3,175,292
6,898	Newell Rubbermaid, Inc.	223,564
30,380	NIKE, Inc., Class B	2,389,083
1,583	Nordstrom, Inc.(a)	97,829
290	NVR, Inc.†(a)	297,543
4,746	Omnicom Group, Inc.	352,960
1,948	PetSmart, Inc.	141,717
7,150	priceline.com, Inc.†	8,311,160
172,639	PulteGroup, Inc.(a)	3,516,656
23,278	PVH Corp.(a)	3,166,274
15,573	Ralph Lauren Corp., Class A	2,749,725
3,787	Sally Beauty Holdings, Inc.†	114,481
1,890	Scripps Networks Interactive, Inc., Class A(a)	163,315
4,458	Service Corp. International	80,824
11,485	Shutterfly, Inc.†(a)	584,931
2,890	Six Flags Entertainment Corp.(a)	106,410
28,382	Staples, Inc.(a)	450,990
102,586	Starbucks Corp.	8,041,716

Shares		Value
Consumer Discretionary (continued)
2,780	Target Corp.	$175,891
206	Tempur Sealy International, Inc.†(a)	11,116
6,282	Time Warner Cable, Inc., Class A	851,211
30,219	TJX Cos., Inc.	1,925,857
58,300	Tractor Supply Co.(a)	4,522,914
78,825	Twenty-First Century Fox, Inc., Class A	2,773,064
3,923	Viacom, Inc., Class B	342,635
44,191	Walt Disney Co. (The)	3,376,192
17,075	Wendy's Co. (The)(a)	148,894
1,136	Whirlpool Corp.	178,193
3,785	Wyndham Worldwide Corp.	278,917
4,174	Yum! Brands, Inc.	315,596
		89,370,039
Consumer Staples — 4.0%
3,162	Altria Group, Inc.(a)	121,389
23,970	Avon Products, Inc.	412,763
2,528	Campbell Soup Co.	109,412
23,679	Coca-Cola Co. (The)	978,179
5,925	Coca-Cola Enterprises, Inc.	261,470
6,562	Colgate-Palmolive Co.	427,908
8,669	ConAgra Foods, Inc.(a)	292,145
2,601	Costco Wholesale Corp.	309,545
1,346	CVS Caremark Corp.	96,333
7,996	Dean Foods Co.†	137,451
28,145	Diageo PLC ADR(a)	3,726,961
3,154	Dr. Pepper Snapple Group, Inc.	153,663
3,854	General Mills, Inc.	192,353
3,212	Kellogg Co.	196,157
2,321	Kimberly-Clark Corp.(a)	242,452
3,540	Kraft Foods Group, Inc.	190,877
11,603	PepsiCo, Inc.	962,353
43,408	Philip Morris International, Inc.	3,782,139
1,424	Reynolds American, Inc.(a)	71,186
1,917	Sysco Corp.(a)	69,204
8,116	Wal-Mart Stores, Inc.	638,648
18,297	Whole Foods Market, Inc.	1,058,116
		14,430,704
Energy — 4.0%
20,308	Anadarko Petroleum Corp.	1,610,831
2,360	Apache Corp.	202,818
480	Baker Hughes, Inc.	26,525
3,160	Cameron International Corp.†	188,115
310	Cimarex Energy Co.	32,522
117,079	Cobalt International Energy, Inc.†	1,925,950
5,562	Devon Energy Corp.	344,121
2,078	Dresser-Rand Group, Inc.†	123,911
729	EOG Resources, Inc.	122,355
67,650	FMC Technologies, Inc.†	3,532,007
7,050	Halliburton Co.	357,787
4,322	Kinder Morgan, Inc.(a)	155,592
5,900	Marathon Oil Corp.	208,270
6,046	Murphy Oil Corp.	392,264
5,240	Peabody Energy Corp.	102,337
47,054	Schlumberger, Ltd.	4,240,036
13,220	Southwestern Energy Co.†	519,943
		14,085,384
Financials — 6.8%
23,575	Affiliated Managers Group, Inc.†	5,112,946
2,029	American Express Co.	184,091
5,053	Aon PLC	423,896
36,957	Camden Property Trust(b)	2,102,114
7,312	CBRE Group, Inc., Class A†	192,306
170,025	Charles Schwab Corp. (The)	4,420,650
71,947	CME Group, Inc., Class A	5,644,962

Wilshire Mutual Funds, Inc. LARGE COMPANY GROWTH PORTFOLIO Schedule of Investments	December 31, 2013

Shares		Value
Financials (continued)
34,524	First Republic Bank(a)	$1,807,331
3,120	Jones Lang LaSalle, Inc.	319,457
6,006	Legg Mason, Inc.(a)	261,141
3,637	Marsh & McLennan Cos., Inc.	175,885
48,000	Morgan Stanley	1,505,280
2,913	NASDAQ OMX Group, Inc. (The)(a)	115,937
2,446	StanCorp Financial Group, Inc.(a)	162,048
22,838	T Rowe Price Group, Inc.	1,913,139
		24,341,183
Health Care — 14.4%
7,701	Abbott Laboratories	295,179
10,700	AbbVie, Inc.	565,067
3,673	Agilent Technologies, Inc.	210,059
1,864	Alere, Inc.†(a)	67,477
28,450	Alexion Pharmaceuticals, Inc.†(a)	3,785,557
2,538	Allergan, Inc.	281,921
2,931	AmerisourceBergen Corp., Class A(a)	206,079
6,321	Amgen, Inc.	721,605
2,617	Baxter International, Inc.	182,012
1,974	Becton Dickinson and Co.	218,107
17,295	Biogen Idec, Inc.†	4,838,276
21,232	Boston Scientific Corp.†	255,209
7,439	Bristol-Myers Squibb Co.	395,383
1,473	Cardinal Health, Inc.	98,411
210,564	Catamaran Corp.†	9,997,579
31,493	Celgene Corp.†(a)	5,321,057
68,650	Cerner Corp.†	3,826,551
2,250	Cigna Corp.	196,830
1,524	DaVita HealthCare Partners, Inc.†	96,576
59,317	Edwards Lifesciences Corp.†(a)	3,900,686
7,284	Endo Health Solutions, Inc.†(a)	491,378
33,091	Express Scripts Holding Co.†	2,324,312
130,143	Gilead Sciences, Inc.†(a)	9,780,247
3,329	HCA Holdings, Inc.†	158,827
21,873	Hologic, Inc.†(a)	488,862
3,245	Hospira, Inc.†(a)	133,954
1,320	Humana, Inc.(a)	136,250
2,291	Johnson & Johnson	209,833
3,394	Laboratory Corp. of America Holdings†(a)	310,110
2,297	McKesson Corp.	370,736
870	Medivation, Inc.†	55,523
465	Mettler-Toledo International, Inc.†(a)	112,804
10,967	Mylan, Inc.†(a)	475,968
2,011	Patterson Cos., Inc.(a)	82,853
2,019	PerkinElmer, Inc.(a)	83,243
1,550	Quest Diagnostics, Inc.(a)	82,987
5,371	Tenet Healthcare Corp.†(a)	226,226
1,674	United Therapeutics Corp.†(a)	189,296
2,802	Vertex Pharmaceuticals, Inc.†	208,189
		51,381,219
Industrials — 10.8%
3,822	3M Co.	536,036
4,142	AECOM Technology Corp.†	121,899
481	Allegion PLC†	21,255
1,755	Alliant Techsystems, Inc.	213,548
6,095	AO Smith Corp.	328,764
4,558	Babcock & Wilcox Co. (The)	155,838
1,456	Boeing Co. (The)	198,729
28,450	Canadian Pacific Railway, Ltd.(a)	4,305,054
4,884	Caterpillar, Inc.	443,516
1,936	CH Robinson Worldwide, Inc.(a)	112,946
2,024	Crane Co.	136,114
28,225	Cummins, Inc.	3,978,878

Shares		Value
Industrials (continued)
3,129	Danaher Corp.	$241,559
2,770	Deere & Co.(a)	252,984
17,477	Delta Air Lines, Inc.	480,093
2,005	Dun & Bradstreet Corp.(a)	246,114
5,140	Emerson Electric Co.	360,725
5,875	Exelis, Inc.	111,978
72,046	Fastenal Co.(a)	3,422,905
34,195	Fluor Corp.	2,745,516
3,840	GATX Corp.(a)	200,333
2,480	General Dynamics Corp.	236,964
9,737	Hertz Global Holdings, Inc.†	278,673
4,922	Honeywell International, Inc.	449,723
1,444	Ingersoll-Rand PLC(a)	88,951
8,433	ITT Corp.	366,161
50,575	JB Hunt Transport Services, Inc.(a)	3,909,448
45,014	Joy Global, Inc.(a)	2,632,869
1,175	Lockheed Martin Corp.	174,676
2,303	Manitowoc Co., Inc. (The)(a)	53,706
2,700	Manpowergroup, Inc.	231,822
1,819	Oshkosh Corp.(a)	91,641
8,665	Precision Castparts Corp.	2,333,485
985	Rockwell Collins, Inc.(a)	72,811
14,504	Rollins, Inc.	439,326
2,449	Ryder System, Inc.	180,687
4,460	Spirit Aerosystems Holdings, Inc., Class A†	151,997
3,300	SPX Corp.(a)	328,713
42,445	Textron, Inc.	1,560,278
960	Timken Co.	52,867
8,803	Toro Co. (The)	559,871
2,006	Trinity Industries, Inc.	109,367
2,677	Union Pacific Corp.	449,736
10,113	United Continental Holdings, Inc.†(a)	382,575
5,307	United Parcel Service, Inc., Class B	557,660
43,296	United Rentals, Inc.†	3,374,923
6,698	United Technologies Corp.	762,232
1,237	WESCO International, Inc.†(a)	112,654
		38,558,600
Information Technology — 28.0%
3,149	Accenture PLC, Class A	258,911
7,500	Activision Blizzard, Inc.	133,725
50,575	Adobe Systems, Inc.†	3,028,431
2,531	Akamai Technologies, Inc.†(a)	119,412
17,475	Alliance Data Systems Corp.†(a)	4,594,702
42,194	Altera Corp.	1,372,571
16,664	Apple, Inc.	9,350,337
12,807	Atmel Corp.†	100,279
2,612	Automatic Data Processing, Inc.	211,076
12,032	Broadcom Corp., Class A	356,749
127,502	Citrix Systems, Inc.†	8,064,501
957	Cognizant Technology Solutions Corp., Class A†	96,638
4,310	Computer Sciences Corp.	240,843
4,162	Cree, Inc.†	260,416
2,587	Diebold, Inc.(a)	85,397
28,208	eBay, Inc.†	1,548,337
12,302	EMC Corp.(a)	309,395
550	F5 Networks, Inc.†	49,973
89,094	Facebook, Inc., Class A†(a)	4,869,878
1,512	Fidelity National Information Services, Inc.	81,164
1,690	First Solar, Inc.†	92,342
3,160	Fiserv, Inc.†	186,598
1,291	Gartner, Inc.†	91,726
6,591	Global Payments, Inc.(a)	428,349

Wilshire Mutual Funds, Inc. LARGE COMPANY GROWTH PORTFOLIO Schedule of Investments	December 31, 2013

Shares		Value
Information Technology (continued)
15,141	Google, Inc., Class A†	$16,968,670
890	Harris Corp.	62,131
10,873	Hewlett-Packard Co.	304,227
8,518	International Business Machines Corp.	1,597,721
1,006	Intuit, Inc.(a)	76,778
5,823	Juniper Networks, Inc.†	131,425
6,380	Lam Research Corp.†	347,391
4,304	Leidos Holdings, Inc.†(a)	200,093
2,272	Lexmark International, Inc., Class A(a)	80,702
22,941	LinkedIn Corp., Class A†(a)	4,974,297
17,306	LSI Corp.	190,712
15,860	Marvell Technology Group, Ltd.	228,067
449	MasterCard, Inc., Class A	375,121
131,291	Micron Technology, Inc.†	2,856,892
52,400	Microsoft Corp.	1,961,332
1,562	Motorola Solutions, Inc.(a)	105,435
8,018	NCR Corp.†	273,093
2,610	NetApp, Inc.	107,375
6,731	Nuance Communications, Inc.†(a)	102,311
42,703	ON Semiconductor Corp.†(a)	351,872
28,456	Oracle Corp.	1,088,727
60,784	QUALCOMM, Inc.	4,513,212
118,451	Rackspace Hosting, Inc.†(a)	4,634,988
119,129	Salesforce.com, Inc.†(a)	6,574,730
3,654	Solera Holdings, Inc.	258,557
18,397	Stratasys, Ltd.†(a)	2,478,076
3,590	Symantec Corp.	84,652
5,000	Teradata Corp.†(a)	227,450
550	Vantiv, Inc., Class A†(a)	17,935
45,291	Visa, Inc., Class A(a)	10,085,400
1,900	Western Digital Corp.	159,410
16,248	Western Union Co. (The)(a)	280,278
16,653	Xerox Corp.(a)	202,667
27,864	Zillow, Inc., Class A†(a)	2,277,325
		100,110,802
Materials — 5.1%
2,580	Ashland, Inc.	250,363
5,297	Ball Corp.(a)	273,643
8,257	Crown Holdings, Inc.†	368,015
2,584	Dow Chemical Co. (The)	114,730
27,425	Ecolab, Inc.	2,859,605
3,797	EI du Pont de Nemours & Co.	246,691
82,171	Freeport-McMoRan Copper & Gold, Inc.	3,101,133
59,679	Monsanto Co.	6,955,587
1,930	Newmont Mining Corp.	44,448
10,715	Owens-Illinois, Inc.†	383,383
9,746	Sealed Air Corp.	331,851
16,175	Sherwin-Williams Co. (The)	2,968,112
3,352	Silgan Holdings, Inc.	160,963
1,259	Vulcan Materials Co.	74,810
		18,133,334
Telecommunication Services — 0.5%
9,008	CenturyLink, Inc.(a)	286,905
874	Crown Castle International Corp.†	64,178
1,299	SBA Communications Corp., Class A†(a)	116,702
3,402	tw telecom, Inc., Class A†	103,659
22,278	Verizon Communications, Inc.	1,094,741
		1,666,185
Utilities — 0.1%
20,990	AES Corp. (The)	304,565

Total Common Stock
(Cost $270,208,943)		352,382,015

Shares		Value

SHORT-TERM INVESTMENTS (c) — 15.6%
5,774,413	Northern Trust Institutional Government Select Portfolio, 0.010%	$5,774,413
50,067,619	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(d)	50,067,619

Total Short-Term Investments
(Cost $55,842,032)		55,842,032
Total Investments — 114.3%
(Cost $326,050,975)		408,224,047
Other Assets & Liabilities, Net — (14.3)%		(51,107,288)
NET ASSETS — 100.0%		$357,116,759

†	Non-income producing security.
††	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(a)	This security or a partial position of this security is on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $49,361,917 (Note 6).
(b)	Real Estate Investment Trust.
(c)	Rate shown is the 7-day effective yield as of December 31, 2013.
(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $50,067,619 (Note 6).

ADR — American Depositary Receipt
Ltd. — Limited
PLC— Public Limited Company

Wilshire Mutual Funds, Inc. LARGE COMPANY VALUE PORTFOLIO Schedule of Investments	December 31, 2013

Shares		Value

COMMON STOCK — 99.0%††
Consumer Discretionary — 10.2%
1,359	Allison Transmission Holdings, Inc.	$37,522
286	Apollo Education Group, Inc., Class A†	7,814
15,490	Best Buy Co., Inc.(a)	617,741
397	Brinker International, Inc.	18,397
11,438	Cablevision Systems Corp., Class A(a)	205,083
8,150	CBS Corp., Class B	519,481
12,525	Comcast Corp., Class A	650,862
1,687	Darden Restaurants, Inc.(a)	91,722
13,075	Delphi Automotive PLC	786,200
99	DeVry Education Group, Inc.	3,514
3,655	DIRECTV†	252,524
99	Discovery Communications, Inc., Class A†(a)	8,951
709	DISH Network Corp., Class A†	41,065
5,680	DR Horton, Inc.†(a)	126,778
19,715	Ford Motor Co.	304,203
12,210	Gannett Co., Inc.	361,172
56,230	General Motors Co.†(a)	2,298,120
8,040	Goodyear Tire & Rubber Co. (The)	191,754
18,325	Groupon, Inc., Class A†(a)	215,685
4,200	Hanesbrands, Inc.	295,134
992	Harman International Industries, Inc.	81,195
1,360	Hyatt Hotels Corp., Class A†	67,266
40	International Game Technology(a)	726
3,390	Interpublic Group of Cos., Inc. (The)	60,003
1,620	Jarden Corp.†	99,387
110	John Wiley & Sons, Inc., Class A(a)	6,072
17,099	Johnson Controls, Inc.	877,179
19,850	Kohl's Corp.(a)	1,126,488
540	Lear Corp.	43,724
397	Leggett & Platt, Inc.(a)	12,283
340	Lennar Corp., Class A(a)	13,450
4,280	Liberty Interactive Corp., Class A†	125,618
5,775	Magna International, Inc., Class A	473,897
54	Marriott International, Inc., Class A	2,665
12,694	MGM Resorts International†	298,563
22,035	News Corp., Class B†	392,884
46,075	News Corp., Class A†	830,271
22,918	Omnicom Group, Inc.	1,704,412
1,007	Royal Caribbean Cruises, Ltd.	47,752
600	Six Flags Entertainment Corp.(a)	22,092
1,420	Stanley Black & Decker, Inc.(a)	114,580
108,347	Staples, Inc.(a)	1,721,634
1,094	Target Corp.	69,217
3,474	Thomson Reuters Corp.	131,387
1,828	Time Warner Cable, Inc., Class A	247,694
5,246	Time Warner, Inc.(a)	365,751
9,950	TRW Automotive Holdings Corp.†	740,180
923	Visteon Corp.†	75,584
4,174	Walt Disney Co. (The)	318,894
7,543	Wendy's Co. (The)(a)	65,775
2,335	Whirlpool Corp.	366,268
1,092	Wyndham Worldwide Corp.(a)	80,470
		17,617,083
Consumer Staples — 4.0%
12,430	Avon Products, Inc.	214,045
120	Bunge, Ltd.	9,853
1,100	Campbell Soup Co.(a)	47,608
197	Clorox Co. (The)(a)	18,274
4,210	Coca-Cola Enterprises, Inc.	185,787
9,063	ConAgra Foods, Inc.	305,423
22,790	CVS Caremark Corp.	1,631,080

Shares		Value
Consumer Staples (continued)
1,290	Dean Foods Co.†	$22,175
993	Dr. Pepper Snapple Group, Inc.	48,379
2,935	Energizer Holdings, Inc.	317,684
298	General Mills, Inc.	14,873
298	JM Smucker Co. (The)(a)	30,879
970	Kellogg Co.	59,238
1,291	Kraft Foods Group, Inc.	69,611
5,825	Lorillard, Inc.(a)	295,211
11,609	Molson Coors Brewing Co., Class B(a)	651,846
10,025	Mondelez International, Inc., Class A	353,882
310	Pinnacle Foods, Inc.	8,513
12,295	Procter & Gamble Co. (The)	1,000,936
107,200	Rite Aid Corp.†	542,432
2,630	Safeway, Inc.	85,659
1,092	Sysco Corp.(a)	39,421
13,005	Wal-Mart Stores, Inc.	1,023,364
1,597	WhiteWave Foods Co., Class A†	36,635
		7,012,808
Energy — 14.5%
9,232	Anadarko Petroleum Corp.	732,282
15,341	Apache Corp.	1,318,405
36,917	Baker Hughes, Inc.	2,040,033
49,253	BP PLC ADR	2,394,188
1,470	Cameron International Corp.†(a)	87,509
42,685	Chesapeake Energy Corp.(a)	1,158,471
9,628	Chevron Corp.	1,202,633
216	Cimarex Energy Co.	22,661
13,992	ConocoPhillips	988,535
2,697	Consol Energy, Inc.(a)	102,594
4,255	Continental Resources, Inc.†(a)	478,773
1,040	Denbury Resources, Inc.†	17,087
14,015	Devon Energy Corp.	867,108
1,360	Dresser-Rand Group, Inc.†	81,097
4,825	Energen Corp.	341,369
39,168	Exxon Mobil Corp.	3,963,802
8,925	Halliburton Co.	452,944
22,705	Hess Corp.	1,884,515
280	HollyFrontier Corp.(a)	13,913
993	Kinder Morgan, Inc.	35,748
9,479	Marathon Oil Corp.	334,609
2,159	Marathon Petroleum Corp.	198,045
6,078	Murphy Oil Corp.(a)	394,341
910	Nabors Industries, Ltd.	15,461
1,923	Newfield Exploration Co.†	47,363
12,991	Occidental Petroleum Corp.	1,235,444
28,609	Peabody Energy Corp.	558,734
3,534	Phillips 66	272,577
99	QEP Resources, Inc.(a)	3,034
37,470	Royal Dutch Shell PLC ADR, Class A(a)	2,670,487
2,123	Southwestern Energy Co.†	83,498
4,360	Superior Energy Services, Inc.	116,019
1,250	Tesoro Corp.	73,125
760	Tidewater, Inc.	45,045
298	Unit Corp.†(a)	15,383
18,634	Valero Energy Corp.	939,154
260	Whiting Petroleum Corp.†	16,086
		25,202,072
Financials — 29.8%
794	ACE, Ltd.	82,203
3,474	Aflac, Inc.(a)	232,063
32,064	Allstate Corp. (The)	1,748,770
56,333	American International Group, Inc.	2,875,800
893	Ameriprise Financial, Inc.	102,740
2,938	Aon PLC	246,469

Wilshire Mutual Funds, Inc. LARGE COMPANY VALUE PORTFOLIO Schedule of Investments	December 31, 2013

Shares		Value
Financials (continued)
5,955	Associated Banc-Corp(a)	$103,617
2,481	Assurant, Inc.	164,664
18,524	Axis Capital Holdings, Ltd.(a)	881,187
239,989	Bank of America Corp.	3,736,629
13,039	Bank of New York Mellon Corp. (The)	455,583
7,267	BB&T Corp.	271,204
9,330	Berkshire Hathaway, Inc., Class B†	1,106,165
654	BOK Financial Corp.	43,373
9,165	Capital One Financial Corp.	702,131
23,750	CBL & Associates Properties, Inc.(a) (b)	426,550
5,160	CBRE Group, Inc., Class A†	135,708
1,617	Chubb Corp. (The)	156,251
1,540	CIT Group, Inc.	80,280
68,051	Citigroup, Inc.	3,546,138
23,320	Comerica, Inc.(a)	1,108,633
893	Cullen/Frost Bankers, Inc.(a)	66,466
9,975	Digital Realty Trust, Inc.(a) (b)	489,972
21,909	Discover Financial Services	1,225,808
460	Erie Indemnity Co., Class A(a)	33,635
1,191	Fidelity National Financial, Inc., Class A	38,648
91,598	Fifth Third Bancorp(a)	1,926,306
99	First Citizens BancShares, Inc., Class A	22,040
11,925	Franklin Resources, Inc.(a)	688,430
1,270	Genworth Financial, Inc., Class A†(a)	19,723
12,554	Goldman Sachs Group, Inc. (The)	2,225,322
20,805	Hartford Financial Services Group, Inc.(a)	753,765
1,191	HCC Insurance Holdings, Inc.	54,953
44,475	Huntington Bancshares, Inc.(a)	429,184
44,750	ING US, Inc.	1,572,962
24,825	Invesco, Ltd.	903,630
3,980	Jones Lang LaSalle, Inc.(a)	407,512
65,694	JPMorgan Chase & Co.	3,841,785
77,385	KeyCorp	1,038,507
3,027	Legg Mason, Inc.(a)	131,614
20,050	Liberty Property Trust(b)	679,094
1,010	Lincoln National Corp.	52,136
3,070	Loews Corp.	148,097
695	M&T Bank Corp.(a)	80,912
226	Marsh & McLennan Cos., Inc.	10,929
53,438	MetLife, Inc.	2,881,377
51,028	Morgan Stanley	1,600,238
4,350	NASDAQ OMX Group, Inc. (The)(a)	173,130
419	Northern Trust Corp.	25,932
1,170	Old Republic International Corp.	20,206
2,554	PartnerRe, Ltd.	269,268
11,122	People's United Financial, Inc.(a)	168,165
32,734	PNC Financial Services Group, Inc.	2,539,504
2,470	Principal Financial Group, Inc.	121,796
5,062	Progressive Corp. (The)	138,041
7,246	Protective Life Corp.	367,082
9,797	Prudential Financial, Inc.	903,479
1,630	Raymond James Financial, Inc.	85,070
2,570	Realogy Holdings Corp.†	127,138
298	Regency Centers Corp.(b)	13,797
122,300	Regions Financial Corp.	1,209,547
540	Reinsurance Group of America, Inc., Class A	41,801
10,555	State Street Corp.	774,631
5,737	SunTrust Banks, Inc.	211,179
838	Torchmark Corp.	65,490
794	Travelers Cos., Inc. (The)	71,889
4,835	U.S. Bancorp(a)	195,334
65,500	UBS AG(a)	1,260,875
5,897	Unum Group	206,867

Shares		Value
Financials (continued)
794	Vornado Realty Trust(a) (b)	$70,499
42,163	Wells Fargo & Co.	1,914,200
26,175	Willis Group Holdings PLC(a)	1,172,902
1,290	XL Group PLC, Class A	41,073
		51,718,098
Health Care — 11.0%
41,071	Abbott Laboratories	1,574,252
11,475	AbbVie, Inc.	605,995
25,000	Aetna, Inc.	1,714,750
8,175	Agilent Technologies, Inc.	467,528
620	Alere, Inc.†(a)	22,444
783	AmerisourceBergen Corp., Class A(a)	55,053
11,092	Becton Dickinson and Co.	1,225,555
51,070	Boston Scientific Corp.†	613,861
1,290	Cardinal Health, Inc.	86,185
12,485	Cigna Corp.	1,092,188
14	Community Health Systems, Inc.†	550
2,581	Covidien PLC	175,766
2,780	DaVita HealthCare Partners, Inc.†	176,169
520	Edwards Lifesciences Corp.†(a)	34,195
5,350	Eli Lilly & Co.(a)	272,850
3,116	Endo Health Solutions, Inc.†(a)	210,205
1,010	Express Scripts Holding Co.†	70,942
3,581	HCA Holdings, Inc.†	170,850
981	Health Net, Inc.†(a)	29,106
16,709	Hologic, Inc.†(a)	373,446
2,564	Hospira, Inc.†(a)	105,842
2,010	Humana, Inc.(a)	207,472
26,959	Johnson & Johnson	2,469,175
7,625	Laboratory Corp. of America Holdings†(a)	696,696
1,390	LifePoint Hospitals, Inc.†	73,448
322	Mallinckrodt PLC†(a)	16,828
298	McKesson Corp.	48,097
11,305	Medtronic, Inc.	648,794
14,123	Merck & Co., Inc.	706,856
4,189	Mylan, Inc.†(a)	181,803
199	PerkinElmer, Inc.(a)	8,205
70,299	Pfizer, Inc.(a)	2,153,258
3,210	QIAGEN NV†(a)	76,430
17,349	Quest Diagnostics, Inc.(a)	928,865
4,175	St. Jude Medical, Inc.	258,641
3,203	Tenet Healthcare Corp.†(a)	134,910
8,388	Thermo Fisher Scientific, Inc.(a)	934,004
2,893	UnitedHealth Group, Inc.	217,843
3,115	WellPoint, Inc.	287,795
		19,126,852
Industrials — 9.8%
3,429	AECOM Technology Corp.†	100,916
8,480	AGCO Corp.	501,931
480	Alaska Air Group, Inc.(a)	35,218
33	Allegion PLC†	1,458
893	Alliant Techsystems, Inc.	108,660
11,600	American Airlines Group, Inc.†(a)	292,900
1,085	Babcock & Wilcox Co. (The)	37,096
2,500	Caterpillar, Inc.	227,025
298	CH Robinson Worldwide, Inc.(a)	17,385
3,751	CNH Industrial NV†(a)	42,574
794	CSX Corp.	22,843
1,760	Deere & Co.(a)	160,741
42,259	Delta Air Lines, Inc.	1,160,855
3,225	Dover Corp.(a)	311,342
1,588	Dun & Bradstreet Corp.(a)	194,927
199	Emerson Electric Co.	13,966

Wilshire Mutual Funds, Inc. LARGE COMPANY VALUE PORTFOLIO Schedule of Investments	December 31, 2013

Shares		Value
Industrials (continued)
3,672	Exelis, Inc.	$69,988
1,180	FedEx Corp.	169,649
2,779	GATX Corp.(a)	144,981
860	General Cable Corp.	25,293
16,705	General Dynamics Corp.	1,596,163
110,121	General Electric Co.	3,086,692
2,084	Harsco Corp.	58,415
7,290	Hertz Global Holdings, Inc.†	208,640
1,092	Huntington Ingalls Industries, Inc.	98,291
99	Ingersoll-Rand PLC	6,098
4,466	ITT Corp.	193,914
2,350	Joy Global, Inc.(a)	137,452
1,970	KBR, Inc.	62,823
7,390	L-3 Communications Holdings, Inc.	789,695
1,435	Manitowoc Co., Inc. (The)(a)	33,464
5,050	Manpowergroup, Inc.	433,593
43,015	Masco Corp.	979,452
880	Nielsen Holdings NV	40,383
4,525	Northrop Grumman Corp.	518,610
2,501	Oshkosh Corp.(a)	126,000
2,300	Owens Corning†	93,656
13,150	Parker Hannifin Corp.(a)	1,691,616
11,980	Pitney Bowes, Inc.(a)	279,134
2,382	Republic Services, Inc., Class A	79,083
329	Rockwell Collins, Inc.(a)	24,320
1,985	Ryder System, Inc.	146,453
22,513	Southwest Airlines Co.	424,145
474	Spirit Aerosystems Holdings, Inc., Class A†	16,154
2,940	SPX Corp.(a)	292,853
14,775	Terex Corp.	620,402
1,410	Textron, Inc.	51,831
595	Toro Co. (The)	37,842
754	Trinity Industries, Inc.	41,108
20,328	United Continental Holdings, Inc.†(a)	769,008
2,680	URS Corp.	142,013
397	Waste Connections, Inc.	17,321
1,452	Waste Management, Inc.	65,151
862	WESCO International, Inc.†(a)	78,502
1,529	Xylem, Inc.	52,903
		16,932,928
Information Technology — 11.6%
98,950	Alcatel-Lucent ADR(a)	435,380
2,094	Apple, Inc.	1,174,964
1,180	Arrow Electronics, Inc.†	64,015
3,090	Avnet, Inc.	136,300
1,290	AVX Corp.	17,970
6,320	Broadcom Corp., Class A	187,388
11,811	Brocade Communications Systems, Inc.†	104,763
60,729	Cisco Systems, Inc.(a)	1,363,366
2,220	Computer Sciences Corp.	124,053
15,875	Corning, Inc.	282,892
430	Cree, Inc.†	26,905
2,950	Diebold, Inc.(a)	97,379
12,650	Electronic Arts, Inc.†	290,191
1,460	First Solar, Inc.†	79,774
1,040	Freescale Semiconductor, Ltd.†	16,692
1,732	Global Payments, Inc.(a)	112,563
450	Google, Inc., Class A†	504,320
1,006	Harris Corp.	70,229
165,169	Hewlett-Packard Co.	4,621,429
5,666	Ingram Micro, Inc., Class A†	132,924
43,545	Intel Corp.	1,130,428
1,930	Jabil Circuit, Inc.	33,659
3,182	Juniper Networks, Inc.†	71,818

Shares		Value
Information Technology (continued)
14,675	Lam Research Corp.†	$799,054
2,288	Leidos Holdings, Inc.†(a)	106,369
22,495	Marvell Technology Group, Ltd.	323,478
23,750	Micron Technology, Inc.†	516,800
43,423	Microsoft Corp.	1,625,323
3,777	NCR Corp.†	128,645
1,418	Nuance Communications, Inc.†(a)	21,554
25,862	ON Semiconductor Corp.†	213,103
54,525	Oracle Corp.	2,086,126
4,350	SanDisk Corp.	306,849
190	Symantec Corp.	4,480
11,100	TE Connectivity, Ltd.	611,721
2,283	Tech Data Corp.†	117,803
370	Teradata Corp.†	16,831
1,320	Teradyne, Inc.†(a)	23,259
1,710	Vishay Intertechnology, Inc.†(a)	22,675
9,280	Western Digital Corp.	778,592
4,840	Western Union Co. (The)(a)	83,490
65,645	Xerox Corp.(a)	798,900
9,400	Yahoo!, Inc.†(a)	380,136
		20,044,590
Materials — 3.2%
19,214	Alcoa, Inc.(a)	204,245
1,640	Ashland, Inc.	159,146
2,382	Ball Corp.(a)	123,054
43,625	Barrick Gold Corp.(a)	769,109
496	Bemis Co., Inc.	20,316
998	Cabot Corp.	51,297
5,712	Crown Holdings, Inc.†	254,584
298	Cytec Industries, Inc.	27,762
4,827	Dow Chemical Co. (The)	214,319
26,005	Freeport-McMoRan Copper & Gold, Inc.	981,429
58,175	Gerdau SA ADR(a)	456,092
13,650	LyondellBasell Industries NV, Class A	1,095,822
3,320	Mosaic Co. (The)	156,936
5,873	Newmont Mining Corp.	135,255
1,237	Nucor Corp.(a)	66,031
5,108	Owens-Illinois, Inc.†	182,764
5,490	Sealed Air Corp.	186,935
1,470	Silgan Holdings, Inc.	70,590
1,545	Sonoco Products Co.	64,457
394	Vulcan Materials Co.	23,411
9,450	Weyerhaeuser Co.(a) (b)	298,336
		5,541,890
Telecommunication Services — 2.4%
54,461	AT&T, Inc.	1,914,849
20,013	CenturyLink, Inc.(a)	637,414
49,225	Frontier Communications Corp.(a)	228,896
500	Level 3 Communications, Inc.†	16,585
8,645	Sprint Corp.†(a)	92,934
560	tw telecom, Inc., Class A†	17,063
250	United States Cellular Corp.	10,455
21,419	Verizon Communications, Inc.	1,052,530
13,170	Windstream Holdings, Inc.(a)	105,096
		4,075,822
Utilities — 2.5%
94,009	AES Corp. (The)(a)	1,364,071
457	AGL Resources, Inc.(a)	21,584
8,610	Ameren Corp.(a)	311,338
2,283	American Electric Power Co., Inc.	106,707
695	American Water Works Co., Inc.	29,371
2,679	CenterPoint Energy, Inc.(a)	62,099
199	CMS Energy Corp.	5,327
1,052	Consolidated Edison, Inc.(a)	58,154

Wilshire Mutual Funds, Inc. LARGE COMPANY VALUE PORTFOLIO Schedule of Investments	December 31, 2013

Shares		Value
Utilities (continued)
2,581	Dominion Resources, Inc.	$166,965
695	DTE Energy Co.	46,141
2,049	Duke Energy Corp.(a)	141,401
100	Edison International	4,630
18,015	Entergy Corp.(a)	1,139,809
12,280	Exelon Corp.(a)	336,349
600	FirstEnergy Corp.	19,788
1,260	MDU Resources Group, Inc.	38,493
14	NextEra Energy, Inc.	1,199
920	Northeast Utilities	38,999
120	ONEOK, Inc.(a)	7,461
298	Pepco Holdings, Inc.(a)	5,701
1,489	PG&E Corp.	59,977
1,390	Public Service Enterprise Group, Inc.(a)	44,536
540	Questar Corp.	12,415
298	SCANA Corp.(a)	13,985
16	Sempra Energy(a)	1,436
3,871	Southern Co. (The)(a)	159,137
1,290	TECO Energy, Inc.(a)	22,240
817	UGI Corp.	33,873
695	Wisconsin Energy Corp.(a)	28,731
2,283	Xcel Energy, Inc.	63,787
		4,345,704
Total Common Stock
(Cost $141,020,425)		171,617,847

SHORT-TERM INVESTMENTS (c) — 19.1%
1,746,030	Northern Trust Institutional Government Select Portfolio, 0.010%	1,746,030
31,331,157	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(d)	31,331,157

Total Short-Term Investments
(Cost $33,077,187)		33,077,187
Total Investments — 118.1%
(Cost $174,097,612)		204,695,034
Other Assets & Liabilities, Net — (18.1)%		(31,345,107)
NET ASSETS — 100.0%		$173,349,927

†	Non-income producing security.
††	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(a)	This security or a partial position of this security is on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $30,691,548 (Note 6).
(b)	Real Estate Investment Trust.
(c)	Rate shown is the 7-day effective yield as of December 31, 2013.
(d)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $31,331,157.  Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $15,147 (Note 6).

ADR — American Depositary Receipt
Ltd. — Limited
PLC— Public Limited Company

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments	December 31, 2013

Shares		Value

COMMON STOCK — 98.5%
Consumer Discretionary — 18.9%
60	AFC Enterprises, Inc.†	$2,310
380	American Public Education, Inc.†	16,519
300	America's Car-Mart, Inc.†(a)	12,669
2,300	ANN, Inc.†	84,088
130	Arctic Cat, Inc.	7,407
9,681	Asbury Automotive Group, Inc.†	520,257
230	Ascent Capital Group, Inc., Class A†	19,679
1,150	Bloomin' Brands, Inc.†(a)	27,612
340	Blue Nile, Inc.†	16,011
600	Bright Horizons Family Solutions, Inc.†(a)	22,044
2,010	Brown Shoe Co., Inc.(a)	56,561
3,127	Brunswick Corp.	144,030
320	Capella Education Co.(a)	21,261
340	Carrols Restaurant Group, Inc.†(a)	2,247
150	Cavco Industries, Inc.†(a)	10,305
854	CEC Entertainment, Inc.(a)	37,815
346	Cheesecake Factory, Inc. (The)(a)	16,701
160	Children's Place Retail Stores, Inc. (The)†(a)	9,115
640	Christopher & Banks Corp.†	5,466
424	Cooper Tire & Rubber Co.	10,193
4	Cracker Barrel Old Country Store, Inc.(a)	440
1,197	Dana Holding Corp.	23,485
6,210	Deckers Outdoor Corp.†(a)	524,497
7,630	Denny's Corp.†(a)	54,860
612	Domino's Pizza, Inc.	42,626
3,131	Dorman Products, Inc.†(a)	175,555
2,130	Entravision Communications Corp., Class A	12,972
14,801	Express, Inc.†(a)	276,335
1,490	Finish Line, Inc. (The), Class A(a)	41,973
290	Francesca's Holdings Corp.†(a)	5,339
544	Genesco, Inc.†	39,745
1,527	G-III Apparel Group, Ltd.†(a)	112,677
990	Global Sources, Ltd.†	8,049
904	Grand Canyon Education, Inc.†(a)	39,414
1,130	Gray Television, Inc.†(a)	16,814
4,724	Group 1 Automotive, Inc.(a)	335,498
350	Haverty Furniture Cos., Inc.(a)	10,955
280	Hibbett Sports, Inc.†(a)	18,819
2,450	Hillenbrand, Inc.	72,079
100	HSN, Inc.	6,230
1,100	Iconix Brand Group, Inc.†(a)	43,670
20	iRobot Corp.†(a)	695
1,730	Jack in the Box, Inc.†	86,535
110	KB Home(a)	2,011
1,084	Kirkland's, Inc.†(a)	25,658
19,740	Krispy Kreme Doughnuts, Inc.†(a)	380,785
2,220	La-Z-Boy, Inc., Class Z(a)	68,820
2,849	Libbey, Inc.†(a)	59,829
367	Lithia Motors, Inc., Class A	25,477
924	Loral Space & Communications, Inc.†	74,826
546	Lumber Liquidators Holdings, Inc.†(a)	56,178
810	Matthews International Corp., Class A(a)	34,514
3,771	MDC Partners, Inc., Class A	96,198
2,670	Meritage Homes Corp.†	128,133
130	Monarch Casino & Resort, Inc.†	2,610
1,073	Morgans Hotel Group Co.†	8,723
584	Multimedia Games Holding Co., Inc.†(a)	18,314
1,010	National CineMedia, Inc.(a)	20,160
3,150	New York & Co., Inc.†	13,765
240	Nexstar Broadcasting Group, Inc., Class A(a)	13,375

Shares		Value
Consumer Discretionary (continued)
660	Nutrisystem, Inc.	$10,850
1,590	Office Depot, Inc.†	8,411
1,386	Papa John's International, Inc.(a)	62,924
560	Penske Automotive Group, Inc.(a)	26,410
14,445	Pier 1 Imports, Inc.(a)	333,391
1,384	Pinnacle Entertainment, Inc.†(a)	35,970
390	Pool Corp.(a)	22,675
5,716	Red Robin Gourmet Burgers, Inc.†	420,355
510	RG Barry Corp.	9,843
2,613	Ruth's Hospitality Group, Inc.	37,131
6,904	Scientific Games Corp., Class A†	116,885
240	Select Comfort Corp.†(a)	5,062
966	Six Flags Entertainment Corp.	35,568
2,199	Smith & Wesson Holding Corp.†(a)	29,664
20,100	Sonic Corp.†(a)	405,819
1,424	Sotheby's(a)	75,757
1,080	Stein Mart, Inc.(a)	14,526
9,181	Steven Madden, Ltd.†(a)	335,933
1,840	Tenneco, Inc.†(a)	104,089
912	Tower International, Inc.†	19,517
759	Town Sports International Holdings, Inc.	11,203
290	Tumi Holdings, Inc.†	6,539
734	Valassis Communications, Inc.(a)	25,139
420	Vitamin Shoppe, Inc.†(a)	21,844
120	Weyco Group, Inc.(a)	3,532
1,140	Winnebago Industries, Inc.†(a)	31,293
3,000	Wolverine World Wide, Inc.(a)	101,880
330	Zumiez, Inc.†(a)	8,580
		6,341,718
Consumer Staples — 5.1%
4,000	Annie's, Inc.†(a)	172,160
904	B&G Foods, Inc., Class A(a)	30,655
136	Boston Beer Co., Inc. (The), Class A†	32,883
3,590	Boulder Brands, Inc.†(a)	56,937
354	Cal-Maine Foods, Inc.	21,321
1,679	Central Garden and Pet Co., Class A†(a)	11,333
1,479	Coca-Cola Bottling Co. Consolidated(a)	108,248
304	Craft Brew Alliance, Inc.†(a)	4,992
2,610	Darling International, Inc.†	54,497
424	Elizabeth Arden, Inc.†(a)	15,031
1,520	Farmer Bros Co.†(a)	35,355
434	Hain Celestial Group, Inc. (The)†	39,398
160	Harris Teeter Supermarkets, Inc.	7,896
7,170	Inter Parfums, Inc.(a)	256,757
230	J&J Snack Foods Corp.(a)	20,376
267	Lancaster Colony Corp.	23,536
1,060	Medifast, Inc.†(a)	27,698
20	Oil-Dri Corp. of America(a)	757
540	Omega Protein Corp.†(a)	6,637
612	Pantry, Inc. (The)†(a)	10,270
3,100	Pilgrim's Pride Corp.†(a)	50,375
270	Post Holdings, Inc.†(a)	13,303
80	PriceSmart, Inc.(a)	9,243
1,080	Revlon, Inc., Class A†	26,957
17,727	Rite Aid Corp.†	89,699
504	Sanderson Farms, Inc.	36,454
1,534	Spectrum Brands Holdings, Inc.	108,224
470	Susser Holdings Corp.†	30,780
5,330	TreeHouse Foods, Inc.†(a)	367,344
384	United Natural Foods, Inc.†(a)	28,950
689	Vector Group, Ltd.(a)	11,279
130	WD-40 Co.(a)	9,708
		1,719,053
Energy — 4.5%
40	Adams Resources & Energy, Inc.	2,740

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments	December 31, 2013

Shares		Value
Energy (continued)
480	Bonanza Creek Energy, Inc.†	$20,866
2,678	BPZ Resources, Inc.†(a)	4,874
1,190	Delek US Holdings, Inc.	40,948
3,190	Forest Oil Corp.†(a)	11,516
470	Geospace Technologies Corp.†(a)	44,570
660	Global Geophysical Services, Inc.†	1,063
5,140	Gulfport Energy Corp.†	324,591
2,689	Kodiak Oil & Gas Corp.†	30,144
848	LinnCo LLC(a)	26,139
14,560	Matador Resources Co.†(a)	271,398
294	Oasis Petroleum, Inc.†	13,809
21,170	Pacific Drilling†	242,608
5,820	PDC Energy, Inc.†(a)	309,740
2,730	PetroQuest Energy, Inc.†(a)	11,794
4,250	Rentech, Inc.†(a)	7,437
50	REX American Resources Corp.†(a)	2,236
150	RigNet, Inc.†(a)	7,189
590	SemGroup Corp., Class A(a)	38,486
424	Targa Resources Corp.	37,384
8,520	Vaalco Energy, Inc.†(a)	58,703
		1,508,235
Financials — 10.8%
350	Argo Group International Holdings, Ltd.	16,272
7,480	Bank of the Ozarks, Inc.(a)	423,293
3,160	Crawford & Co., Class B	29,198
133	Credit Acceptance Corp.†(a)	17,256
1,214	DFC Global Corp.†(a)	13,900
390	Eastern Insurance Holdings, Inc.	9,551
1,510	eHealth, Inc.†(a)	70,200
844	Encore Capital Group, Inc.†(a)	42,420
510	Enterprise Financial Services Corp.(a)	10,414
5,246	FelCor Lodging Trust, Inc.(a) (b)	42,807
90	GAMCO Investors, Inc., Class A(a)	7,827
50	Greenhill & Co., Inc.(a)	2,897
2,144	Greenlight Capital Re, Ltd., Class A†	72,274
230	Hallmark Financial Services, Inc.†	2,044
610	HFF, Inc., Class A†	16,379
12,925	Hilltop Holdings, Inc.†	298,955
6,290	Home BancShares, Inc.(a)	234,931
6,890	Iberiabank Corp.(a)	433,037
830	INTL FCStone, Inc.†(a)	15,388
5,541	MarketAxess Holdings, Inc.(a)	370,527
692	Portfolio Recovery Associates, Inc.†	36,565
2,570	Potlatch Corp.(b)	107,272
22,310	PrivateBancorp, Inc., Class A(a)	645,428
100	PS Business Parks, Inc.(b)	7,642
170	Pzena Investment Management, Inc., Class A	1,999
640	Regional Management Corp.†	21,715
610	State Auto Financial Corp.(a)	12,956
1,437	Strategic Hotels & Resorts, Inc.† (b)	13,580
2,330	SVB Financial Group†(a)	244,324
6,340	Texas Capital Bancshares, Inc.†(a)	394,348
80	United Fire Group, Inc.(a)	2,293
800	Universal Insurance Holdings, Inc.(a)	11,584
330	WisdomTree Investments, Inc.†(a)	5,844
		3,635,120
Health Care — 17.6%
3,063	Accuray, Inc.†(a)	26,679
90	Addus HomeCare Corp.†	2,021
410	Aegerion Pharmaceuticals, Inc.†(a)	29,093
8,440	Air Methods Corp.†(a)	492,305
21,314	Akorn, Inc.†(a)	524,964
1,504	Align Technology, Inc.†	85,953
660	Alliance HealthCare Services, Inc.†	16,329

Shares		Value
Health Care (continued)
654	Alnylam Pharmaceuticals, Inc.†	$42,072
1,110	AMAG Pharmaceuticals, Inc.†	26,940
920	AMN Healthcare Services, Inc.†(a)	13,524
784	Amsurg Corp., Class A†	36,001
474	Anacor Pharmaceuticals, Inc.†(a)	7,954
710	Analogic Corp.(a)	62,878
600	Anika Therapeutics, Inc.†	22,896
430	Array BioPharma, Inc.†(a)	2,154
176	ArthroCare Corp.†	7,082
249	athenahealth, Inc.†(a)	33,491
620	Auxilium Pharmaceuticals, Inc.†	12,859
840	Cadence Pharmaceuticals, Inc.†(a)	7,602
1,884	Cambrex Corp.†	33,592
7,780	Cantel Medical Corp.(a)	263,820
260	Celldex Therapeutics, Inc.†(a)	6,295
8,600	Centene Corp.†	506,970
638	Cepheid, Inc.†(a)	29,807
344	Corvel Corp.†(a)	16,065
734	CryoLife, Inc.(a)	8,140
674	Cyberonics, Inc.†	44,154
1,490	DexCom, Inc.†	52,761
4,013	Dyax Corp.†(a)	30,218
4,398	Dynavax Technologies Corp.†(a)	8,620
1,872	Emergent Biosolutions, Inc.†(a)	43,037
450	Endologix, Inc.†(a)	7,848
930	ExamWorks Group, Inc.†	27,779
120	Furiex Pharmaceuticals, Inc.†(a)	5,041
350	Genomic Health, Inc.†(a)	10,244
2,510	Gentiva Health Services, Inc.†(a)	31,149
2,300	Haemonetics Corp.†(a)	96,899
1,930	Halozyme Therapeutics, Inc.†(a)	28,931
480	Hanger, Inc.†	18,883
3,014	HealthSouth Corp.	100,427
800	HealthStream, Inc.†(a)	26,216
400	Hi-Tech Pharmacal Co., Inc.†(a)	17,356
1,106	HMS Holdings Corp.†	25,139
7,960	ICON PLC†	321,664
1,060	ImmunoGen, Inc.†(a)	15,550
450	Insys Therapeutics, Inc.†	17,419
290	Integra LifeSciences Holdings Corp.†	13,836
230	Intercept Pharmaceuticals, Inc.†	15,704
40	InterMune, Inc.†(a)	589
290	IPC The Hospitalist Co., Inc.†(a)	17,223
1,450	Isis Pharmaceuticals, Inc.†(a)	57,768
800	Landauer, Inc.(a)	42,088
3,748	Lannett Co., Inc.†(a)	124,059
5,869	Lexicon Pharmaceuticals, Inc.†	10,564
520	Ligand Pharmaceuticals, Inc., Class B†(a)	27,352
130	Magellan Health Services, Inc.†	7,788
2,064	MedAssets, Inc.†	40,929
1,870	Medical Action Industries, Inc.†	16,007
7,580	Medidata Solutions, Inc.†(a)	459,121
3,810	Merge Healthcare, Inc.†(a)	8,839
2,034	Merrimack Pharmaceuticals, Inc.†(a)	10,862
420	Molina Healthcare, Inc.†(a)	14,595
1,210	Momenta Pharmaceuticals, Inc.†	21,393
320	MWI Veterinary Supply, Inc.†	54,589
2,534	Natus Medical, Inc.†(a)	57,015
734	Nektar Therapeutics†	8,331
4,995	Neogen Corp.†(a)	228,271
1,050	NPS Pharmaceuticals, Inc.†(a)	31,878
411	Omnicell, Inc.†(a)	10,493
80	Orexigen Therapeutics, Inc.†(a)	450
644	Owens & Minor, Inc.(a)	23,545
9,134	PAREXEL International Corp.†(a)	412,674
3,858	PDL BioPharma, Inc.(a)	32,562

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments	December 31, 2013

Shares		Value
Health Care (continued)
2,594	Pozen, Inc.	$20,856
11,954	Prestige Brands Holdings, Inc.†(a)	427,953
610	Providence Service Corp. (The)†(a)	15,689
150	Puma Biotechnology, Inc.†	15,530
1,260	Repligen Corp.†(a)	17,186
504	Santarus, Inc.†	16,108
2,393	Sciclone Pharmaceuticals, Inc.†	12,061
1,105	Select Medical Holdings Corp.(a)	12,829
2,150	Staar Surgical Co.†(a)	34,808
1,134	STERIS Corp.	54,489
1,700	Sucampo Pharmaceuticals, Inc., Class A†	15,980
2,709	Sunesis Pharmaceuticals, Inc.†(a)	12,841
164	Synageva BioPharma Corp.†(a)	10,614
475	Team Health Holdings, Inc.†	21,636
280	Thoratec Corp.†	10,248
748	Threshold Pharmaceuticals, Inc.†(a)	3,493
430	Triple-S Management Corp., Class B†	8,359
280	U.S. Physical Therapy, Inc.(a)	9,873
820	Vascular Solutions, Inc.†(a)	18,983
1,190	ViroPharma, Inc.†	59,321
36	WellCare Health Plans, Inc.†	2,535
2,448	West Pharmaceutical Services, Inc.	120,099
		5,916,837
Industrials — 16.6%
360	Accuride Corp.†(a)	1,343
1,239	Aceto Corp.(a)	30,987
454	Acuity Brands, Inc.(a)	49,631
8,870	Advisory Board Co. (The)†(a)	564,753
83	Alaska Air Group, Inc.(a)	6,090
10	Allegiant Travel Co., Class A	1,054
290	Altra Industrial Motion Corp.(a)	9,924
280	American Woodmark Corp.†(a)	11,068
420	ARC Document Solutions, Inc.†	3,452
530	Argan, Inc.	14,607
942	Avis Budget Group, Inc.†(a)	38,076
250	AZZ, Inc.(a)	12,215
44	Barrett Business Services, Inc.	4,081
7,430	Beacon Roofing Supply, Inc.†(a)	299,281
3,064	Blount International, Inc.†	44,336
4,194	Brink's Co. (The)	143,183
5,204	Builders FirstSource, Inc.†	37,157
3,550	Chart Industries, Inc.†(a)	339,522
180	CLARCOR, Inc.(a)	11,583
1,166	Coleman Cable, Inc.	30,573
1,110	Commercial Vehicle Group, Inc.†(a)	8,070
624	Corporate Executive Board Co. (The)	48,316
470	Cubic Corp.	24,750
1,350	Douglas Dynamics, Inc.(a)	22,707
770	Dycom Industries, Inc.†(a)	21,398
9,170	EnerSys, Inc.(a)	642,725
90	EnPro Industries, Inc.†(a)	5,188
244	Exponent, Inc.(a)	18,895
5,309	Federal Signal Corp.†	77,777
1,779	Flow International Corp.†	7,187
660	Franklin Covey Co.†(a)	13,121
4,270	Furmanite Corp.†	45,347
2,430	Generac Holdings, Inc.(a)	137,635
480	General Cable Corp.	14,117
638	Gorman-Rupp Co. (The)(a)	21,312
1,114	H&E Equipment Services, Inc.†	33,008
3,294	Hawaiian Holdings, Inc.†(a)	31,721
20,330	Healthcare Services Group, Inc.(a)	576,762
710	Heartland Express, Inc.(a)	13,930
1,446	HEICO Corp.(a)	83,796
1,830	Herman Miller, Inc.(a)	54,022
1,364	Hexcel Corp.†(a)	60,957

Shares		Value
Industrials (continued)
380	Hyster-Yale Materials Handling, Inc.	$35,401
188	Insperity, Inc.(a)	6,792
1,600	Interface, Inc., Class A(a)	35,136
864	John Bean Technologies Corp.	25,341
1,105	Kforce, Inc.(a)	22,608
1,144	Knight Transportation, Inc.(a)	20,981
3,050	Knoll, Inc.(a)	55,845
1,334	MasTec, Inc.†(a)	43,649
2,100	Matson, Inc.	54,831
3,120	Meritor, Inc.†(a)	32,542
145	Middleby Corp.†(a)	34,796
700	Mine Safety Appliances Co.(a)	35,847
1,060	Mistras Group, Inc.†(a)	22,133
200	Moog, Inc., Class A†	13,588
1,194	Mueller Industries, Inc.	75,234
6,409	Mueller Water Products, Inc., Class A	60,052
290	Multi-Color Corp.(a)	10,945
940	Nortek, Inc.†	70,124
240	On Assignment, Inc.†	8,381
930	Pacer International, Inc.†	7,682
1,480	Park-Ohio Holdings Corp.†(a)	77,552
580	Patrick Industries, Inc.†	16,779
1,550	PGT, Inc.†(a)	15,686
350	Pike Corp.†	3,700
802	Primoris Services Corp.	24,966
2,373	Quality Distribution, Inc.†(a)	30,445
199	RBC Bearings, Inc.†(a)	14,079
2,683	Republic Airways Holdings, Inc.†	28,681
1,850	Rexnord Corp.†	49,968
410	SP Plus Corp.†(a)	10,676
770	Spirit Airlines, Inc.†	34,966
200	Standex International Corp.(a)	12,576
3,110	Steelcase, Inc., Class A(a)	49,325
1,789	Swift Transportation Co., Class A†(a)	39,734
2,129	Taser International, Inc.†	33,809
570	Teledyne Technologies, Inc.†	52,360
1,227	Tennant Co.(a)	83,203
60	Trex Co., Inc.†(a)	4,772
1,143	Trimas Corp.†(a)	45,594
2,790	Triumph Group, Inc.(a)	212,235
210	TrueBlue, Inc.†	5,414
2,444	USG Corp.†(a)	69,361
4,400	UTi Worldwide, Inc.(a)	77,264
200	Watts Water Technologies, Inc., Class A(a)	12,374
320	Werner Enterprises, Inc.(a)	7,914
9,930	Wesco Aircraft Holdings, Inc.†	217,665
374	Woodward, Inc.(a)	17,058
2,080	Xerium Technologies, Inc.†(a)	34,299
		5,570,020
Information Technology — 23.0%
934	ACI Worldwide, Inc.†(a)	60,710
1,320	ADTRAN, Inc.(a)	35,653
689	Advent Software, Inc.	24,108
740	Ambarella, Inc.†(a)	25,108
450	Anaren, Inc.†(a)	12,596
1,073	Anixter International, Inc.	96,398
26,401	Applied Micro Circuits Corp.†(a)	353,245
18,574	Aruba Networks, Inc.†(a)	332,475
530	Aspen Technology, Inc.†	22,154
680	Badger Meter, Inc.	37,060
1,684	Belden, Inc.	118,638
850	Blackbaud, Inc.(a)	32,002
1,664	Blucora, Inc.†(a)	48,522
2,070	Brightcove, Inc.†	29,270
750	BroadSoft, Inc.†	20,505

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments	December 31, 2013

Shares		Value
Information Technology (continued)
70	Cabot Microelectronics Corp.†	$3,199
130	CACI International, Inc., Class A†(a)	9,519
3,296	Callidus Software, Inc.†(a)	45,254
1,766	Cardtronics, Inc.†	76,733
693	Cass Information Systems, Inc.(a)	46,673
1,514	Cavium, Inc.†(a)	52,248
12,450	Ceva, Inc.†(a)	189,489
300	ChannelAdvisor Corp.†	12,513
2,744	Ciena Corp.†(a)	65,664
633	CommVault Systems, Inc.†(a)	47,399
650	Computer Task Group, Inc.(a)	12,285
2,120	Comverse, Inc.†	82,256
1,140	Constant Contact, Inc.†	35,420
380	Cornerstone OnDemand, Inc.†(a)	20,269
70	CoStar Group, Inc.†	12,921
410	Cray, Inc.†(a)	11,259
1,267	CSG Systems International, Inc.(a)	37,250
670	Cypress Semiconductor Corp.	7,035
30	Demandware, Inc.†	1,924
2,420	Diodes, Inc.†(a)	57,015
1,320	DTS, Inc.†(a)	31,653
890	eGain Corp.†	9,114
12,344	Ellie Mae, Inc.†(a)	331,683
6,860	Envestnet, Inc.†	276,458
810	Euronet Worldwide, Inc.†(a)	38,758
1,108	Fair Isaac Corp.(a)	69,627
29	FEI Co.	2,592
530	FleetMatics Group PLC†(a)	22,923
1,744	Global Cash Access Holdings, Inc.†	17,423
749	Hackett Group, Inc. (The)	4,651
983	Heartland Payment Systems, Inc.(a)	48,993
151	Hittite Microwave Corp.†(a)	9,321
3,170	iGATE Corp.†(a)	127,307
1,564	Immersion Corp.†(a)	16,234
6,890	Imperva, Inc.†	331,616
12,084	Inphi Corp.†	155,884
494	InterDigital, Inc.(a)	14,568
17,110	InvenSense, Inc., Class A†(a)	355,546
283	j2 Global, Inc.(a)	14,153
510	Lionbridge Technologies, Inc.†(a)	3,040
540	Littelfuse, Inc.(a)	50,182
1,090	LogMeIn, Inc.†(a)	36,569
735	Manhattan Associates, Inc.†	86,348
17,433	MAXIMUS, Inc.	766,878
1,364	MaxLinear, Inc., Class A†	14,227
2,460	Maxwell Technologies, Inc.†(a)	19,114
1,259	Mentor Graphics Corp.(a)	30,304
320	Methode Electronics, Inc.	10,941
153	Microsemi Corp.†	3,817
2,164	MoneyGram International, Inc.†(a)	44,968
1,070	MTS Systems Corp.(a)	76,237
182	NETGEAR, Inc.†(a)	5,995
675	Netscout Systems, Inc.†(a)	19,973
4,115	OpenTable, Inc.†(a)	326,607
324	OSI Systems, Inc.†	17,208
900	PC-Tel, Inc.†	8,613
80	PDF Solutions, Inc.†(a)	2,050
1,240	Perficient, Inc.†(a)	29,041
909	Plexus Corp.†(a)	39,351
2,268	PLX Technology, Inc.†(a)	14,923
3,640	PMC - Sierra, Inc.†(a)	23,405
600	Power Integrations, Inc.(a)	33,492
11,308	Procera Networks, Inc.†(a)	169,846
4,150	PTC, Inc.†	146,869
9,150	Qlik Technologies, Inc.†	243,665
340	Qualys, Inc.†(a)	7,857

Shares		Value
Information Technology (continued)
3,239	Rambus, Inc.†(a)	$30,673
110	Responsys, Inc.†(a)	3,015
6,607	RF Micro Devices, Inc.†(a)	34,092
540	Rofin-Sinar Technologies, Inc.†(a)	14,591
310	Rogers Corp.†(a)	19,065
720	ScanSource, Inc.†	30,550
2,644	ShoreTel, Inc.†	24,536
320	Shutterstock, Inc.†(a)	26,762
530	Silicon Graphics International Corp.†(a)	7,107
4,978	Silicon Image, Inc.†(a)	30,615
4,288	Sonus Networks, Inc.†(a)	13,507
5,090	SPS Commerce, Inc.†	332,377
540	SS&C Technologies Holdings, Inc.†	23,900
80	Stamps.com, Inc.†	3,368
3,218	SunEdison, Inc.†(a)	41,995
800	SunPower Corp., Class A†(a)	23,848
500	Super Micro Computer, Inc.†	8,580
1,638	support.com, Inc.†(a)	6,208
704	Synaptics, Inc.†(a)	36,474
10,640	Synchronoss Technologies, Inc.†(a)	330,585
149	Syntel, Inc.†(a)	13,551
2,229	Take-Two Interactive Software, Inc.†(a)	38,718
940	Tangoe, Inc.†(a)	16,929
1,403	TeleTech Holdings, Inc.†(a)	33,588
320	Tyler Technologies, Inc.†	32,682
342	Ultimate Software Group, Inc.†(a)	52,401
1,230	Unisys Corp.†(a)	41,291
270	Universal Display Corp.†(a)	9,277
660	ValueClick, Inc.†(a)	15,424
384	Verint Systems, Inc.†	16,489
450	Virtusa Corp.†(a)	17,140
1,380	Vocus, Inc.†(a)	15,718
2,264	Web.com Group, Inc.†(a)	71,972
1,000	WebMD Health Corp., Class A†	39,500
629	WEX, Inc.†	62,290
758	XO Group, Inc.†	11,264
2,498	Zix Corp.†	11,391
		7,726,266
Materials — 1.4%
1,350	Berry Plastics Group, Inc.†(a)	32,117
200	Boise Cascade Co.†	5,896
260	Calgon Carbon Corp.†	5,348
404	Chemtura Corp.†(a)	11,280
1,104	Clearwater Paper Corp.†	57,960
1,170	Globe Specialty Metals, Inc.(a)	21,072
7,280	Graphic Packaging Holding Co.†	69,888
1,659	Handy & Harman, Ltd.†	40,164
1,224	HB Fuller Co.(a)	63,697
50	Innospec, Inc.(a)	2,311
660	KapStone Paper and Packaging Corp.†(a)	36,867
30	Koppers Holdings, Inc.	1,372
560	Louisiana-Pacific Corp.†(a)	10,366
774	Neenah Paper, Inc.(a)	33,104
484	Olin Corp.(a)	13,963
200	OM Group, Inc.†(a)	7,282
1,524	OMNOVA Solutions, Inc.†	13,884
739	PolyOne Corp.	26,124
1,470	Zep, Inc.(a)	26,695
		479,390
Telecommunication Services — 0.6%
20	Atlantic Tele-Network, Inc.	1,132
9,998	Cincinnati Bell, Inc.†	35,593
2,070	Consolidated Communications Holdings, Inc.(a)	40,634

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments	December 31, 2013

Shares		Value
Telecommunication Services (continued)
2,402	General Communication, Inc., Class A†(a)	$26,782
1,560	Inteliquent, Inc.(a)	17,815
838	Lumos Networks Corp.(a)	17,598
1,180	NTELOS Holdings Corp.(a)	23,871
2,023	PTGi Holding, Inc.(a)	5,685
430	Shenandoah Telecommunications Co.	11,038
		180,148
Total Common Stock
(Cost $26,178,933)		33,076,787

SHORT-TERM INVESTMENTS (c) — 50.3%
315,984	Northern Trust Institutional Government Select Portfolio, 0.010%	315,984
16,590,911	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(d)	16,590,911

Total Short-Term Investments
(Cost $16,906,895)		16,906,895

Number of Rights
RIGHT — 0.0%
180	Trius Contingent Value	360

Total Right (Cost $–)		360
Total Investments — 148.8%
(Cost $43,085,828)		49,984,042
Other Assets & Liabilities, Net — (48.8)%		(16,389,140)
NET ASSETS — 100.0%		$33,594,902

†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $16,208,525 (Note 6).
(b)	Real Estate Investment Trust.
(c)	Rate shown is the 7-day effective yield as of December 31, 2013.
(d)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $16,590,911.  Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $32,398 (Note 6).

LLC— Limited Liability Company
Ltd. — Limited
PLC— Public Limited Company

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments	December 31, 2013

Shares		Value

COMMON STOCK — 97.3%
Consumer Discretionary — 10.0%
1,318	American Axle & Manufacturing Holdings, Inc.†(a)	$26,953
484	America's Car-Mart, Inc.†(a)	20,439
570	ANN, Inc.†	20,839
1,494	Asbury Automotive Group, Inc.†	80,288
580	Ascent Capital Group, Inc., Class A†	49,625
2,688	Bassett Furniture Industries, Inc.	41,073
7,482	Bob Evans Farms, Inc.(a)	378,514
1,139	Bon-Ton Stores, Inc. (The)(a)	18,543
700	Brunswick Corp.	32,242
510	Children's Place Retail Stores, Inc. (The)†(a)	29,055
770	Citi Trends, Inc.†(a)	13,090
250	Core-Mark Holding Co., Inc.(a)	18,982
305	Cracker Barrel Old Country Store, Inc.(a)	33,571
4,458	Dana Holding Corp.(a)	87,466
8,160	Denny's Corp.†(a)	58,671
200	DineEquity, Inc.	16,710
830	Federal-Mogul Corp.†	16,334
1,759	Flexsteel Industries, Inc.(a)	54,054
1,316	FTD , Inc.†(a)	42,875
680	Gray Television, Inc.†	10,118
584	Group 1 Automotive, Inc.(a)	41,476
4,760	Harman International Industries, Inc.	389,606
5,353	Harte-Hanks, Inc.(a)	41,861
23,741	Hooker Furniture Corp.	396,000
1,924	Iconix Brand Group, Inc.†(a)	76,383
2,900	Isle of Capri Casinos, Inc.†(a)	26,100
710	Jack in the Box, Inc.†	35,514
2,374	JAKKS Pacific, Inc.	15,977
530	Johnson Outdoors, Inc., Class A(a)	14,284
1,480	Jones Group, Inc. (The)(a)	22,141
9,123	Journal Communications, Inc., Class A†(a)	84,935
1,960	La-Z-Boy, Inc., Class Z(a)	60,760
2,428	LeapFrog Enterprises, Inc., Class A†(a)	19,278
2,654	Libbey, Inc.†(a)	55,734
1,554	Lifetime Brands, Inc.	24,444
379	Lithia Motors, Inc., Class A	26,310
2,363	Live Nation Entertainment, Inc.†	46,693
3,632	Marcus Corp.(a)	48,814
804	Marriott Vacations Worldwide Corp.†	42,419
650	Matthews International Corp., Class A(a)	27,697
6,696	MDC Partners, Inc., Class A	170,815
540	Meritage Homes Corp.†	25,915
7,580	Morgans Hotel Group Co.†	61,626
2,290	National CineMedia, Inc.(a)	45,708
4,961	New York Times Co. (The), Class A(a)	78,731
5,920	Orient-Express Hotels, Ltd., Class A†	89,451
1,199	Penske Automotive Group, Inc.(a)	56,545
750	Perry Ellis International, Inc.†(a)	11,842
2,153	Pinnacle Entertainment, Inc.†(a)	55,957
6,096	Reading International, Inc., Class A†(a)	45,659
869	Red Robin Gourmet Burgers, Inc.†	63,906
2,873	Regis Corp.(a)	41,687
754	Rent-A-Center, Inc., Class A(a)	25,138
610	Ruby Tuesday, Inc.†(a)	4,227
2,525	Scholastic Corp.	85,875
8,247	Scientific Games Corp., Class A†(a)	139,622
1,429	Shiloh Industries, Inc.†(a)	27,866
1,104	Skechers U.S.A., Inc., Class A†(a)	36,576
2,138	Sonic Automotive, Inc., Class A	52,338
510	Sotheby's	27,132

Shares		Value
Consumer Discretionary (continued)
2,705	Spartan Motors, Inc.(a)	$18,124
371	Tenneco, Inc.†(a)	20,987
740	Tower International, Inc.†	15,836
568	Unifi, Inc.†	15,472
1,094	Valassis Communications, Inc.(a)	37,470
1,640	Wolverine World Wide, Inc.(a)	55,694
		3,856,067
Consumer Staples — 7.7%
2,120	Alliance One International, Inc.†	6,466
444	Andersons, Inc. (The)(a)	39,591
1,620	Boulder Brands, Inc.†(a)	25,693
110	Casey's General Stores, Inc.	7,727
2,323	Chiquita Brands International, Inc.†(a)	27,179
816	Coca-Cola Bottling Co. Consolidated	59,723
33,700	Cott Corp.(a)	271,622
3,070	Darling International, Inc.†	64,102
21,700	Elizabeth Arden, Inc.†(a)	769,265
1,884	Fresh Del Monte Produce, Inc.(a)	53,317
5,455	Harbinger Group, Inc.†(a)	64,642
1,719	Ingles Markets, Inc., Class A(a)	46,585
9,930	Inter Parfums, Inc.(a)	355,594
1,169	John B. Sanfilippo & Son, Inc.(a)	28,851
3,231	Omega Protein Corp.†(a)	39,709
6,237	Pantry, Inc. (The)†(a)	104,657
2,270	Revlon, Inc., Class A†	56,659
17,010	Rite Aid Corp.†	86,071
661	Seneca Foods Corp., Class A†(a)	21,079
4,350	Spartan Stores, Inc.	105,618
1,090	Spectrum Brands Holdings, Inc.	76,899
588	Susser Holdings Corp.†	38,508
8,555	TreeHouse Foods, Inc.†(a)	589,611
844	Universal Corp.(a)	46,082
		2,985,250
Energy — 3.2%
7,680	Alpha Natural Resources, Inc.†(a)	54,835
1,590	Bristow Group, Inc.(a)	119,346
2,420	Callon Petroleum Co.†	15,803
7,910	Carrizo Oil & Gas, Inc.†(a)	354,131
270	Clayton Williams Energy, Inc.†(a)	22,127
1,374	Comstock Resources, Inc.(a)	25,131
840	Delek US Holdings, Inc.	28,904
980	Energy XXI Bermuda, Ltd.(a)	26,519
1,289	Exterran Holdings, Inc.†(a)	44,084
5,540	Forest Oil Corp.†(a)	19,999
8,920	Global Geophysical Services, Inc.†	14,361
857	Helix Energy Solutions Group, Inc.†	19,865
638	LinnCo LLC(a)	19,669
26,600	McDermott International, Inc.†(a)	243,656
260	PDC Energy, Inc.†(a)	13,837
5,600	PetroQuest Energy, Inc.†(a)	24,192
1,160	Stone Energy Corp.†(a)	40,124
11,970	Vaalco Energy, Inc.†(a)	82,473
3,300	Westmoreland Coal Co.†(a)	63,657
		1,232,713
Financials — 24.5%
1,680	Alexander & Baldwin, Inc.	70,107
1,199	American Capital Mortgage Investment Corp.(a) (b)	20,935
1,632	American Equity Investment Life Holding Co.(a)	43,052
734	Amerisafe, Inc.	31,004
1,639	Argo Group International Holdings, Ltd.	76,197
5,741	ARMOUR Residential, Inc.(a) (b)	23,021
14,700	Aspen Insurance Holdings, Ltd.(a)	607,257

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments	December 31, 2013

Shares		Value
Financials (continued)
15,870	Astoria Financial Corp.	$219,482
3,770	BancorpSouth, Inc.(a)	95,833
3,997	Bank Mutual Corp.(a)	28,019
980	Bank of the Ozarks, Inc.(a)	55,458
9,819	Boston Private Financial Holdings, Inc.(a)	123,916
1,500	Calamos Asset Management, Inc., Class A(a)	17,760
3,626	Capstead Mortgage Corp.(a) (b)	43,802
2,094	Cathay General Bancorp	55,973
10,078	Cedar Realty Trust, Inc.(a) (b)	63,088
2,145	Centerstate Banks, Inc.(a)	21,772
1,020	Central Pacific Financial Corp.	20,482
2,704	Chemical Financial Corp.(a)	85,636
274	City Holding Co.(a)	12,694
5,910	CNO Financial Group, Inc.	104,548
1,965	Community Bank System, Inc.(a)	77,971
12,940	Cowen Group, Inc., Class A†	50,595
2,940	CYS Investments, Inc.(a) (b)	21,785
7,360	DFC Global Corp.†(a)	84,272
2,416	DuPont Fabros Technology, Inc.(a) (b)	59,699
7,804	Dynex Capital, Inc.(a) (b)	62,432
1,413	Eagle Bancorp, Inc.†	43,280
1,884	Employers Holdings, Inc.	59,629
1,244	Enterprise Financial Services Corp.(a)	25,402
1,428	EPR Properties(a) (b)	70,201
3,606	Equity One, Inc.(a) (b)	80,919
3,409	EverBank Financial Corp.(a)	62,521
2,157	FBL Financial Group, Inc., Class A	96,612
1,180	Federal Agricultural Mortgage Corp., Class C(a)	40,415
6,270	FelCor Lodging Trust, Inc.(a) (b)	51,163
6,174	First American Financial Corp.	174,107
1,400	First Bancorp	23,268
15,240	First Busey Corp.	88,392
287	First Citizens BancShares, Inc., Class A	63,895
10,913	First Commonwealth Financial Corp.(a)	96,253
2,275	First Financial Bancorp(a)	39,653
1,413	First Financial Bankshares, Inc.	93,710
2,873	First Industrial Realty Trust, Inc.(b)	50,134
1,760	First Midwest Bancorp, Inc.(a)	30,853
338	First Potomac Realty Trust(b)	3,931
3,837	FirstMerit Corp.(a)	85,296
3,750	Flagstar Bancorp, Inc.†(a)	73,575
5,603	FNB Corp.	70,710
32,100	Forestar Group, Inc.†(a)	682,767
1,164	Fox Chase Bancorp, Inc.(a)	20,230
1,690	Franklin Financial Corp.†	33,428
2,089	Glacier Bancorp, Inc.(a)	62,231
2,678	Global Indemnity PLC, Class A†(a)	67,753
1,744	Greenlight Capital Re, Ltd., Class A†	58,790
2,258	Hanmi Financial Corp.(a)	49,428
864	Heartland Financial USA, Inc.	24,875
21,335	HomeStreet, Inc.	426,700
910	Horace Mann Educators Corp.	28,701
573	Infinity Property & Casualty Corp.	41,113
1,530	INTL FCStone, Inc.†(a)	28,366
822	Invesco Mortgage Capital, Inc.(b)	12,067
2,246	Investment Technology Group, Inc.†(a)	46,178
5,468	iStar Financial, Inc.† (b)	78,028
1,094	Lakeland Financial Corp.(a)	42,666
2,808	Maiden Holdings, Ltd.(a)	30,692
5,935	MB Financial, Inc.(a)	190,454
1,054	Mercantile Bank Corp.(a)	22,745
1,560	MFA Financial, Inc.(a) (b)	11,014
1,739	Montpelier Re Holdings, Ltd.(a)	50,605

Shares		Value
Financials (continued)
2,145	MVC Capital, Inc.	$28,957
13,644	National Penn Bancshares, Inc.(a)	154,587
244	National Western Life Insurance Co., Class A(a)	54,546
524	Navigators Group, Inc. (The)†	33,096
1,461	NBT Bancorp, Inc.(a)	37,840
1,286	Nelnet, Inc., Class A	54,192
7,006	NorthStar Realty Finance Corp.(a) (b)	94,231
2,412	Old National Bancorp(a)	37,072
910	OmniAmerican Bancorp, Inc.†(a)	19,456
1,014	One Liberty Properties, Inc.(a) (b)	20,412
1,141	Oppenheimer Holdings, Inc., Class A(a)	28,274
991	Oritani Financial Corp.	15,906
3,682	Pacific Continental Corp.	58,691
7,595	PacWest Bancorp(a)	320,661
2,404	PHH Corp.†(a)	58,537
655	Phoenix, Inc.†(a)	40,217
1,309	Pinnacle Financial Partners, Inc.(a)	42,582
944	Piper Jaffray Cos.†(a)	37,335
574	Platinum Underwriters Holdings, Ltd.	35,175
2,060	Potlatch Corp.(b)	85,984
1,199	Primerica, Inc.	51,449
11,432	PrivateBancorp, Inc., Class A(a)	330,728
2,704	Provident Financial Services, Inc.	52,241
2,093	RAIT Financial Trust(b)	18,774
1,517	Republic Bancorp, Inc., Class A(a)	37,227
576	RLI Corp.(a)	56,091
1,814	RLJ Lodging Trust(a) (b)	44,117
2,250	Rockville Financial, Inc.(a)	31,973
1,078	S&T Bancorp, Inc.(a)	27,284
3,828	Safeguard Scientifics, Inc.†(a)	76,905
959	Simmons First National Corp., Class A(a)	35,627
1,132	Southwest Bancorp, Inc.†(a)	18,021
1,130	State Auto Financial Corp.	24,001
1,599	Sterling Financial Corp.	54,494
2,158	Strategic Hotels & Resorts, Inc.† (b)	20,393
6,430	Susquehanna Bancshares, Inc.(a)	82,561
770	SVB Financial Group†(a)	80,742
2,473	SWS Group, Inc.†(a)	15,036
1,150	Territorial Bancorp, Inc.(a)	26,680
9,669	Texas Capital Bancshares, Inc.†(a)	601,412
1,154	Trico Bancshares(a)	32,739
4,124	TrustCo Bank Corp.	29,610
2,015	Union First Market Bankshares Corp.(a)	49,992
861	United Fire Group, Inc.(a)	24,676
1,509	Walter Investment Management Corp.†(a)	53,358
6,609	Webster Financial Corp.	206,069
21,688	Western Alliance Bancorp†(a)	517,476
		9,466,967
Health Care — 4.8%
680	Almost Family, Inc.†(a)	21,984
1,031	Amsurg Corp., Class A†	47,344
3,110	Analogic Corp.(a)	275,421
1,020	Auxilium Pharmaceuticals, Inc.†	21,155
271	Centene Corp.†	15,976
1,134	CONMED Corp.(a)	48,195
1,503	Emeritus Corp.†	32,510
6,260	Enzon Pharmaceuticals, Inc.	7,262
1,590	Gentiva Health Services, Inc.†	19,732
370	Haemonetics Corp.†	15,588
2,371	HealthSouth Corp.(a)	79,002
1,764	Kindred Healthcare, Inc.(a)	34,821
230	Landauer, Inc.	12,100
2,151	Magellan Health Services, Inc.†	128,866
1,310	MedAssets, Inc.†	25,977

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments	December 31, 2013

Shares		Value
Health Care (continued)
1,708	Molina Healthcare, Inc.†(a)	$59,353
534	National Healthcare Corp.	28,788
870	Nektar Therapeutics†	9,874
1,500	NuVasive, Inc.†	48,495
471	Owens & Minor, Inc.(a)	17,220
3,794	PDL BioPharma, Inc.(a)	32,021
3,098	PharMerica Corp.†(a)	66,607
7,255	RTI Surgical, Inc.†(a)	25,683
17,100	Sagent Pharmaceuticals, Inc.†(a)	433,998
6,899	Select Medical Holdings Corp.(a)	80,097
7,454	Triple-S Management Corp., Class B†	144,906
4,017	Universal American Corp.(a)	29,324
715	ViroPharma, Inc.†	35,643
714	WellCare Health Plans, Inc.†	50,280
		1,848,222
Industrials — 20.6%
1,204	AAR Corp.(a)	33,724
11,670	ACCO Brands Corp.†(a)	78,422
3,700	Accuride Corp.†(a)	13,801
3,650	Actuant Corp., Class A	133,736
5,540	Air Transport Services Group, Inc.†(a)	44,819
14,597	Albany International Corp., Class A	524,470
1,020	American Airlines Group, Inc.†(a)	25,755
1,194	Ampco-Pittsburgh Corp.(a)	23,223
4,530	ARC Document Solutions, Inc.†	37,236
1,644	Argan, Inc.	45,309
720	Arkansas Best Corp.(a)	24,250
1,574	Astronics Corp., Class B†	79,802
7,370	Astronics Corp.†(a)	375,870
670	Atlas Air Worldwide Holdings, Inc.†(a)	27,570
510	Avis Budget Group, Inc.†(a)	20,614
1,150	Barnes Group, Inc.	44,057
4,192	Blount International, Inc.†	60,658
1,345	Brady Corp., Class A	41,601
5,347	Briggs & Stratton Corp.(a)	116,351
4,370	Brink's Co. (The)	149,192
7,979	Casella Waste Systems, Inc., Class A†(a)	46,278
9,460	CBIZ, Inc.†(a)	86,275
2,158	Comfort Systems USA, Inc.	41,844
1,680	CRA International, Inc.†(a)	33,264
940	Cubic Corp.(a)	49,500
3,680	Curtiss-Wright Corp.(a)	229,006
1,190	Douglas Dynamics, Inc.(a)	20,016
900	Ducommun, Inc.†	26,829
532	EMCOR Group, Inc.(a)	22,578
1,520	Encore Wire Corp.(a)	82,384
3,225	EnerSys, Inc.	226,040
4,270	Esterline Technologies Corp.†	435,369
5,957	Federal Signal Corp.†	87,270
490	FreightCar America, Inc.(a)	13,044
2,879	FTI Consulting, Inc.†(a)	118,442
1,730	Generac Holdings, Inc.(a)	97,987
1,800	General Cable Corp.(a)	52,938
21,575	GP Strategies Corp.†	642,719
3,742	Great Lakes Dredge & Dock Corp.†(a)	34,426
230	Greenbrier Cos., Inc.†	7,553
43,817	Griffon Corp.(a)	578,823
6,678	Hawaiian Holdings, Inc.†(a)	64,309
387	HEICO Corp.(a)	22,427
744	Hyster-Yale Materials Handling, Inc.	69,311
234	International Shipholding Corp.	6,903
10,173	JetBlue Airways Corp.†(a)	86,979
1,373	Kelly Services, Inc., Class A(a)	34,243
2,670	Knoll, Inc.(a)	48,888
3,470	Lydall, Inc.†(a)	61,141

Shares		Value
Industrials (continued)
26,350	Marten Transport, Ltd.(a)	$532,006
1,013	MasTec, Inc.†(a)	33,145
640	Matson, Inc.	16,710
7,990	Meritor, Inc.†(a)	83,336
3,924	Miller Industries, Inc.(a)	73,104
1,720	Mistras Group, Inc.†(a)	35,914
1,043	Mueller Industries, Inc.	65,719
20	NACCO Industries, Inc., Class A	1,244
1,634	NN, Inc.	32,990
940	Nortek, Inc.†(a)	70,124
26,400	Orbital Sciences Corp.†	615,120
8,200	Orion Marine Group, Inc.†(a)	98,646
810	Patrick Industries, Inc.†	23,433
6,590	Quality Distribution, Inc.†(a)	84,550
2,692	Republic Airways Holdings, Inc.†	28,778
1,974	Rexnord Corp.†	53,318
883	Rush Enterprises, Inc., Class A†(a)	26,181
570	Sparton Corp.†	15,932
1,750	Steelcase, Inc., Class A	27,755
633	Sterling Construction Co., Inc.†(a)	7,425
1,031	TAL International Group, Inc.(a)	59,128
610	Teledyne Technologies, Inc.†	56,035
897	Tennant Co.	60,826
10,390	Trimas Corp.†	414,457
2,353	Tutor Perini Corp.†	61,884
580	United Stationers, Inc.(a)	26,616
694	USG Corp.†	19,696
4,310	UTi Worldwide, Inc.(a)	75,684
410	Viad Corp.	11,390
		7,938,392
Information Technology — 19.3%
2,654	Acxiom Corp.†(a)	98,145
210	Anixter International, Inc.	18,866
460	Badger Meter, Inc.	25,070
1,315	Belden, Inc.	92,642
1,850	Black Box Corp.	55,130
1,300	Brightcove, Inc.†	18,382
498	CACI International, Inc., Class A†(a)	36,464
630	Cardtronics, Inc.†	27,373
1,420	Ciena Corp.†(a)	33,980
9,205	Coherent, Inc.†(a)	684,760
190	Cohu, Inc.(a)	1,995
1,274	Comtech Telecommunications Corp.	40,156
1,390	Comverse, Inc.†	53,932
5,410	Convergys Corp.(a)	113,880
1,353	CTS Corp.	26,938
1,610	Cypress Semiconductor Corp.	16,905
800	Diodes, Inc.†(a)	18,848
1,770	DSP Group, Inc.†(a)	17,187
3,720	EarthLink Holdings Corp.	18,861
34,800	Entegris, Inc.†	403,680
7,820	Euronet Worldwide, Inc.†	374,187
1,630	Finisar Corp.†(a)	38,990
1,420	Global Cash Access Holdings, Inc.†	14,186
40,700	GSI Group, Inc.†(a)	457,468
2,470	iGATE Corp.†(a)	99,195
9,170	Imation Corp.†	42,916
2,462	Insight Enterprises, Inc.†	55,912
47,700	Integrated Device Technology, Inc.†(a)	486,063
24,212	International Rectifier Corp.†	631,207
1,690	IXYS Corp.(a)	21,919
80,500	Lattice Semiconductor Corp.†	443,555
7,010	Measurement Specialties, Inc.†(a)	425,437
11,945	Methode Electronics, Inc.	408,400
30,900	Microsemi Corp.†	770,955

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments	December 31, 2013

Shares		Value
Information Technology (continued)
8,295	MKS Instruments, Inc.(a)	$248,352
3,363	MoneyGram International, Inc.†(a)	69,883
11,080	Monster Worldwide, Inc.†	79,000
654	NETGEAR, Inc.†(a)	21,543
1,520	Newport Corp.†	27,466
2,416	OmniVision Technologies, Inc.†(a)	41,555
3,704	Photronics, Inc.†(a)	33,447
760	Plexus Corp.†(a)	32,900
21,770	PMC - Sierra, Inc.†(a)	139,981
5,196	RF Micro Devices, Inc.†(a)	26,811
2,745	Richardson Electronics, Ltd.(a)	31,183
1,594	Sanmina Corp.†(a)	26,620
2,536	ScanSource, Inc.†	107,603
3,570	Sigma Designs, Inc.†	16,851
2,843	Spansion, Inc., Class A†	39,489
1,534	SYNNEX Corp.†(a)	103,392
3,490	TriQuint Semiconductor, Inc.†(a)	29,107
3,138	TTM Technologies, Inc.†(a)	26,924
4,300	Unisys Corp.†(a)	144,351
940	United Online, Inc.	12,934
1,540	Vocus, Inc.†(a)	17,541
1,270	Web.com Group, Inc.†(a)	40,373
580	WebMD Health Corp., Class A†	22,910
9,656	Westell Technologies, Inc., Class A†(a)	39,107
		7,452,907
Materials — 5.5%
1,240	A Schulman, Inc.	43,723
380	Axiall Corp.	18,027
1,540	Berry Plastics Group, Inc.†(a)	36,637
15,345	Boise Cascade Co.†(a)	452,370
634	Clearwater Paper Corp.†	33,285
4,500	Deltic Timber Corp.(a)	305,730
3,610	Globe Specialty Metals, Inc.(a)	65,016
7,960	Graphic Packaging Holding Co.†	76,416
2,094	Handy & Harman, Ltd.†	50,696
433	HB Fuller Co.	22,533
874	Kraton Performance Polymers, Inc.†	20,146
984	Minerals Technologies, Inc.(a)	59,109
1,791	Myers Industries, Inc.(a)	37,826
14,509	Neenah Paper, Inc.(a)	620,550
1,460	Olin Corp.(a)	42,121
550	Olympic Steel, Inc.(a)	15,939
1,054	OM Group, Inc.†(a)	38,376
2,548	Resolute Forest Products, Inc.†	40,819
794	Sensient Technologies Corp.	38,525
1,600	SunCoke Energy, Inc.†	36,496
4,000	Wausau Paper Corp.(a)	50,720
1,820	Zep, Inc.(a)	33,051
		2,138,111
Telecommunication Services — 0.5%
19,180	Cincinnati Bell, Inc.†(a)	68,281
3,040	Consolidated Communications Holdings, Inc.(a)	59,675
1,200	General Communication, Inc., Class A†(a)	13,380
3,360	nTelos Holdings Corp.(a)	67,973
		209,309
Utilities — 1.2%
440	Avista Corp.(a)	12,404
914	Cleco Corp.	42,611
794	El Paso Electric Co.	27,877
680	Empire District Electric Co.(a)	15,429
594	IDACORP, Inc.(a)	30,793
272	MGE Energy, Inc.(a)	15,749

Shares		Value
Utilities (continued)
320	NorthWestern Corp.(a)	$13,862
2,609	Ormat Technologies, Inc.	70,991
504	Piedmont Natural Gas Co., Inc.(a)	16,712
1,104	PNM Resources, Inc.	26,628
1,639	Portland General Electric Co.(a)	49,498
774	Southwest Gas Corp.(a)	43,274
694	UIL Holdings Corp.(a)	26,893
474	UNS Energy Corp.(a)	28,369
644	WGL Holdings, Inc.	25,799
		446,889
Total Common Stock
(Cost $29,736,018)		37,574,827

SHORT-TERM INVESTMENTS (c) — 44.6%
859,533	Northern Trust Institutional Government Select Portfolio, 0.010%	859,534
16,372,417	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(d)	16,372,417

Total Short-Term Investments
(Cost $17,231,951)		17,231,951
Total Investments — 141.9%
(Cost $46,967,969)		54,806,778
Other Assets & Liabilities, Net — (41.9)%		(16,184,843)
NET ASSETS — 100.0%		$38,621,935

†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $15,946,858 (Note 6).
(b)	Real Estate Investment Trust.
(c)	Rate shown is the 7-day effective yield as of December 31, 2013.
(d)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $16,372,417.  Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $49,180 (Note 6).

LLC— Limited Liability Company
Ltd. — Limited
PLC— Public Limited Company

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2013

Shares		Value

COMMON STOCK — 99.3%
Consumer Discretionary — 13.1%
300	1-800-Flowers.com, Inc., Class A†(a)	$1,623
975	Aaron's, Inc.(a)	28,665
900	Abercrombie & Fitch Co., Class A(a)	29,619
800	Advance Auto Parts, Inc.	88,544
850	Aeropostale, Inc.†(a)	7,726
100	AFC Enterprises, Inc.†	3,850
90	AH Belo Corp., Class A	672
3,688	Amazon.com, Inc.†	1,470,738
400	Ambassadors Group, Inc.	1,860
656	AMC Networks, Inc., Class A†	44,680
3,500	American Apparel, Inc.†(a)	4,305
1,400	American Axle & Manufacturing Holdings, Inc.†(a)	28,630
2,625	American Eagle Outfitters, Inc.	37,800
964	ANN, Inc.†	35,244
1,350	Apollo Education Group, Inc., Class A†	36,882
1,128	Ascena Retail Group, Inc.†	23,868
200	Ascent Capital Group, Inc., Class A†	17,112
1,017	Autoliv, Inc.(a)	93,361
1,250	AutoNation, Inc.†	62,112
406	AutoZone, Inc.†(a)	194,044
500	Bally Technologies, Inc.†(a)	39,225
200	Beazer Homes USA, Inc.†(a)	4,884
1,400	bebe stores, Inc.	7,448
1,925	Bed Bath & Beyond, Inc.†	154,577
2,300	Best Buy Co., Inc.	91,724
200	Big 5 Sporting Goods Corp.	3,964
500	Big Lots, Inc.†(a)	16,145
40	Biglari Holdings, Inc.†(a)	20,266
250	Blue Nile, Inc.†	11,772
224	Blyth, Inc.(a)	2,437
400	Bon-Ton Stores, Inc. (The)(a)	6,512
100	Books-A-Million, Inc., Class A†	231
2,560	BorgWarner, Inc.(a)	143,130
2,000	Boyd Gaming Corp.†(a)	22,520
1,000	Bravo Brio Restaurant Group, Inc.†	16,270
500	Bridgepoint Education, Inc.†(a)	8,855
775	Brinker International, Inc.(a)	35,913
764	Brookfield Residential Properties, Inc.†(a)	18,481
500	Brunswick Corp.	23,030
3,800	Burger King Worldwide, Inc.	86,868
500	Cabela's, Inc.†(a)	33,330
2,625	Cablevision Systems Corp., Class A(a)	47,066
200	Cache, Inc.†	1,086
500	Callaway Golf Co.(a)	4,215
500	Career Education Corp.†	2,850
1,755	CarMax, Inc.†(a)	82,520
3,200	Carnival Corp.(a)	128,544
850	Carter's, Inc.	61,021
5,983	CBS Corp., Class B	381,356
362	Charles & Colvard, Ltd.†	1,828
700	Charter Communications, Inc., Class A†	95,732
600	Cheesecake Factory, Inc. (The)	28,962
2,450	Chico's FAS, Inc.	46,158
200	Children's Place Retail Stores, Inc. (The)†	11,394
237	Chipotle Mexican Grill, Inc., Class A†	126,269
800	Cinemark Holdings, Inc.	26,664
50	Citi Trends, Inc.†	850
1,000	Clear Channel Outdoor Holdings, Inc., Class A(a)	10,140
3,150	Coach, Inc.	176,809
100	Cobra Electronics Corp.†	299
110	Collectors Universe, Inc.(a)	1,886
200	Columbia Sportswear Co.(a)	15,750
20,821	Comcast Corp., Class A	1,081,963

Shares		Value
Consumer Discretionary (continued)
500	Conn's, Inc.†	$39,395
1,000	Cooper Tire & Rubber Co.	24,040
2,450	Corinthian Colleges, Inc.†(a)	4,361
1,200	Crocs, Inc.†	19,104
6,200	Crown Media Holdings, Inc., Class A†	21,886
50	CSS Industries, Inc.	1,434
679	CST Brands, Inc.(a)	24,933
300	Cumulus Media, Inc., Class A†	2,319
1,500	Dana Holding Corp.(a)	29,430
1,075	Darden Restaurants, Inc.(a)	58,448
450	Deckers Outdoor Corp.†	38,007
775	DeVry Education Group, Inc.(a)	27,513
1,002	Dick's Sporting Goods, Inc.	58,216
100	Dillard's, Inc., Class A(a)	9,721
5,633	DIRECTV†	389,184
1,100	Discovery Communications, Inc., Class A†	99,462
2,025	DISH Network Corp., Class A†	117,288
100	Dixie Group, Inc. (The)†	1,320
1,000	Dollar General Corp.†	60,320
2,100	Dollar Tree, Inc.†	118,482
650	Domino's Pizza, Inc.	45,272
650	Dover Downs Gaming & Entertainment, Inc.(a)	962
2,623	DR Horton, Inc.†(a)	58,545
1,200	DreamWorks Animation SKG, Inc., Class A†	42,600
642	Education Management Corp.†(a)	6,478
219	Emmis Communications Corp., Class A†	589
100	Empire Resorts, Inc.†(a)	484
250	Entercom Communications Corp., Class A†(a)	2,628
100	Entravision Communications Corp., Class A	609
1,366	EW Scripps Co. (The), Class A†	29,670
1,057	Expedia, Inc.(a)	73,631
1,000	Express, Inc.†	18,670
1,200	Family Dollar Stores, Inc.	77,964
200	Famous Dave's of America, Inc.†(a)	3,660
1,500	Federal-Mogul Corp.†	29,520
800	Fifth & Pacific Cos., Inc.†	25,656
100	Finish Line, Inc. (The), Class A	2,817
1,900	Foot Locker, Inc.	78,736
40,485	Ford Motor Co.	624,684
300	Forward Industries, Inc.†(a)	459
600	Fossil Group, Inc.†	71,964
700	Fred's, Inc., Class A	12,964
160	FTD , Inc.†	5,213
600	Gaiam, Inc., Class A†	3,972
1,625	GameStop Corp., Class A	80,048
600	Gaming Partners International Corp.†(a)	4,914
2,800	Gannett Co., Inc.	82,824
3,675	Gap, Inc. (The)	143,619
9,425	General Motors Co.†(a)	385,200
275	Genesco, Inc.†	20,092
2,010	Gentex Corp.	66,310
1,600	Genuine Parts Co.(a)	133,104
300	GNC Holdings, Inc., Class A	17,535
1,875	Goodyear Tire & Rubber Co. (The)	44,719
500	Grand Canyon Education, Inc.†	21,800
1,000	Gray Television, Inc.†	14,880
200	Group 1 Automotive, Inc.(a)	14,204
400	Guess, Inc.	12,428
2,635	H&R Block, Inc.	76,520
696	Hanesbrands, Inc.	48,908
2,475	Harley-Davidson, Inc.	171,369
600	Harman International Industries, Inc.	49,110

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2013

Shares		Value
Consumer Discretionary (continued)
1,000	Harte-Hanks, Inc.	$7,820
1,300	Hasbro, Inc.	71,513
200	Helen of Troy, Ltd.†	9,902
500	hhgregg, Inc.†(a)	6,985
200	Hibbett Sports, Inc.†(a)	13,442
300	Hillenbrand, Inc.	8,826
13,374	Home Depot, Inc. (The)	1,101,215
200	Hooker Furniture Corp.	3,336
1,000	Hovnanian Enterprises, Inc., Class A†(a)	6,620
418	HSN, Inc.	26,041
600	Hyatt Hotels Corp., Class A†	29,676
450	Iconix Brand Group, Inc.†	17,865
3,450	International Game Technology	62,652
237	International Speedway Corp., Class A	8,411
5,372	Interpublic Group of Cos., Inc. (The)	95,084
743	Interval Leisure Group, Inc.(a)	22,959
340	ITT Educational Services, Inc.†(a)	11,417
2,292	J.C. Penney Co., Inc.†(a)	20,972
350	Jack in the Box, Inc.†	17,507
1,500	Jarden Corp.†	92,025
500	John Wiley & Sons, Inc., Class A(a)	27,600
6,850	Johnson Controls, Inc.	351,405
378	Jones Group, Inc. (The)(a)	5,655
300	Jos A Bank Clothiers, Inc.†	16,419
600	Journal Communications, Inc., Class A†	5,586
300	K12, Inc.†	6,525
800	KB Home(a)	14,624
200	Kid Brands, Inc.†	204
2,400	Kohl's Corp.(a)	136,200
300	Krispy Kreme Doughnuts, Inc.†(a)	5,787
2,540	L Brands, Inc.	157,099
200	Lakes Entertainment, Inc.†	778
500	Lamar Advertising Co., Class A†	26,125
4,300	Las Vegas Sands Corp.	339,141
200	La-Z-Boy, Inc., Class Z	6,200
100	LeapFrog Enterprises, Inc., Class A†(a)	794
1,183	Lear Corp.	95,788
500	Learning Tree International, Inc.†(a)	1,565
750	Lee Enterprises, Inc.†(a)	2,603
1,410	Leggett & Platt, Inc.(a)	43,626
1,200	Lennar Corp., Class A(a)	47,472
1,000	Libbey, Inc.†	21,000
400	Liberty Global PLC†	33,728
1,886	Liberty Global PLC, Class A†	167,835
4,600	Liberty Interactive Corp., Class A†	135,010
1,177	Liberty Media Corp.†	172,372
230	Liberty Ventures, Ser A†	28,196
200	Life Time Fitness, Inc.†(a)	9,400
700	Lifetime Brands, Inc.	11,011
200	LIN Media LLC, Class A†(a)	5,742
200	Lincoln Educational Services Corp.	996
1,350	Lions Gate Entertainment Corp.(a)	42,741
2,537	Live Nation Entertainment, Inc.†	50,131
3,600	LKQ Corp.†	118,440
200	Loral Space & Communications, Inc.†	16,196
10,556	Lowe's Cos., Inc.	523,050
3,598	Macy's, Inc.	192,133
881	Madison Square Garden Co. (The), Class A†	50,728
100	Marcus Corp.	1,344
700	Marine Products Corp.(a)	7,035
2,577	Marriott International, Inc., Class A	127,201
257	Marriott Vacations Worldwide Corp.†	13,559
3,100	Martha Stewart Living Omnimedia, Inc., Class A†	13,020
3,255	Mattel, Inc.(a)	154,873
100	Matthews International Corp., Class A	4,261

Shares		Value
Consumer Discretionary (continued)
496	McClatchy Co. (The), Class A†(a)	$1,686
10,104	McDonald's Corp.	980,391
271	MDC Holdings, Inc.†	8,737
500	Media General, Inc., Class A†(a)	11,300
500	Meritage Homes Corp.†	23,995
4,200	MGM Resorts International†	98,784
577	Mohawk Industries, Inc.†	85,915
1,600	Monarch Casino & Resort, Inc.†	32,128
150	Morgans Hotel Group Co.†	1,219
700	MTR Gaming Group, Inc.†	3,612
591	Multimedia Games Holding Co., Inc.†	18,534
518	Murphy USA, Inc.†	21,528
500	National CineMedia, Inc.	9,980
50	Nautilus, Inc.†	421
492	Netflix, Inc.†	181,140
1,300	New York & Co., Inc.†	5,681
2,100	New York Times Co. (The), Class A(a)	33,327
2,926	Newell Rubbermaid, Inc.	94,832
3,328	News Corp., Class A†	59,971
200	Nexstar Broadcasting Group, Inc., Class A	11,146
7,330	NIKE, Inc., Class B	576,431
2,000	Nordstrom, Inc.(a)	123,600
40	NVR, Inc.†	41,040
8,484	Office Depot, Inc.†	44,880
2,775	Omnicom Group, Inc.	206,377
2,900	Orbitz Worldwide, Inc.†(a)	20,822
1,142	O'Reilly Automotive, Inc.†	146,987
650	Orleans Homebuilders, Inc.†	—
200	Outerwall, Inc.†(a)	13,454
300	Overstock.com, Inc.†(a)	9,237
50	Oxford Industries, Inc.	4,034
200	Pacific Sunwear of California, Inc.†	668
300	Panera Bread Co., Class A†	53,007
700	Penn National Gaming, Inc.†	10,031
400	Penske Automotive Group, Inc.(a)	18,864
1,500	Pep Boys-Manny Moe & Jack (The)†	18,210
100	Perry Ellis International, Inc.†	1,579
950	PetSmart, Inc.(a)	69,113
825	Pier 1 Imports, Inc.	19,041
800	Pinnacle Entertainment, Inc.†(a)	20,792
600	Polaris Industries, Inc.	87,384
275	Premier Exhibitions, Inc.†	319
525	priceline.com, Inc.†	610,260
2,765	PulteGroup, Inc.(a)	56,323
691	PVH Corp.	93,990
50	Quiksilver, Inc.†(a)	439
1,850	RadioShack Corp.†(a)	4,810
565	Ralph Lauren Corp., Class A	99,762
1,000	ReachLocal, Inc.†(a)	12,710
600	Regal Entertainment Group, Class A(a)	11,670
200	Regis Corp.(a)	2,902
250	Rent-A-Center, Inc., Class A(a)	8,335
1,500	Rick's Cabaret International, Inc.†	17,370
100	Rocky Brands, Inc.	1,457
2,075	Ross Stores, Inc.	155,480
1,625	Royal Caribbean Cruises, Ltd.	77,058
500	Ruby Tuesday, Inc.†	3,465
500	Ryland Group, Inc. (The)(a)	21,705
100	Salem Communications Corp., Class A	870
1,000	Sally Beauty Holdings, Inc.†	30,230
1,500	Scientific Games Corp., Class A†	25,395
900	Scripps Networks Interactive, Inc., Class A(a)	77,769
396	Sears Canada, Inc.(a)	4,839
925	Sears Holdings Corp.†(a)	45,362
188	Select Comfort Corp.†(a)	3,965

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2013

Shares		Value
Consumer Discretionary (continued)
1,400	Service Corp. International	$25,382
600	Shoe Carnival, Inc.	17,406
776	Signet Jewelers, Ltd.	61,071
900	Sinclair Broadcast Group, Inc., Class A	32,157
48,100	Sirius XM Holdings, Inc.†(a)	167,869
900	Six Flags Entertainment Corp.(a)	33,138
1,000	Sonic Automotive, Inc., Class A	24,480
800	Sonic Corp.†	16,152
603	Sotheby's	32,080
75	Spartan Motors, Inc.	502
400	Speedway Motorsports, Inc.(a)	7,940
552	Stage Stores, Inc.(a)	12,265
1,892	Stanley Black & Decker, Inc.	152,666
200	Stanley Furniture Co., Inc.†	768
5,975	Staples, Inc.	94,943
7,600	Starbucks Corp.	595,764
1,973	Starwood Hotels & Resorts Worldwide, Inc.	156,755
1,177	Starz†	34,415
150	Superior Industries International, Inc.(a)	3,094
600	Systemax, Inc.†	6,750
6,500	Target Corp.	411,255
700	Tempur Sealy International, Inc.†(a)	37,772
450	Tenneco, Inc.†	25,456
380	Tesla Motors, Inc.†(a)	57,144
1,000	Texas Roadhouse, Inc., Class A	27,800
3,700	Thomson Reuters Corp.	139,934
500	Thor Industries, Inc.	27,615
1,235	Tiffany & Co.	114,583
3,016	Time Warner Cable, Inc., Class A	408,668
8,983	Time Warner, Inc.	626,295
6,850	TJX Cos., Inc.	436,551
1,600	Toll Brothers, Inc.†	59,200
1,600	Tractor Supply Co.	124,128
200	Trans World Entertainment Corp.†	884
1,300	Trinity Place Holdings, Inc.†	8,775
1,057	TripAdvisor, Inc.†(a)	87,551
1,000	TRW Automotive Holdings Corp.†	74,390
200	Tuesday Morning Corp.†(a)	3,192
600	Tupperware Brands Corp.(a)	56,718
15,388	Twenty-First Century Fox, Inc., Class A	541,350
600	Ulta Salon Cosmetics & Fragrance, Inc.†	57,912
800	Under Armour, Inc., Class A†(a)	69,840
200	Universal Electronics, Inc.†	7,622
500	Universal Technical Institute, Inc.(a)	6,955
1,400	Urban Outfitters, Inc.†	51,940
200	Value Line, Inc.	2,322
300	ValueVision Media, Inc., Class A†	2,097
3,800	VF Corp.(a)	236,892
4,206	Viacom, Inc., Class B	367,352
600	Visteon Corp.†	49,134
17,668	Walt Disney Co. (The)	1,349,835
296	Weight Watchers International, Inc.(a)	9,747
4,600	Wendy's Co. (The)(a)	40,112
572	Whirlpool Corp.	89,724
1,100	Williams-Sonoma, Inc.(a)	64,108
500	Winnebago Industries, Inc.†	13,725
800	Wolverine World Wide, Inc.(a)	27,168
600	World Wrestling Entertainment, Inc., Class A	9,948
1,360	Wyndham Worldwide Corp.	100,218
650	Wynn Resorts, Ltd.	126,236
4,650	Yum! Brands, Inc.	351,587
1,900	Zale Corp.†	29,963
		26,213,597
Consumer Staples — 8.8%
200	Alico, Inc.(a)	7,774

Shares		Value
Consumer Staples (continued)
2,200	Alliance One International, Inc.†	$6,710
20,175	Altria Group, Inc.	774,518
250	Andersons, Inc. (The)(a)	22,292
5,986	Archer-Daniels-Midland Co.	259,792
3,950	Avon Products, Inc.	68,019
1,900	Beam, Inc.	129,314
1,350	Brown-Forman Corp., Class B(a)	102,020
1,550	Bunge, Ltd.	127,271
2,175	Campbell Soup Co.(a)	94,134
1,700	Church & Dwight Co., Inc.	112,676
1,200	Clorox Co. (The)(a)	111,312
43,140	Coca-Cola Co. (The)	1,782,113
2,695	Coca-Cola Enterprises, Inc.	118,930
9,136	Colgate-Palmolive Co.	595,759
4,573	ConAgra Foods, Inc.	154,110
1,550	Constellation Brands, Inc., Class A†	109,089
4,150	Costco Wholesale Corp.	493,892
250	Crimson Wine Group, Ltd.†(a)	2,180
12,042	CVS Caremark Corp.	861,846
650	Darling International, Inc.†	13,572
1,067	Dean Foods Co.†	18,342
2,000	Dr. Pepper Snapple Group, Inc.	97,440
584	Energizer Holdings, Inc.	63,212
2,400	Estee Lauder Cos., Inc. (The), Class A	180,768
2,530	Flowers Foods, Inc.	54,319
6,400	General Mills, Inc.	319,424
962	Green Mountain Coffee Roasters, Inc.(a)	72,708
400	Hain Celestial Group, Inc. (The)†	36,312
1,200	Herbalife, Ltd.(a)	94,440
1,746	Hershey Co. (The)	169,764
1,344	Hillshire Brands Co.	44,943
1,500	Hormel Foods Corp.(a)	67,755
550	Ingles Markets, Inc., Class A	14,905
800	Ingredion, Inc.(a)	54,768
1,219	JM Smucker Co. (The)	126,313
2,725	Kellogg Co.	166,416
3,607	Kimberly-Clark Corp.	376,787
6,332	Kraft Foods Group, Inc.	341,421
5,225	Kroger Co. (The)	206,544
3,130	Lorillard, Inc.	158,629
70	Mannatech, Inc.†	1,187
750	McCormick & Co., Inc.	51,690
2,300	Mead Johnson Nutrition Co., Class A	192,648
200	MGP Ingredients, Inc.	1,038
1,500	Molson Coors Brewing Co., Class B	84,225
19,071	Mondelez International, Inc., Class A	673,206
1,600	Monster Beverage Corp.†	108,432
700	Nu Skin Enterprises, Inc., Class A	96,754
15,591	PepsiCo, Inc.	1,293,118
16,125	Philip Morris International, Inc.	1,404,971
350	Post Holdings, Inc.†(a)	17,244
27,639	Procter & Gamble Co. (The)	2,250,091
100	Reliv International, Inc.(a)	280
3,503	Reynolds American, Inc.	175,115
7,050	Rite Aid Corp.†	35,673
70	Rocky Mountain Chocolate Factory, Inc.	813
2,800	Safeway, Inc.	91,196
50	Sanderson Farms, Inc.	3,616
1,000	Snyders-Lance, Inc.	28,720
3,036	SUPERVALU, Inc.†(a)	22,132
6,700	Sysco Corp.(a)	241,870
2,930	Tyson Foods, Inc., Class A(a)	98,038
450	United Natural Foods, Inc.†	33,926
198	USANA Health Sciences, Inc.†(a)	14,965
1,157	Vector Group, Ltd.(a)	18,940
9,150	Walgreen Co.	525,576
16,670	Wal-Mart Stores, Inc.	1,311,762

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2013

Shares		Value
Consumer Staples (continued)
1,321	WhiteWave Foods Co., Class A†	$30,304
3,250	Whole Foods Market, Inc.	187,948
		17,608,011
Energy — 9.5%
250	Alon USA Energy, Inc.	4,135
2,272	Alpha Natural Resources, Inc.†	16,222
1,000	Amyris, Inc.†(a)	5,290
5,087	Anadarko Petroleum Corp.	403,501
4,091	Apache Corp.	351,581
300	Approach Resources, Inc.†(a)	5,787
3,000	Arch Coal, Inc.(a)	13,350
600	Atwood Oceanics, Inc.†	32,034
4,245	Baker Hughes, Inc.	234,579
600	Barnwell Industries, Inc.†	1,806
45	BioFuel Energy Corp.†	77
900	Bolt Technology Corp.	19,809
300	BP Prudhoe Bay Royalty Trust	23,889
3,100	BPZ Resources, Inc.†(a)	5,642
200	Bristow Group, Inc.	15,012
3,600	Cabot Oil & Gas Corp.	139,536
1,218	Cal Dive International, Inc.†(a)	2,448
1,500	Callon Petroleum Co.†	9,795
2,450	Cameron International Corp.†(a)	145,848
150	CARBO Ceramics, Inc.	17,479
2,375	Cheniere Energy, Inc.†	102,410
6,600	Chesapeake Energy Corp.(a)	179,124
19,769	Chevron Corp.	2,469,346
447	Cimarex Energy Co.	46,895
600	Clean Energy Fuels Corp.†(a)	7,728
1,000	Cloud Peak Energy, Inc.†	18,000
400	Comstock Resources, Inc.(a)	7,316
800	Concho Resources, Inc.†	86,400
13,181	ConocoPhillips	931,238
2,600	Consol Energy, Inc.	98,904
500	Continental Resources, Inc.†(a)	56,260
200	Cross Timbers Royalty Trust	5,898
500	Crosstex Energy, Inc.	18,080
175	Delek US Holdings, Inc.	6,022
3,779	Denbury Resources, Inc.†(a)	62,089
4,336	Devon Energy Corp.	268,268
206	DHT Holdings, Inc.(a)	1,409
850	Diamond Offshore Drilling, Inc.(a)	48,382
800	Dresser-Rand Group, Inc.†	47,704
300	Dril-Quip, Inc.†	32,979
890	Energen Corp.	62,968
525	Energy Transfer Partners, LP	30,056
1,000	Energy XXI Bermuda, Ltd.(a)	27,060
2,575	EOG Resources, Inc.	432,188
15	EPL Oil & Gas, Inc.†	427
1,600	EQT Corp.	143,648
2,700	EXCO Resources, Inc.(a)	14,337
812	Exterran Holdings, Inc.†(a)	27,770
44,386	Exxon Mobil Corp.	4,491,863
1,906	FMC Technologies, Inc.†	99,512
950	Forest Oil Corp.†	3,429
226	Geospace Technologies Corp.†(a)	21,432
500	Goodrich Petroleum Corp.†(a)	8,510
1,725	Gulf Coast Ultra Deep Royalty Trust†(a)	3,588
381	Gulf Island Fabrication, Inc.(a)	8,847
300	Gulfmark Offshore, Inc., Class A	14,139
350	Gulfport Energy Corp.†	22,102
9,081	Halliburton Co.	460,861
1,000	Helix Energy Solutions Group, Inc.†	23,180
1,150	Helmerich & Payne, Inc.(a)	96,692
1,900	Hercules Offshore, Inc.†	12,407
3,290	Hess Corp.	273,070
1,058	HollyFrontier Corp.(a)	52,572

Shares		Value
Energy (continued)
500	Hornbeck Offshore Services, Inc., Class Comdty (histrt)†	$24,615
1,750	ION Geophysical Corp.†(a)	5,775
450	James River Coal Co.†(a)	607
2,200	Key Energy Services, Inc.†(a)	17,380
7,260	Kinder Morgan, Inc.(a)	261,360
2,950	Kodiak Oil & Gas Corp.†	33,069
672	LinnCo LLC(a)	20,704
9	Magnum Hunter Resources Corp.†(a)	66
7,572	Marathon Oil Corp.	267,292
3,052	Marathon Petroleum Corp.	279,960
450	Matrix Service Co.†	11,011
2,875	McDermott International, Inc.†(a)	26,335
2,075	Murphy Oil Corp.	134,626
3,100	Nabors Industries, Ltd.	52,669
4,420	National Oilwell Varco, Inc.	351,523
1,525	Newfield Exploration Co.†	37,561
875	Newpark Resources, Inc.†(a)	10,754
3,078	Noble Energy, Inc.	209,643
1,000	Northern Oil and Gas, Inc.†(a)	15,070
400	Oasis Petroleum, Inc.†	18,788
8,080	Occidental Petroleum Corp.	768,408
900	Oceaneering International, Inc.	70,992
500	Oil States International, Inc.†	50,860
1	Pacific Ethanol, Inc.†	5
1,950	Patterson-UTI Energy, Inc.	49,374
3,150	Peabody Energy Corp.	61,520
2,300	PetroQuest Energy, Inc.†(a)	9,936
6,390	Phillips 66	492,861
1,361	Pioneer Natural Resources Co.	250,519
1,700	Pyramid Oil Co.†(a)	8,585
2,200	QEP Resources, Inc.	67,430
1,700	Quicksilver Resources, Inc.†(a)	5,219
1,800	Range Resources Corp.	151,758
600	Rex Energy Corp.†(a)	11,826
600	Rosetta Resources, Inc.†(a)	28,824
1,600	Rowan PLC, Class A†	56,576
1,012	RPC, Inc.(a)	18,064
4,400	SandRidge Energy, Inc.†(a)	26,708
14,224	Schlumberger, Ltd.	1,281,725
1,000	Ship Finance International, Ltd.	16,380
750	SM Energy Co.	62,333
1,000	Solazyme, Inc.†(a)	10,890
3,300	Southwestern Energy Co.†	129,789
6,641	Spectra Energy Corp.	236,552
270	Steel Excel, Inc.†	7,965
1,706	Superior Energy Services, Inc.	45,397
350	Syntroleum Corp.†(a)	1,181
1,500	Tesoro Corp.	87,750
233	TGC Industries, Inc.†	1,701
525	Tidewater, Inc.	31,117
1,600	Trico Marine Services, Inc.†	—
1,000	U.S. Energy Corp.†	3,760
1,765	Ultra Petroleum Corp.†(a)	38,212
500	Unit Corp.†	25,810
1,100	Vaalco Energy, Inc.†	7,579
6,114	Valero Energy Corp.	308,146
800	W&T Offshore, Inc.	12,800
300	Warren Resources, Inc.†	942
500	Western Refining, Inc.(a)	21,205
1,400	Whiting Petroleum Corp.†	86,618
7,050	Williams Cos., Inc. (The)(a)	271,919
800	World Fuel Services Corp.	34,528
2,350	WPX Energy, Inc.†(a)	47,893
		18,953,395
Financials — 17.3%
1	Acadia Realty Trust(b)	25

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2013

Shares		Value
Financials (continued)
600	Affiliated Managers Group, Inc.†	$130,128
4,800	Aflac, Inc.(a)	320,640
450	Alexander & Baldwin, Inc.	18,778
700	Alexandria Real Estate Equities, Inc.(a) (b)	44,534
127	Alleghany Corp.†	50,795
4,650	Allstate Corp. (The)	253,611
10	Altisource Asset Management Corp.†	9,300
100	Altisource Portfolio Solutions SA†(a)	15,863
33	Altisource Residential Corp., Class B(b)	994
807	American Campus Communities, Inc.(b)	25,993
3,825	American Capital Agency Corp.(b)	73,784
4,200	American Capital, Ltd.†	65,688
1,100	American Equity Investment Life Holding Co.(a)	29,018
9,475	American Express Co.	859,667
1,100	American Financial Group, Inc.	63,492
5,525	American International Group, Inc.	282,051
300	American National Insurance Co.	34,362
4,077	American Tower Corp., Class A(b)	325,426
2,280	Ameriprise Financial, Inc.	262,314
332	Amtrust Financial Services, Inc.(a)	10,853
10,025	Annaly Capital Management, Inc.(a) (b)	99,949
1,500	Anworth Mortgage Asset Corp.(b)	6,315
1,256	Apartment Investment & Management Co., Class A(a) (b)	32,543
2,200	Apollo Investment Corp.(a)	18,656
200	Arbor Realty Trust, Inc.(a) (b)	1,332
1,200	Arch Capital Group, Ltd.†	71,628
3,000	Ares Capital Corp.	53,310
4	Arlington Asset Investment Corp., Class A(a)	105
3,325	ARMOUR Residential, Inc.(b)	13,333
1,150	Arthur J. Gallagher & Co.	53,969
108	Ashford Hospitality Prime, Inc.(b)	1,966
544	Ashford Hospitality Trust, Inc.(a) (b)	4,504
1,100	Aspen Insurance Holdings, Ltd.	45,441
1,354	Associated Banc-Corp(a)	23,560
300	Associated Estates Realty Corp.(a) (b)	4,815
900	Assurant, Inc.	59,733
1,600	Assured Guaranty, Ltd.	37,744
700	Astoria Financial Corp.	9,681
200	Atlanticus Holdings Corp.†(a)	710
600	AV Homes, Inc.†(a)	10,902
1,383	AvalonBay Communities, Inc.(b)	163,512
1,175	Axis Capital Holdings, Ltd.(a)	55,895
50	Bancorp, Inc.†	895
1,150	BancorpSouth, Inc.(a)	29,233
115,473	Bank of America Corp.	1,797,915
450	Bank of Hawaii Corp.	26,613
11,913	Bank of New York Mellon Corp. (The)	416,240
700	BankFinancial Corp.(a)	6,412
1,000	BankUnited, Inc.	32,920
7,925	BB&T Corp.	295,761
600	BBCN Bancorp, Inc.	9,954
16	BBX Capital Corp., Class A†	250
500	Beneficial Mutual Bancorp, Inc.†(a)	5,460
19,984	Berkshire Hathaway, Inc., Class B†	2,369,303
1,000	BGC Partners, Inc., Class A	6,060
2,000	BioMed Realty Trust, Inc.(b)	36,240
1,265	BlackRock, Inc., Class A	400,335
1,000	Boston Private Financial Holdings, Inc.	12,620
1,625	Boston Properties, Inc.(b)	163,101
1,988	Brandywine Realty Trust(b)	28,011
1,075	BRE Properties, Inc.(b)	58,813
3,075	Brookfield Office Properties, Inc.(a)	59,194
1,500	Brookline Bancorp, Inc.	14,355

Shares		Value
Financials (continued)
1,400	Brown & Brown, Inc.	$43,946
100	Camden National Corp.	4,222
825	Camden Property Trust(b)	46,926
30	Capital Bank Financial Corp., Class A†	682
350	Capital City Bank Group, Inc.†	4,119
6,250	Capital One Financial Corp.	478,813
3,839	CapitalSource, Inc.	55,166
1,000	Capitol Federal Financial, Inc.	12,110
1,700	Capstead Mortgage Corp.(a) (b)	20,536
100	Cardinal Financial Corp.	1,800
288	Cathay General Bancorp	7,698
1,780	CBL & Associates Properties, Inc.(a) (b)	31,969
600	CBOE Holdings, Inc.	31,176
3,825	CBRE Group, Inc., Class A†	100,598
650	Cedar Realty Trust, Inc.(b)	4,069
9,964	Charles Schwab Corp. (The)	259,064
498	Charter Financial Corp.	5,363
500	Chemical Financial Corp.	15,835
11,900	Chimera Investment Corp.(a) (b)	36,890
2,802	Chubb Corp. (The)	270,757
23	CIFC Corp.(a)	179
1,394	Cincinnati Financial Corp.	73,004
2,150	CIT Group, Inc.	112,079
32,515	Citigroup, Inc.	1,694,357
600	City National Corp.	47,532
3,300	CME Group, Inc., Class A	258,918
300	CNA Financial Corp.	12,867
2,900	CNO Financial Group, Inc.	51,301
750	CoBiz Financial, Inc.	8,970
350	Cohen & Steers, Inc.(a)	14,021
4,900	Cole Real Estate Investment, Inc.(b)	68,796
276	Columbia Banking System, Inc.	7,593
1,783	Comerica, Inc.(a)	84,764
1,367	Commerce Bancshares, Inc.(a)	61,396
1,293	CommonWealth REIT(b)	30,140
500	Community Bank System, Inc.(a)	19,840
100	Community Trust Bancorp, Inc.(a)	4,516
850	Corporate Office Properties Trust(b)	20,137
899	Corrections Corp. of America(b)	28,831
1,863	Cousins Properties, Inc.(b)	19,189
199	Cowen Group, Inc., Class A†	778
200	Crawford & Co., Class B	1,848
937	CubeSmart, Class Comdty (histrt)(b)	14,936
600	Cullen/Frost Bankers, Inc.	44,658
1,000	CVB Financial Corp.	17,070
1,000	CYS Investments, Inc.(b)	7,410
3,450	DCT Industrial Trust, Inc.(b)	24,599
2,995	DDR Corp.(b)	46,033
2,502	DiamondRock Hospitality Co.(b)	28,898
1,000	Digital Realty Trust, Inc.(a) (b)	49,120
4,875	Discover Financial Services	272,756
1,100	Donegal Group, Inc., Class A	17,490
1,100	Douglas Emmett, Inc.(b)	25,619
3,101	Duke Realty Corp.(b)	46,639
700	DuPont Fabros Technology, Inc.(a) (b)	17,297
3,778	E*Trade Financial Corp.†	74,200
2,000	East West Bancorp, Inc.	69,940
1,325	Eaton Vance Corp.	56,697
1,000	Education Realty Trust, Inc.(b)	8,820
175	eHealth, Inc.†	8,136
200	Encore Capital Group, Inc.†(a)	10,052
700	Endurance Specialty Holdings, Ltd.	41,069
50	Enterprise Financial Services Corp.(a)	1,021
300	EPR Properties(b)	14,748
1,000	Equity Lifestyle Properties, Inc.(b)	36,230
1,000	Equity One, Inc.(b)	22,440
3,479	Equity Residential(b)	180,456

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2013

Shares		Value
Financials (continued)
400	Essex Property Trust, Inc.(a) (b)	$57,404
536	Everest Re Group, Ltd.	83,546
1,500	Extra Space Storage, Inc.(b)	63,195
1,000	Ezcorp, Inc., Class A†	11,690
625	Federal Realty Investment Trust(b)	63,381
1,200	Federated Investors, Inc., Class B(a)	34,560
200	Federated National Holding Co.	2,926
1,000	FelCor Lodging Trust, Inc.(b)	8,160
2,291	Fidelity National Financial, Inc., Class A	74,343
10,401	Fifth Third Bancorp(a)	218,733
1,200	Financial Institutions, Inc.	29,652
100	First Acceptance Corp.†	227
827	First American Financial Corp.	23,321
300	First Bancorp	4,986
166	First BanCorp†	1,028
500	First Cash Financial Services, Inc.†	30,920
800	First Commonwealth Financial Corp.	7,056
425	First Community Bancshares, Inc.	7,098
100	First Financial Corp.(a)	3,656
2,433	First Horizon National Corp.(a)	28,344
650	First Industrial Realty Trust, Inc.(b)	11,343
3,424	First Niagara Financial Group, Inc.	36,363
800	First Potomac Realty Trust(b)	9,304
600	First Republic Bank	31,410
1,007	FirstMerit Corp.	22,386
1,500	FNB Corp.	18,930
2,100	Forest City Enterprises, Inc., Class A†(a)	40,110
4,671	Franklin Resources, Inc.(a)	269,657
950	Franklin Street Properties Corp.(b)	11,353
2,734	Fulton Financial Corp.(a)	35,761
700	Gaming and Leisure Properties, Inc.† (b)	35,567
4,665	General Growth Properties, Inc.(b)	93,627
5,850	Genworth Financial, Inc., Class A†	90,850
1,152	Geo Group, Inc. (The)(b)	37,117
400	Getty Realty Corp.(a) (b)	7,348
900	Glacier Bancorp, Inc.	26,811
50	Gleacher & Co., Inc.†(a)	519
800	Glimcher Realty Trust(b)	7,488
4,283	Goldman Sachs Group, Inc. (The)	759,205
435	Gramercy Property Trust, Inc.†(a) (b)	2,501
200	Guaranty Bancorp	2,810
100	Hallmark Financial Services, Inc.†	888
627	Hancock Holding Co.	22,998
69	Hanmi Financial Corp.(a)	1,510
700	Hanover Insurance Group, Inc. (The)	41,797
4,750	Hartford Financial Services Group, Inc.	172,093
1,000	Hatteras Financial Corp.(b)	16,340
1,175	HCC Insurance Holdings, Inc.	54,214
4,625	HCP, Inc.(b)	167,980
3,000	Health Care REIT, Inc.(b)	160,710
500	Healthcare Realty Trust, Inc.(b)	10,655
50	Heritage Commerce Corp.	412
700	Hersha Hospitality Trust, Class A(b)	3,899
650	Highwoods Properties, Inc.(b)	23,511
1,500	Hilltop Holdings, Inc.†	34,695
1,320	Home BancShares, Inc.(a)	49,302
500	Home Properties, Inc.(b)	26,810
1,000	Horace Mann Educators Corp.	31,540
1,500	Hospitality Properties Trust(a) (b)	40,545
8,624	Host Hotels & Resorts, Inc.(b)	167,651
444	Howard Hughes Corp. (The)†	53,324
4,301	Hudson City Bancorp, Inc.	40,558
9,351	Huntington Bancshares, Inc.	90,237
100	ICG Group, Inc.†	1,863
85	IMPAC Mortgage Holdings, Inc.† (b)	508
300	Infinity Property & Casualty Corp.	21,525
1,100	Inland Real Estate Corp.(a) (b)	11,572

Shares		Value
Financials (continued)
1,500	Interactive Brokers Group, Inc., Class A	$36,510
1,073	IntercontinentalExchange Group, Inc.	241,339
700	International Bancshares Corp.	18,473
550	Intervest Bancshares Corp., Class A†	4,131
500	INTL FCStone, Inc.†(a)	9,270
1,000	Invesco Mortgage Capital, Inc.(a) (b)	14,680
4,800	Invesco, Ltd.	174,720
1,000	Investment Technology Group, Inc.†	20,560
2,271	Investors Bancorp, Inc.	58,092
1,800	Investors Real Estate Trust(a) (b)	15,444
1,564	iStar Financial, Inc.† (b)	22,318
2,475	Janus Capital Group, Inc.(a)	30,616
500	Jones Lang LaSalle, Inc.	51,195
40,734	JPMorgan Chase & Co.	2,382,124
134	KCG Holdings, Inc., Class A†	1,603
600	Kearny Financial Corp.†	6,978
350	Kemper Corp.	14,308
9,848	KeyCorp	132,160
700	Kilroy Realty Corp.(b)	35,126
4,625	Kimco Realty Corp.(b)	91,344
800	Kite Realty Group Trust(a) (b)	5,256
1,500	LaSalle Hotel Properties(b)	46,290
1,700	Legg Mason, Inc.(a)	73,916
2,882	Leucadia National Corp.	81,676
1,626	Lexington Realty Trust(a) (b)	16,601
1,450	Liberty Property Trust(b)	49,112
2,875	Lincoln National Corp.	148,408
3,300	Loews Corp.	159,192
200	LPL Financial Holdings, Inc.	9,406
1,372	M&T Bank Corp.(a)	159,728
1,287	Macerich Co. (The)(b)	75,791
1,500	Mack-Cali Realty Corp.(b)	32,220
1,000	Maiden Holdings, Ltd.(a)	10,930
135	Markel Corp.†	78,347
5,370	Marsh & McLennan Cos., Inc.	259,693
244	MB Financial, Inc.	7,830
1,900	MBIA, Inc.†	22,686
2,800	McGraw Hill Financial, Inc.	218,960
967	Meadowbrook Insurance Group, Inc.	6,730
600	Medallion Financial Corp.(a)	8,610
1,500	Medical Properties Trust, Inc.(b)	18,330
9,421	MetLife, Inc.	507,980
4,000	MFA Financial, Inc.(b)	28,240
1,500	MGIC Investment Corp.†	12,660
614	Mid-America Apartment Communities, Inc.(b)	37,294
400	Montpelier Re Holdings, Ltd.(a)	11,640
1,575	Moody's Corp.(a)	123,590
15,450	Morgan Stanley	484,512
1,072	MSCI, Inc., Class A†	46,868
1,450	NASDAQ OMX Group, Inc. (The)(a)	57,710
400	National Interstate Corp.(a)	9,200
2,500	National Penn Bancshares, Inc.	28,325
500	National Retail Properties, Inc.(a) (b)	15,165
500	NBT Bancorp, Inc.(a)	12,950
350	New Residential Investment Corp.(b)	2,338
4,312	New York Community Bancorp, Inc.(a)	72,657
350	Newcastle Investment Corp.(b)	2,009
10	North Valley Bancorp†	189
2,850	Northern Trust Corp.	176,386
156	NorthStar Realty Finance Corp.(a) (b)	2,098
875	Northwest Bancshares, Inc.	12,932
1,175	Ocwen Financial Corp., Class Comdty (histrt)†	65,154
432	OFG Bancorp(a)	7,491
1,500	Old National Bancorp(a)	23,055
3,236	Old Republic International Corp.	55,886

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2013

Shares		Value
Financials (continued)
400	Old Second Bancorp, Inc.†(a)	$1,844
975	Omega Healthcare Investors, Inc.(b)	29,055
600	OneBeacon Insurance Group, Ltd., Class A(a)	9,492
400	Oritani Financial Corp.	6,420
200	Parkway Properties, Inc.(a) (b)	3,858
625	PartnerRe, Ltd.	65,894
1,000	Pebblebrook Hotel Trust(b)	30,760
4,347	People's United Financial, Inc.(a)	65,727
123	PHH Corp.†(a)	2,995
62	Phoenix, Inc.†	3,807
2,100	Piedmont Office Realty Trust, Inc., Class A(a) (b)	34,692
900	Pinnacle Financial Partners, Inc.	29,277
500	Platinum Underwriters Holdings, Ltd.	30,640
1,884	Plum Creek Timber Co., Inc.(b)	87,625
5,675	PNC Financial Services Group, Inc.	440,267
1,157	Popular, Inc.†	33,241
300	Portfolio Recovery Associates, Inc.†	15,852
600	Post Properties, Inc.(b)	27,138
200	Preferred Bank†(a)	4,010
300	Primerica, Inc.	12,873
100	Primus Guaranty, Ltd.(a)	790
2,750	Principal Financial Group, Inc.	135,603
1,222	PrivateBancorp, Inc., Class A	35,352
530	ProAssurance Corp.	25,694
6,125	Progressive Corp. (The)	167,029
4,735	Prologis, Inc.(b)	174,958
500	Prosperity Bancshares, Inc.	31,695
1,000	Protective Life Corp.	50,660
1,500	Provident Financial Services, Inc.	28,980
4,975	Prudential Financial, Inc.	458,795
1,639	Public Storage(b)	246,702
2,077	Pzena Investment Management, Inc., Class A(a)	24,425
1,370	Radian Group, Inc.	19,344
66	RAIT Financial Trust(b)	592
1,000	Ramco-Gershenson Properties Trust(b)	15,740
1,200	Raymond James Financial, Inc.	62,628
1,501	Rayonier, Inc.(b)	63,192
1,300	Realty Income Corp.(a) (b)	48,529
1,200	Redwood Trust, Inc.(b)	23,244
1,025	Regency Centers Corp.(b)	47,458
13,306	Regions Financial Corp.	131,596
850	Reinsurance Group of America, Inc., Class A	65,799
400	RenaissanceRe Holdings, Ltd.(a)	38,936
50	Renasant Corp.	1,573
315	Republic Bancorp, Inc., Class A(a)	7,730
250	Resource America, Inc., Class A(a)	2,340
200	Resource Capital Corp.(a) (b)	1,186
1,000	RLJ Lodging Trust(b)	24,320
174	Rouse Properties, Inc.(a) (b)	3,861
233	Sabra Health Care REIT, Inc.(a) (b)	6,091
200	Saul Centers, Inc.(b)	9,546
150	Seacoast Banking Corp of Florida†(a)	1,830
2,000	SEI Investments Co.	69,460
600	Selective Insurance Group, Inc.	16,236
1,650	Senior Housing Properties Trust(b)	36,680
400	Signature Bank†	42,968
152	Silver Bay Realty Trust Corp.(b)	2,430
200	Simmons First National Corp., Class A(a)	7,430
3,346	Simon Property Group, Inc.(b)	509,127
1,000	SL Green Realty Corp.(a) (b)	92,380
4,300	SLM Corp.	113,004
50	Southwest Bancorp, Inc.†	796
316	Sovran Self Storage, Inc.(b)	20,594

Shares		Value
Financials (continued)
500	St. Joe Co. (The)†(a)	$9,595
490	StanCorp Financial Group, Inc.(a)	32,463
1,000	Starwood Property Trust, Inc.(a) (b)	27,700
400	State Auto Financial Corp.(a)	8,496
4,990	State Street Corp.	366,216
1,113	Sterling Bancorp(a)	14,881
300	Stewart Information Services Corp.	9,681
640	Stifel Financial Corp.†(a)	30,669
2,100	Strategic Hotels & Resorts, Inc.† (b)	19,845
50	Suffolk Bancorp†	1,040
822	Sun Bancorp, Inc.†	2,893
500	Sun Communities, Inc.(a) (b)	21,320
2,595	Sunstone Hotel Investors, Inc.(b)	34,773
5,930	SunTrust Banks, Inc.	218,283
1,728	Susquehanna Bancshares, Inc.	22,188
450	SVB Financial Group†	47,187
1,000	Symetra Financial Corp.	18,960
10,831	Synovus Financial Corp.	38,992
2,625	T Rowe Price Group, Inc.	219,896
1,000	Tanger Factory Outlet Centers(b)	32,020
500	Taubman Centers, Inc.(b)	31,960
500	Taylor Capital Group, Inc.†(a)	13,290
1,500	TCF Financial Corp.	24,375
3,103	TD Ameritrade Holding Corp.	95,076
50	Tejon Ranch Co.†	1,838
784	Texas Capital Bancshares, Inc.†(a)	48,765
1,250	TFS Financial Corp.†	15,144
1,100	Torchmark Corp.	85,965
103	TowneBank(a)	1,585
4,004	Travelers Cos., Inc. (The)	362,522
90	Tree.com, Inc.†	2,956
400	Trico Bancshares	11,348
1,208	TrustCo Bank Corp.	8,673
1,000	Trustmark Corp.	26,840
3,125	Two Harbors Investment Corp.(a) (b)	29,000
19,284	U.S. Bancorp(a)	779,074
2,328	UDR, Inc.(a) (b)	54,359
1,300	Umpqua Holdings Corp.(a)	24,882
474	United Community Banks, Inc.†	8,414
317	United Community Financial Corp.†	1,132
403	United Financial Bancorp, Inc.	7,613
300	United Fire Group, Inc.	8,598
363	United Security Bancshares†	1,830
200	Universal Health Realty Income Trust(b)	8,012
2,407	Unum Group	84,438
500	Urstadt Biddle Properties, Inc., Class A(b)	9,225
483	Validus Holdings, Ltd.(a)	19,460
1,831	Valley National Bancorp(a)	18,530
3,315	Ventas, Inc.(b)	189,883
565	Virginia Commerce Bancorp, Inc.†	9,599
48	Virtus Investment Partners, Inc.†	9,602
2,132	Vornado Realty Trust(b)	189,300
1,187	W.R. Berkley Corp.	51,504
825	Waddell & Reed Financial, Inc., Class A	53,724
220	Walter Investment Management Corp.†(a)	7,779
1,333	Washington Federal, Inc.	31,046
1,250	Washington Real Estate Investment Trust(b)	29,200
400	Washington Trust Bancorp, Inc.(a)	14,888
550	Waterstone Financial, Inc.†(a)	6,105
800	Webster Financial Corp.	24,944
1,700	Weingarten Realty Investors(b)	46,614
51,892	Wells Fargo & Co.	2,355,897
383	Westamerica Bancorporation(a)	21,624
1,150	Western Alliance Bancorp†	27,439
200	Westfield Financial, Inc.	1,492
80	White Mountains Insurance Group, Ltd.	48,246

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2013

Shares		Value
Financials (continued)
700	Wilshire Bancorp, Inc.	$7,651
500	Wintrust Financial Corp.	23,060
1,630	Zions Bancorporation(a)	48,835
400	ZipRealty, Inc.†	2,240
		34,770,052
Health Care — 12.1%
15,525	Abbott Laboratories	595,073
15,025	AbbVie, Inc.	793,470
100	ACADIA Pharmaceuticals, Inc.†(a)	2,499
300	Accretive Health, Inc.†	2,748
1,350	Actavis PLC†	226,800
3,619	Aetna, Inc.	248,227
200	Affymetrix, Inc.†	1,714
3,746	Agilent Technologies, Inc.	214,234
300	Air Methods Corp.†(a)	17,499
400	Akorn, Inc.†	9,852
700	Albany Molecular Research, Inc.†	7,056
500	Alere, Inc.†(a)	18,100
1,800	Alexion Pharmaceuticals, Inc.†	239,508
750	Align Technology, Inc.†	42,862
1,000	Alkermes PLC†	40,660
3,158	Allergan, Inc.	350,791
140	Alliance HealthCare Services, Inc.†	3,464
1,500	Allscripts Healthcare Solutions, Inc.†(a)	23,190
496	Alnylam Pharmaceuticals, Inc.†	31,908
100	AMAG Pharmaceuticals, Inc.†	2,427
201	Amedisys, Inc.†	2,941
600	American Caresource Holdings, Inc.†(a)	984
2,280	AmerisourceBergen Corp., Class A	160,307
6,732	Amgen, Inc.	768,525
300	Amicus Therapeutics, Inc.†(a)	705
250	AMN Healthcare Services, Inc.†	3,675
400	Amsurg Corp., Class A†	18,368
500	Anika Therapeutics, Inc.†(a)	19,080
300	Arena Pharmaceuticals, Inc.†(a)	1,755
1,000	Ariad Pharmaceuticals, Inc.†(a)	6,820
1,000	Auxilium Pharmaceuticals, Inc.†	20,740
5,513	Baxter International, Inc.	383,429
2,165	Becton Dickinson and Co.	239,211
200	Biodel, Inc.†(a)	460
2,086	Biogen Idec, Inc.†	583,558
1,000	BioMarin Pharmaceutical, Inc.†	70,270
200	Bio-Rad Laboratories, Inc., Class A†	24,722
13,689	Boston Scientific Corp.†	164,542
16,450	Bristol-Myers Squibb Co.	874,317
1,000	Brookdale Senior Living, Inc., Class A†(a)	27,180
1,000	Bruker Corp.†	19,770
200	BSD Medical Corp.†	238
825	C.R. Bard, Inc.(a)	110,500
700	Cadence Pharmaceuticals, Inc.†(a)	6,335
1,850	Cambrex Corp.†	32,986
100	Capital Senior Living Corp.†(a)	2,399
3,211	Cardinal Health, Inc.	214,527
2,293	CareFusion Corp.†	91,307
1,960	Catamaran Corp.†	93,061
4,532	Celgene Corp.†	765,727
226	Cell Therapeutics, Inc.†(a)	434
27	Celldex Therapeutics, Inc.†(a)	654
500	Cepheid, Inc.†(a)	23,360
2,200	Cerner Corp.†	122,628
500	Charles River Laboratories International, Inc.†	26,520
3,050	Cigna Corp.	266,814
200	Cleveland Biolabs, Inc.†(a)	234
37	Codexis, Inc.†	52
1,100	Community Health Systems, Inc.†	43,197
100	Computer Programs & Systems, Inc.(a)	6,181

Shares		Value
Health Care (continued)
300	CONMED Corp.(a)	$12,750
400	Cooper Cos., Inc. (The)(a)	49,536
1,500	Cornerstone Therapeutics, Inc.†	14,235
550	Covance, Inc.†	48,433
500	Cubist Pharmaceuticals, Inc.†(a)	34,435
300	Cyberonics, Inc.†	19,653
91	Cynosure, Inc., Class A†(a)	2,428
2,300	Cytori Therapeutics, Inc.†(a)	5,911
1,658	DaVita HealthCare Partners, Inc.†	105,067
1,700	Dendreon Corp.†(a)	5,083
1,075	DENTSPLY International, Inc.	52,116
100	Dyax Corp.†	753
1,100	Edwards Lifesciences Corp.†(a)	72,336
10,645	Eli Lilly & Co.(a)	542,895
793	Emergent Biosolutions, Inc.†	18,231
889	Emeritus Corp.†	19,229
800	Endo Health Solutions, Inc.†(a)	53,968
800	Exelixis, Inc.†(a)	4,904
8,740	Express Scripts Holding Co.†	613,898
100	Five Star Quality Care, Inc.†(a)	549
2,725	Forest Laboratories, Inc.†	163,582
116	Furiex Pharmaceuticals, Inc.†(a)	4,873
500	Galena Biopharma, Inc.†(a)	2,480
200	Genomic Health, Inc.†	5,854
50	Gentiva Health Services, Inc.†(a)	620
1,100	Geron Corp.†	5,214
13,750	Gilead Sciences, Inc.†	1,033,312
450	GTx, Inc.†(a)	742
1,700	Halozyme Therapeutics, Inc.†(a)	25,483
500	HCA Holdings, Inc.†	23,855
3,350	Health Management Associates, Inc., Class A†	43,885
700	Health Net, Inc.†	20,769
1,100	HealthSouth Corp.	36,652
872	Henry Schein, Inc.†(a)	99,635
300	Hill-Rom Holdings, Inc.	12,402
2,452	Hologic, Inc.†	54,802
1,740	Hospira, Inc.†(a)	71,827
1,581	Humana, Inc.	163,191
200	ICU Medical, Inc.†	12,742
1,300	Idenix Pharmaceuticals, Inc.†(a)	7,774
400	IDEXX Laboratories, Inc.†(a)	42,548
888	Illumina, Inc.†	98,231
1,000	ImmunoGen, Inc.†	14,670
1,000	Impax Laboratories, Inc.†	25,120
1,300	Incyte Corp., Ltd.†	65,819
600	Infinity Pharmaceuticals, Inc.†	8,286
300	Integra LifeSciences Holdings Corp.†(a)	14,313
562	InterMune, Inc.†	8,278
365	Intuitive Surgical, Inc.†	140,189
1,000	Ironwood Pharmaceuticals, Inc., Class A†(a)	11,610
700	Isis Pharmaceuticals, Inc.†	27,888
30,485	Johnson & Johnson	2,792,121
300	Keryx Biopharmaceuticals, Inc.†(a)	3,885
1,075	Laboratory Corp. of America Holdings†(a)	98,223
200	LCA-Vision, Inc.†	780
600	LHC Group, Inc.†	14,424
1,833	Life Technologies Corp.†	138,941
565	LifePoint Hospitals, Inc.†	29,855
16	Ligand Pharmaceuticals, Inc., Class B†(a)	842
400	Magellan Health Services, Inc.†	23,964
1,600	MannKind Corp.†(a)	8,336
600	Masimo Corp.†	17,538
200	Maxygen, Inc.†	6
2,475	McKesson Corp.	399,465

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2013

Shares		Value
Health Care (continued)
400	MedAssets, Inc.†	$7,932
725	Medivation, Inc.†(a)	46,269
1,200	MEDNAX, Inc.†(a)	64,056
10,297	Medtronic, Inc.	590,945
29,330	Merck & Co., Inc.	1,467,966
100	Merge Healthcare, Inc.†(a)	232
200	Mettler-Toledo International, Inc.†(a)	48,518
600	MGC Diagnostics Corp.(a)	7,596
600	Molina Healthcare, Inc.†(a)	20,850
200	Momenta Pharmaceuticals, Inc.†	3,536
4,275	Mylan, Inc.†	185,535
500	Myriad Genetics, Inc.†(a)	10,490
300	National Healthcare Corp.	16,173
950	Nektar Therapeutics†	10,783
200	Neurocrine Biosciences, Inc.†	1,868
1,000	NuVasive, Inc.†	32,330
1,000	NxStage Medical, Inc.†	10,000
128	Oculus Innovative Sciences, Inc.†(a)	445
1,300	Omnicare, Inc.(a)	78,468
3,000	Opko Health, Inc.†(a)	25,320
750	Orexigen Therapeutics, Inc.†(a)	4,223
700	Owens & Minor, Inc.(a)	25,592
600	PAREXEL International Corp.†	27,108
950	Patterson Cos., Inc.(a)	39,140
800	PDI, Inc.†	3,848
1,100	PDL BioPharma, Inc.(a)	9,284
1,517	PerkinElmer, Inc.	62,546
5	Pernix Therapeutics Holdings†(a)	13
850	Perrigo Co. PLC	130,441
69,287	Pfizer, Inc.	2,122,261
575	Pharmacyclics, Inc.†(a)	60,824
381	PharMerica Corp.†	8,191
400	Pozen, Inc.	3,216
350	Prestige Brands Holdings, Inc.†	12,530
800	Progenics Pharmaceuticals, Inc.†	4,264
200	Providence Service Corp. (The)†	5,144
1,575	Quest Diagnostics, Inc.(a)	84,325
800	Questcor Pharmaceuticals, Inc.(a)	43,560
600	Regeneron Pharmaceuticals, Inc.†(a)	165,144
1,800	ResMed, Inc.(a)	84,744
1,600	Rigel Pharmaceuticals, Inc.†	4,560
418	RTI Surgical, Inc.†	1,480
600	Sagent Pharmaceuticals, Inc.†	15,228
600	Salix Pharmaceuticals, Ltd.†	53,964
300	Sangamo Biosciences, Inc.†(a)	4,167
1,500	Seattle Genetics, Inc.†	59,835
1,000	Select Medical Holdings Corp.(a)	11,610
1,500	Sequenom, Inc.†(a)	3,510
600	Simulations Plus, Inc.(a)	3,030
350	Sirona Dental Systems, Inc.†	24,570
700	Skilled Healthcare Group, Inc., Class A†	3,367
600	Solta Medical, Inc.†	1,770
2,700	St. Jude Medical, Inc.	167,265
650	STERIS Corp.	31,233
3,720	Stryker Corp.	279,521
200	Symmetry Medical, Inc.†	2,016
400	Synta Pharmaceuticals Corp.†(a)	2,096
1,000	Team Health Holdings, Inc.†	45,550
500	Techne Corp.	47,335
500	Teleflex, Inc.(a)	46,930
931	Tenet Healthcare Corp.†	39,214
1,000	Theravance, Inc.†(a)	35,650
3,840	Thermo Fisher Scientific, Inc.	427,584
600	Thoratec Corp.†	21,960
80	Transcept Pharmaceuticals, Inc.†	269
600	Triple-S Management Corp., Class B†	11,664
600	United Therapeutics Corp.†(a)	67,848

Shares		Value
Health Care (continued)
10,230	UnitedHealth Group, Inc.	$770,319
500	Universal American Corp.(a)	3,650
1,100	Universal Health Services, Inc., Class B	89,386
1,200	Varian Medical Systems, Inc.†(a)	93,228
500	VCA Antech, Inc.†	15,680
17	Venaxis, Inc.†	36
1,750	Vertex Pharmaceuticals, Inc.†	130,025
700	ViroPharma, Inc.†	34,895
500	Volcano Corp.†(a)	10,925
1,000	Waters Corp.†(a)	100,000
3,063	WellPoint, Inc.	282,990
2,036	Zimmer Holdings, Inc.	189,735
		24,181,836
Industrials — 11.6%
675	3D Systems Corp.†(a)	62,728
6,785	3M Co.	951,596
300	Acacia Research Corp.(a)	4,362
453	ACCO Brands Corp.†(a)	3,044
300	Acme United Corp.(a)	4,470
590	Actuant Corp., Class A(a)	21,618
300	Acuity Brands, Inc.(a)	32,796
2,500	ADT Corp.(a)	101,175
1,100	AECOM Technology Corp.†	32,373
850	AGCO Corp.	50,311
1,000	Air Lease Corp., Class A	31,080
1,200	Aircastle, Ltd.	22,992
600	Alaska Air Group, Inc.	44,022
100	Albany International Corp., Class A	3,593
250	Alliant Techsystems, Inc.	30,420
100	AMERCO†	23,784
1,718	American Airlines Group, Inc.†(a)	43,379
2,362	AMETEK, Inc.	124,407
3,275	AMR Corp., Escrow†	—
1,500	AMREP Corp.†(a)	10,455
500	Apogee Enterprises, Inc.(a)	17,955
200	Armstrong World Industries, Inc.†	11,522
200	Astec Industries, Inc.	7,726
1,100	Avery Dennison Corp.	55,209
992	Avis Budget Group, Inc.†(a)	40,097
600	AZZ, Inc.(a)	29,316
1,075	B/E Aerospace, Inc.†	93,557
1,437	Babcock & Wilcox Co. (The)	49,131
600	Barnes Group, Inc.	22,986
500	Blount International, Inc.†	7,235
900	BlueLinx Holdings, Inc.†(a)	1,755
7,215	Boeing Co. (The)	984,775
445	Brady Corp., Class A	13,764
450	Brink's Co. (The)	15,363
450	Builders FirstSource, Inc.†	3,213
500	Carlisle Cos., Inc.	39,700
100	Casella Waste Systems, Inc., Class A†	580
6,606	Caterpillar, Inc.	599,891
1,300	CBIZ, Inc.†(a)	11,856
400	CDI Corp.	7,412
400	Ceco Environmental Corp.	6,468
300	Celadon Group, Inc.	5,844
800	Cenveo, Inc.†(a)	2,752
1,525	CH Robinson Worldwide, Inc.(a)	88,969
400	Chart Industries, Inc.†(a)	38,256
77	Chicago Bridge & Iron Co. NV(a)	6,402
1,032	Cintas Corp.(a)	61,497
400	CLARCOR, Inc.	25,740
540	Clean Harbors, Inc.†	32,378
300	Coleman Cable, Inc.	7,866
825	Colfax Corp.†	52,544
400	Columbus McKinnon Corp.†	10,856
900	Comfort Systems USA, Inc.	17,451

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2013

Shares		Value
Industrials (continued)
300	Commercial Vehicle Group, Inc.†(a)	$2,181
550	Con-way, Inc.(a)	21,840
1,400	Copart, Inc.†	51,310
1,750	Covanta Holding Corp.(a)	31,062
100	Covenant Transportation Group, Inc., Class A†	821
300	Crane Co.	20,175
9,950	CSX Corp.	286,261
1,805	Cummins, Inc.	254,451
300	Curtiss-Wright Corp.	18,669
6,136	Danaher Corp.	473,699
3,813	Deere & Co.(a)	348,241
8,450	Delta Air Lines, Inc.	232,122
1,225	Donaldson Co., Inc.	53,238
1,758	Dover Corp.	169,717
500	Dun & Bradstreet Corp.(a)	61,375
100	DXP Enterprises, Inc.†	11,520
400	Dynamic Materials Corp.	8,696
450	Eagle Bulk Shipping, Inc.†(a)	2,066
5,050	Eaton Corp. PLC	384,406
500	EMCOR Group, Inc.	21,220
7,353	Emerson Electric Co.	516,034
700	Empire Resources, Inc.(a)	2,425
550	Encore Wire Corp.	29,810
500	Energy Recovery, Inc.†(a)	2,780
300	EnerNOC, Inc.†	5,163
500	EnerSys, Inc.	35,045
179	Engility Holdings, Inc.†	5,979
50	Ennis, Inc.	885
1,375	Equifax, Inc.	94,999
200	ESCO Technologies, Inc.	6,852
2,200	Exelis, Inc.	41,932
2,425	Expeditors International of Washington, Inc.(a)	107,306
3,000	Fastenal Co.(a)	142,530
1,000	Federal Signal Corp.†	14,650
2,759	FedEx Corp.	396,661
1,515	Flowserve Corp.	119,427
1,500	Fluor Corp.(a)	120,435
1,900	Fortune Brands Home & Security, Inc.	86,830
600	Franklin Electric Co., Inc.	26,784
500	FreightCar America, Inc.	13,310
600	FTI Consulting, Inc.†	24,684
700	Fuel Tech, Inc.†	4,963
500	FuelCell Energy, Inc.†(a)	705
300	Furmanite Corp.†	3,186
200	GATX Corp.(a)	10,434
1,500	GenCorp, Inc.†(a)	27,030
625	General Cable Corp.	18,381
2,840	General Dynamics Corp.	271,362
108,246	General Electric Co.	3,034,136
475	Genessee & Wyoming, Inc., Class A†	45,624
508	Gorman-Rupp Co. (The)	16,966
487	Graco, Inc.	38,044
1,350	GrafTech International, Ltd.†(a)	15,160
400	Granite Construction, Inc.	13,992
1,500	Great Lakes Dredge & Dock Corp.†	13,800
550	Greenbrier Cos., Inc.†	18,062
350	Griffon Corp.	4,623
850	Hardinge, Inc.	12,300
1,200	Harsco Corp.	33,636
1,500	Hawaiian Holdings, Inc.†(a)	14,445
200	Heidrick & Struggles International, Inc.	4,028
600	Herman Miller, Inc.	17,712
2,150	Hertz Global Holdings, Inc.†	61,533
1,550	Hexcel Corp.†	69,269
300	Hill International, Inc.†	1,185

Shares		Value
Industrials (continued)
400	HNI Corp.(a)	$15,532
8,430	Honeywell International, Inc.	770,249
300	Hubbell, Inc., Class B	32,670
525	Huntington Ingalls Industries, Inc.	47,255
400	Hurco Cos., Inc.	10,004
200	Huron Consulting Group, Inc.†	12,544
400	Hyster-Yale Materials Handling, Inc.	37,264
975	IDEX Corp.	72,004
450	IHS, Inc., Class A†	53,865
1,000	II-VI, Inc.†	17,600
3,866	Illinois Tool Works, Inc.	325,053
875	Industrial Services of America, Inc.†(a)	2,769
500	InnerWorkings, Inc.†	3,895
100	Innovative Solutions & Support, Inc.†	729
36	Insperity, Inc.	1,301
500	Integrated Electrical Services, Inc.†	2,695
1,300	Interface, Inc., Class A	28,548
400	International Shipholding Corp.	11,800
400	Intersections, Inc.(a)	3,116
1,796	Iron Mountain, Inc.	54,509
1,100	ITT Corp.	47,762
1,000	Jacobs Engineering Group, Inc.†	62,990
1,075	JB Hunt Transport Services, Inc.	83,097
2,525	JetBlue Airways Corp.†(a)	21,589
251	John Bean Technologies Corp.	7,362
1,075	Joy Global, Inc.(a)	62,877
200	Kadant, Inc.	8,104
1,115	Kansas City Southern	138,070
1,000	KAR Auction Services, Inc.	29,550
1,550	KBR, Inc.	49,429
400	Kelly Services, Inc., Class A	9,976
500	Kennametal, Inc.(a)	26,035
150	Kforce, Inc.	3,069
700	Kimball International, Inc., Class B	10,521
600	Kirby Corp.†(a)	59,550
387	Knight Transportation, Inc.(a)	7,098
500	Knoll, Inc.	9,155
10	Kratos Defense & Security Solutions, Inc.†	77
1,075	L-3 Communications Holdings, Inc.	114,875
600	Landstar System, Inc.(a)	34,470
600	Layne Christensen Co.†	10,248
657	Lennox International, Inc.	55,884
1,000	Lincoln Electric Holdings, Inc.	71,340
200	Lindsay Corp.(a)	16,550
100	LMI Aerospace, Inc.†(a)	1,474
3,027	Lockheed Martin Corp.	449,994
700	LSI Industries, Inc.	6,069
1,600	Manitowoc Co., Inc. (The)(a)	37,312
1,002	Manpowergroup, Inc.	86,032
150	Marten Transport, Ltd.	3,029
3,250	Masco Corp.	74,003
1,000	MasTec, Inc.†(a)	32,720
450	Matson, Inc.	11,749
1,550	Meritor, Inc.†	16,167
3,150	Metalico, Inc.†	6,520
300	Mfri, Inc.†	4,305
199	Middleby Corp.†	47,754
406	Mobile Mini, Inc.	16,719
300	MSC Industrial Direct Co., Inc., Class A	24,261
1,900	Mueller Water Products, Inc., Class A	17,803
200	NACCO Industries, Inc., Class A	12,438
1,500	Navigant Consulting, Inc.†	28,800
700	Navistar International Corp.†(a)	26,733
500	NCI Building Systems, Inc.†	8,770
600	Nordson Corp.(a)	44,580
3,100	Norfolk Southern Corp.	287,773

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2013

Shares		Value
Industrials (continued)
2,300	Northrop Grumman Corp.	$263,603
900	Old Dominion Freight Line, Inc.†	47,718
100	On Assignment, Inc.†	3,492
500	Orion Energy Systems, Inc.†	3,400
1,000	Oshkosh Corp.	50,380
1,250	Owens Corning†	50,900
3,755	PACCAR, Inc.(a)	222,183
3,000	Pacer International, Inc.†	24,780
1,250	Pall Corp.	106,688
1,424	Parker Hannifin Corp.	183,183
2,025	Pentair, Ltd.	157,282
600	Pike Corp.†	6,342
2,125	Pitney Bowes, Inc.(a)	49,512
300	Polypore International, Inc.†(a)	11,670
250	PowerSecure International, Inc.†	4,292
1,620	Precision Castparts Corp.	436,266
1,000	Quanex Building Products Corp.(a)	19,920
2,450	Quanta Services, Inc.†	77,322
600	Raven Industries, Inc.(a)	24,684
3,050	Raytheon Co.	276,635
400	Regal-Beloit Corp.	29,488
1,500	Republic Airways Holdings, Inc.†	16,035
3,218	Republic Services, Inc., Class A	106,838
200	Resources Connection, Inc.	2,866
1,700	Robert Half International, Inc.	71,383
1,540	Rockwell Automation, Inc.	181,966
1,425	Rockwell Collins, Inc.(a)	105,336
1,050	Rollins, Inc.	31,804
913	Roper Industries, Inc.	126,615
1,000	RPX Corp., Class Comdty (histrt)†	16,900
1,850	RR Donnelley & Sons Co.(a)	37,518
75	Rush Enterprises, Inc., Class A†(a)	2,224
400	Ryder System, Inc.	29,512
225	Saia, Inc.†	7,211
300	SIFCO Industries, Inc.	8,421
50	Simpson Manufacturing Co., Inc.	1,837
1,100	SkyWest, Inc.	16,313
600	Snap-on, Inc.	65,712
5,574	Southwest Airlines Co.	105,014
1,000	Spirit Aerosystems Holdings, Inc., Class A†	34,080
100	Spirit Airlines, Inc.†	4,541
584	SPX Corp.	58,172
270	Standard Register Co.†(a)	1,858
50	Standex International Corp.	3,144
1,000	Steelcase, Inc., Class A	15,860
775	Stericycle, Inc.†	90,032
1,000	Swift Transportation Co., Class A†(a)	22,210
100	Sypris Solutions, Inc.	306
500	TAL International Group, Inc.(a)	28,675
200	Taser International, Inc.†	3,176
500	Team, Inc.†	21,170
500	Tecumseh Products Co., Class A†(a)	4,525
250	Tennant Co.(a)	16,953
1,300	Terex Corp.(a)	54,587
743	Tetra Tech, Inc.†	20,789
700	Textainer Group Holdings, Ltd.(a)	28,154
2,400	Textron, Inc.	88,224
800	Timken Co.	44,056
312	Titan International, Inc.(a)	5,610
600	Toro Co. (The)	38,160
700	Towers Watson & Co., Class A	89,327
600	TransDigm Group, Inc.	96,612
100	TRC Cos., Inc.†	714
300	Trex Co., Inc.†	23,859
100	Trimas Corp.†	3,989
900	Trinity Industries, Inc.	49,068

Shares		Value
Industrials (continued)
300	Triumph Group, Inc.	$22,821
800	TrueBlue, Inc.†	20,624
500	Tutor Perini Corp.†	13,150
400	Twin Disc, Inc.(a)	10,356
200	Ultralife Corp.†	710
200	UniFirst Corp.	21,400
4,572	Union Pacific Corp.	768,096
2,980	United Continental Holdings, Inc.†	112,733
7,221	United Parcel Service, Inc., Class B	758,783
1,008	United Rentals, Inc.†	78,573
9,320	United Technologies Corp.	1,060,616
850	URS Corp.	45,042
500	US Ecology, Inc.	18,595
900	UTi Worldwide, Inc.(a)	15,804
259	Valmont Industries, Inc.(a)	38,622
1,500	Verisk Analytics, Inc., Class A†	98,580
400	Viad Corp.	11,112
300	Vicor Corp.†(a)	4,026
750	Volt Information Sciences, Inc.†(a)	7,493
50	Wabash National Corp.†(a)	618
591	WABCO Holdings, Inc.†	55,205
600	Wabtec Corp.	44,562
1,462	Waste Connections, Inc.	63,787
4,050	Waste Management, Inc.	181,724
300	Watts Water Technologies, Inc., Class A	18,561
250	Werner Enterprises, Inc.(a)	6,183
600	WESCO International, Inc.†(a)	54,642
500	Woodward, Inc.	22,805
10	WP Stewart & Co., Ltd.†	—
585	WW Grainger, Inc.	149,421
2,200	Xylem, Inc.	76,120
		23,266,783
Information Technology — 18.0%
546	Accelrys, Inc.†	5,209
95	ACI Worldwide, Inc.†	6,175
4,638	Activision Blizzard, Inc.(a)	82,696
800	Acxiom Corp.†	29,584
600	ADDvantage Technologies Group, Inc.†(a)	1,614
5,087	Adobe Systems, Inc.†	304,610
600	ADTRAN, Inc.	16,206
700	Advanced Energy Industries, Inc.†	16,002
6,750	Advanced Micro Devices, Inc.†(a)	26,122
1,000	Advent Software, Inc.	34,990
500	Aehr Test Systems†	1,545
1,000	Aeroflex Holding Corp.†	6,500
500	Agilysys, Inc.†(a)	6,960
1,959	Akamai Technologies, Inc.†	92,426
450	Alliance Data Systems Corp.†(a)	118,318
2,950	Altera Corp.(a)	95,963
1,050	Amkor Technology, Inc.†(a)	6,436
1,625	Amphenol Corp., Class A	144,917
300	ANADIGICS, Inc.†(a)	552
2,875	Analog Devices, Inc.	146,424
200	Anaren, Inc.†	5,598
922	ANSYS, Inc.†	80,398
716	AOL, Inc.†(a)	33,380
9,630	Apple, Inc.	5,403,489
13,633	Applied Materials, Inc.	241,168
1,500	Applied Micro Circuits Corp.†	20,070
854	ARRIS Group, Inc.†(a)	20,808
1,350	Arrow Electronics, Inc.†	73,237
1,500	Aruba Networks, Inc.†(a)	26,850
700	Aspen Technology, Inc.†	29,260
100	Astea International, Inc.†	255
5,250	Atmel Corp.†	41,107
486	ATMI, Inc.†	14,682

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2013

Shares		Value
Information Technology (continued)
2,200	Autodesk, Inc.†	$110,726
5,165	Automatic Data Processing, Inc.	417,384
1,778	Aviat Networks, Inc.†(a)	4,018
1,275	Avnet, Inc.	56,240
1,000	AVX Corp.	13,930
289	Axcelis Technologies, Inc.†	705
200	Badger Meter, Inc.	10,900
300	Bel Fuse, Inc., Class B	6,393
1,150	Benchmark Electronics, Inc.†	26,542
298	Black Box Corp.(a)	8,880
300	Blackbaud, Inc.	11,295
250	Blucora, Inc.†	7,290
1,000	Booz Allen Hamilton Holding Corp., Class A	19,150
5,465	Broadcom Corp., Class A	162,037
1,250	Broadridge Financial Solutions, Inc.	49,400
7,350	Brocade Communications Systems, Inc.†	65,194
106	Brooks Automation, Inc.	1,112
100	BTU International, Inc.†	292
3,472	CA, Inc.	116,833
100	Cabot Microelectronics Corp.†	4,570
2,402	Cadence Design Systems, Inc.†(a)	33,676
175	Calix, Inc.†	1,687
200	Callidus Software, Inc.†	2,746
200	Cascade Microtech, Inc.†	1,864
500	Cavium, Inc.†	17,255
900	CIBER, Inc.†	3,726
997	Ciena Corp.†(a)	23,858
200	Cinedigm Corp., Class A†(a)	404
400	Cirrus Logic, Inc.†(a)	8,172
56,598	Cisco Systems, Inc.	1,270,625
1,800	Citrix Systems, Inc.†	113,850
1,000	Cognex Corp.†	38,180
3,175	Cognizant Technology Solutions Corp., Class A†	320,611
400	Coherent, Inc.†	29,756
375	CommVault Systems, Inc.†	28,080
1,330	Computer Sciences Corp.	74,320
2,025	Compuware Corp.	22,700
400	comScore, Inc.†	11,444
100	Comtech Telecommunications Corp.	3,152
425	Concur Technologies, Inc.†(a)	43,851
400	Constant Contact, Inc.†	12,428
1,300	Convergys Corp.	27,365
1,152	CoreLogic, Inc.†	40,931
500	Cornerstone OnDemand, Inc.†	26,670
15,969	Corning, Inc.	284,568
325	CoStar Group, Inc.†	59,988
100	Cray, Inc.†(a)	2,746
900	Cree, Inc.†	56,313
200	Crexendo, Inc.†(a)	606
1,128	CSG Systems International, Inc.(a)	33,163
100	CTS Corp.	1,991
1,625	Cypress Semiconductor Corp.	17,062
800	Daktronics, Inc.	12,544
600	Datalink Corp.†	6,540
500	Dealertrack Technologies, Inc.†	24,040
1,000	Demand Media, Inc.†	5,770
388	Dice Holdings, Inc.†	2,813
650	Diebold, Inc.(a)	21,456
51	Digital Ally, Inc.†	469
700	Digital River, Inc.†	12,950
300	Diodes, Inc.†	7,068
200	Document Security Systems, Inc.†(a)	414
600	Dolby Laboratories, Inc., Class A†(a)	23,136
400	DST Systems, Inc.	36,296
1,421	EarthLink Holdings Corp.	7,204
Shares		Value
Information Technology (continued)
12,050	eBay, Inc.†	$661,425
331	Ebix, Inc.(a)	4,872
150	Echelon Corp.†	323
400	EchoStar Corp., Class A†	19,888
100	Electro Scientific Industries, Inc.	1,046
3,600	Electronic Arts, Inc.†	82,584
729	Electronics For Imaging, Inc.†	28,234
22,779	EMC Corp.(a)	572,892
125	Emcore Corp.†(a)	640
1,000	Emulex Corp.†(a)	7,160
1,836	Entegris, Inc.†	21,298
1,500	Epiq Systems, Inc.	24,315
400	Equinix, Inc.†(a)	70,980
500	Exar Corp.†	5,895
200	Extreme Networks, Inc.†	1,400
900	F5 Networks, Inc.†	81,774
13,184	Facebook, Inc., Class A†	720,637
550	FactSet Research Systems, Inc.(a)	59,719
200	Fair Isaac Corp.	12,568
1,250	Fairchild Semiconductor International, Inc., Class A†	16,687
900	FalconStor Software, Inc.†	1,215
200	FARO Technologies, Inc.†	11,660
2,610	Fidelity National Information Services, Inc.	140,105
1,200	Finisar Corp.†(a)	28,704
700	First Solar, Inc.†	38,248
2,646	Fiserv, Inc.†(a)	156,246
350	FleetCor Technologies, Inc.†	41,009
1,500	FLIR Systems, Inc.	45,150
350	FormFactor, Inc.†	2,107
255	Forrester Research, Inc.	9,756
1,000	Fortinet, Inc.†	19,130
1,000	Freescale Semiconductor, Ltd.†	16,050
1,100	Gartner, Inc.†	78,155
1,000	Genpact, Ltd.†	18,370
102	GigOptix, Inc.†	156
1,850	Global Cash Access Holdings, Inc.†	18,482
1,050	Global Payments, Inc.(a)	68,240
400	Glu Mobile, Inc.†(a)	1,556
2,730	Google, Inc., Class A†	3,059,538
1,100	GT Advanced Technologies, Inc.†(a)	9,592
200	Guidance Software, Inc.†(a)	2,020
800	Harmonic, Inc.†	5,904
1,225	Harris Corp.	85,517
19,927	Hewlett-Packard Co.	557,557
300	Hittite Microwave Corp.†	18,519
1,100	Hutchinson Technology, Inc.†(a)	3,520
1,000	IAC/InterActiveCorp.	68,690
100	ID Systems, Inc.†	579
8	iGO, Inc.†	21
50	Ikanos Communications, Inc.†	60
600	Infinera Corp.†(a)	5,868
1,075	Informatica Corp.†	44,612
2,100	Ingram Micro, Inc., Class A†	49,266
500	Insight Enterprises, Inc.†	11,355
1,560	Integrated Device Technology, Inc.†	15,896
400	Integrated Silicon Solution, Inc.†	4,836
53,043	Intel Corp.	1,376,996
350	Interactive Intelligence Group, Inc.†	23,576
600	InterDigital, Inc.(a)	17,694
371	Internap Network Services Corp.†	2,790
10,480	International Business Machines Corp.	1,965,734
350	International Rectifier Corp.†	9,124
600	Interphase Corp.†	2,325
850	Intersil Corp., Class A	9,750
2,675	Intuit, Inc.(a)	204,156

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2013

Shares		Value
Information Technology (continued)
381	IPG Photonics Corp.†(a)	$29,569
500	Itron, Inc.†	20,715
1,200	Ixia†(a)	15,972
800	IXYS Corp.	10,376
450	j2 Global, Inc.(a)	22,505
2,400	Jabil Circuit, Inc.	41,856
1,000	Jack Henry & Associates, Inc.	59,210
3,203	JDS Uniphase Corp.†(a)	41,575
4,265	Juniper Networks, Inc.†	96,261
233	Kemet Corp.†(a)	1,314
600	Key Tronic Corp.†	6,612
1,275	KLA-Tencor Corp.(a)	82,187
400	Kulicke & Soffa Industries, Inc.†	5,320
1,787	Lam Research Corp.†	97,302
200	Lattice Semiconductor Corp.†	1,102
981	Leidos Holdings, Inc.†(a)	45,607
500	Lender Processing Services, Inc.	18,690
375	Lexmark International, Inc., Class A	13,320
2,100	Limelight Networks, Inc.†	4,158
1,725	Linear Technology Corp.(a)	78,574
1,123	LinkedIn Corp., Class A†	243,500
200	Littelfuse, Inc.	18,586
193	Local Corp.†(a)	305
200	LoJack Corp.†(a)	722
100	LRAD Corp.†(a)	188
6,096	LSI Corp.	67,178
200	Marchex, Inc., Class B†	1,730
5,750	Marvell Technology Group, Ltd.	82,685
1,073	MasterCard, Inc., Class A	896,449
400	Mattson Technology, Inc.†(a)	1,096
1,900	Maxim Integrated Products, Inc.(a)	53,029
200	Measurement Specialties, Inc.†	12,138
42	Mediabistro, Inc.†	133
1,200	Mentor Graphics Corp.	28,884
100	Mercury Systems, Inc.†(a)	1,095
400	Methode Electronics, Inc.	13,676
600	Micrel, Inc.(a)	5,922
1,537	Microchip Technology, Inc.(a)	68,781
10,552	Micron Technology, Inc.†	229,612
500	MICROS Systems, Inc.†(a)	28,685
650	Microsemi Corp.†	16,218
89,262	Microsoft Corp.	3,341,077
600	MKS Instruments, Inc.	17,964
662	MoneyGram International, Inc.†	13,756
500	Monolithic Power Systems, Inc.†	17,330
1,550	Monster Worldwide, Inc.†	11,052
100	MoSys, Inc.†(a)	552
2,960	Motorola Solutions, Inc.(a)	199,800
1	Move, Inc.†	16
328	Multi-Fineline Electronix, Inc.†(a)	4,556
200	Nanometrics, Inc.†	3,810
900	NAPCO Security Technologies, Inc.†(a)	5,652
1,012	National Instruments Corp.	32,404
1,925	NCR Corp.†	65,565
3,450	NetApp, Inc.	141,933
400	Netscout Systems, Inc.†	11,836
600	NetSuite, Inc.†	61,812
750	NeuStar, Inc., Class A†(a)	37,395
200	Newport Corp.†	3,614
1,000	NIC, Inc.	24,870
50	Novatel Wireless, Inc.†	119
3,050	Nuance Communications, Inc.†(a)	46,360
100	NVE Corp.†	5,828
5,825	NVIDIA Corp.(a)	93,317
21	Oclaro, Inc.†	52
600	OmniVision Technologies, Inc.†(a)	10,320
5,105	ON Semiconductor Corp.†	42,065

Shares		Value
Information Technology (continued)
285	OpenTable, Inc.†(a)	$22,620
37,055	Oracle Corp.	1,417,724
200	OSI Systems, Inc.†	10,622
100	PAR Technology Corp.†(a)	545
10	Parametric Sound Corp.†	139
600	Park Electrochemical Corp.	17,232
200	Parkervision, Inc.†(a)	910
3,650	Paychex, Inc.(a)	166,185
400	PCM, Inc.†	4,108
300	Pegasystems, Inc.	14,754
100	Pericom Semiconductor Corp.†	886
8	Pfsweb, Inc.†	73
33	Pixelworks, Inc.†	159
100	Planar Systems, Inc.†	254
450	Plantronics, Inc.	20,903
100	PLX Technology, Inc.†(a)	658
2,225	PMC - Sierra, Inc.†	14,307
1,900	Polycom, Inc.†	21,337
300	Power Integrations, Inc.	16,746
220	PRGX Global, Inc.†	1,478
1,240	PTC, Inc.†	43,884
40	QAD, Inc., Class B	641
1,000	Qlik Technologies, Inc.†	26,630
1,650	QLogic Corp.†	19,520
18,250	QUALCOMM, Inc.	1,355,063
900	Rackspace Hosting, Inc.†(a)	35,217
1,000	Rambus, Inc.†	9,470
1,000	RealD, Inc.†(a)	8,540
681	RealNetworks, Inc.†	5,142
1,490	Red Hat, Inc.†	83,500
600	Relm Wireless Corp.†(a)	2,022
2,627	RF Micro Devices, Inc.†(a)	13,555
1,427	Riverbed Technology, Inc.†	25,800
300	Rosetta Stone, Inc.†	3,666
1,020	Rovi Corp.†	20,084
340	Rudolph Technologies, Inc.†(a)	3,992
4,400	Salesforce.com, Inc.†(a)	242,836
2,325	SanDisk Corp.	164,006
1,833	Sanmina Corp.†	30,611
1,650	Sapient Corp.†	28,644
300	ScanSource, Inc.†	12,729
560	Science Applications International Corp.	18,519
600	Semtech Corp.†	15,168
300	ShoreTel, Inc.†	2,784
100	Silicon Image, Inc.†	615
500	Silicon Laboratories, Inc.†	21,655
1,707	Skyworks Solutions, Inc.†	48,752
500	SolarWinds, Inc.†	18,915
800	Solera Holdings, Inc.	56,608
4,725	Sonus Networks, Inc.†	14,884
100	Speed Commerce, Inc.†(a)	467
100	SS&C Technologies Holdings, Inc.†	4,426
3,575	SunEdison, Inc.†(a)	46,654
1,000	SunPower Corp., Class A†(a)	29,810
102	SYKES Enterprises, Inc.†	2,225
7,083	Symantec Corp.	167,017
300	SYNNEX Corp.†	20,220
1,417	Synopsys, Inc.†	57,488
300	Syntel, Inc.†(a)	27,285
550	Take-Two Interactive Software, Inc.†	9,553
700	Tech Data Corp.†	36,120
800	TechTarget, Inc.†(a)	5,488
1,800	Teradata Corp.†(a)	81,882
1,825	Teradyne, Inc.†(a)	32,157
100	Tessco Technologies, Inc.(a)	4,032
400	Tessera Technologies, Inc.	7,884
9,485	Texas Instruments, Inc.	416,486

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2013

Shares		Value
Information Technology (continued)
1,825	TIBCO Software, Inc.†	$41,026
800	TiVo, Inc.†	10,496
1,937	Total System Services, Inc.	64,463
100	Travelzoo, Inc.†	2,132
2,534	Trimble Navigation, Ltd.†	87,930
1,300	TriQuint Semiconductor, Inc.†	10,842
108	Trulia, Inc.†(a)	3,809
1,200	TTM Technologies, Inc.†(a)	10,296
800	Twitter, Inc.†(a)	50,920
500	Tyler Technologies, Inc.†	51,065
400	Ultimate Software Group, Inc.†	61,288
427	Unisys Corp.†(a)	14,334
114	United Online, Inc.	1,569
700	Universal Display Corp.†	24,052
311	Unwired Planet, Inc.†(a)	429
66	UTStarcom Holdings Corp.†	183
505	ValueClick, Inc.†(a)	11,802
450	VASCO Data Security International, Inc.†	3,479
1,015	VeriFone Systems, Inc.†	27,222
1,416	VeriSign, Inc.†(a)	84,648
55	Viasystems Group, Inc.†	752
475	VirnetX Holding Corp.†(a)	9,220
100	Virtusa Corp.†(a)	3,809
5,150	Visa, Inc., Class A	1,146,802
1,806	Vishay Intertechnology, Inc.†(a)	23,948
129	Vishay Precision Group, Inc.†(a)	1,921
585	VMware, Inc., Class A†	52,480
200	Web.com Group, Inc.†(a)	6,358
958	WebMD Health Corp., Class A†(a)	37,841
2,150	Western Digital Corp.	180,385
6,454	Western Union Co. (The)(a)	111,332
15	WPCS International, Inc.†	34
13,095	Xerox Corp.	159,366
2,175	Xilinx, Inc.	99,876
800	XO Group, Inc.†	11,888
9,375	Yahoo!, Inc.†	379,125
825	Zebra Technologies Corp., Class A†	44,616
1,000	Zygo Corp.†	14,780
		36,161,797
Materials — 3.6%
81	A Schulman, Inc.	2,856
1,995	Air Products & Chemicals, Inc.(a)	223,001
735	Airgas, Inc.	82,210
1,875	AK Steel Holding Corp.†(a)	15,375
1,000	Albemarle Corp.(a)	63,390
12,298	Alcoa, Inc.(a)	130,728
1,050	Allegheny Technologies, Inc.(a)	37,411
900	Allied Nevada Gold Corp.†(a)	3,195
500	AM Castle & Co.†	7,385
200	AMCOL International Corp.(a)	6,796
400	American Vanguard Corp.	9,716
850	Aptargroup, Inc.	57,638
717	Ashland, Inc.	69,578
348	Balchem Corp.	20,428
1,600	Ball Corp.	82,656
1,150	Bemis Co., Inc.	47,104
700	Cabot Corp.	35,980
500	Carpenter Technology Corp.	31,100
1,500	Celanese Corp., Class A	82,965
600	Century Aluminum Co.†(a)	6,276
619	CF Industries Holdings, Inc.	144,252
1,005	Chemtura Corp.†	28,060
1,400	Cliffs Natural Resources, Inc.(a)	36,694
1,110	Coeur Mining, Inc.†	12,043
1,300	Commercial Metals Co.	26,429
400	Compass Minerals International, Inc.(a)	32,020
1,800	Core Molding Technologies, Inc.†	24,660

Shares		Value
Materials (continued)
2,000	Crown Holdings, Inc.†	$89,140
600	Cytec Industries, Inc.	55,896
100	Deltic Timber Corp.	6,794
400	Domtar Corp.(a)	37,736
10,736	Dow Chemical Co. (The)	476,678
1,316	Eastman Chemical Co.	106,201
2,800	Ecolab, Inc.	291,956
9,996	EI du Pont de Nemours & Co.	649,440
1,000	Ferro Corp.†	12,830
1,300	Flotek Industries, Inc.†	26,091
1,275	FMC Corp.	96,211
10,169	Freeport-McMoRan Copper & Gold, Inc.	383,778
1,000	Friedman Industries, Inc.	8,500
500	Globe Specialty Metals, Inc.	9,005
2,900	Graphic Packaging Holding Co.†	27,840
2,000	Headwaters, Inc.†(a)	19,580
3,400	Hecla Mining Co.(a)	10,472
300	Horsehead Holding Corp.†(a)	4,863
2,150	Huntsman Corp.	52,890
700	International Flavors & Fragrances, Inc.	60,186
4,542	International Paper Co.	222,694
400	Intrepid Potash, Inc.†(a)	6,336
1,100	Louisiana-Pacific Corp.†(a)	20,361
400	Martin Marietta Materials, Inc.	39,976
1,200	McEwen Mining, Inc.†(a)	2,352
1,376	MeadWestvaco Corp.	50,816
380	Minerals Technologies, Inc.	22,827
800	Molycorp, Inc.†(a)	4,496
4,945	Monsanto Co.	576,340
3,050	Mosaic Co. (The)	144,173
200	Myers Industries, Inc.	4,224
100	NewMarket Corp.(a)	33,415
4,900	Newmont Mining Corp.	112,847
100	NL Industries, Inc.(a)	1,118
1,000	Noranda Aluminum Holding Corp.(a)	3,290
2,670	Nucor Corp.	142,525
770	Olin Corp.(a)	22,215
1,475	Owens-Illinois, Inc.†	52,776
975	Packaging Corp. of America	61,698
1,000	PH Glatfelter Co.	27,640
1,158	PolyOne Corp.	40,935
1,361	PPG Industries, Inc.	258,127
2,981	Praxair, Inc.	387,619
1,000	Reliance Steel & Aluminum Co.	75,840
400	Rock Tenn Co., Class A	42,004
600	Rockwood Holdings, Inc.	43,152
600	Royal Gold, Inc.(a)	27,642
1,300	RPM International, Inc.	53,963
700	Scotts Miracle-Gro Co. (The), Class A	43,554
1,300	Sealed Air Corp.	44,265
100	Senomyx, Inc.†	506
500	Sensient Technologies Corp.	24,260
806	Sherwin-Williams Co. (The)	147,901
1,200	Sigma-Aldrich Corp.(a)	112,812
700	Silgan Holdings, Inc.	33,614
775	Sonoco Products Co.	32,333
2,122	Southern Copper Corp.	60,923
2,800	Steel Dynamics, Inc.	54,712
1,600	Stillwater Mining Co.†(a)	19,744
564	SunCoke Energy, Inc.†	12,865
192	Texas Industries, Inc.†(a)	13,206
671	Tredegar Corp.(a)	19,331
500	UFP Technologies, Inc.†(a)	12,610
50	United States Lime & Minerals, Inc.†(a)	3,059
900	United States Steel Corp.(a)	26,550
900	Valspar Corp.	64,161
944	Vulcan Materials Co.	56,092

Wilshire Mutual Funds, Inc. Wilshire 5000 IndexSM Fund Schedule of Investments	December 31, 2013

Shares		Value
Materials (continued)
700	Walter Energy, Inc.(a)	$11,641
1,300	Wausau Paper Corp.(a)	16,484
100	Westlake Chemical Corp.	12,207
5,508	Weyerhaeuser Co.(b)	173,888
1,000	Worthington Industries, Inc.	42,080
400	WR Grace & Co.†	39,548
50	Zep, Inc.	908
		7,306,688
Telecommunication Services — 2.3%
600	Alaska Communications Systems Group, Inc.†	1,272
56,349	AT&T, Inc.	1,981,231
200	Atlantic Tele-Network, Inc.	11,314
5,610	CenturyLink, Inc.(a)	178,678
1,425	Cincinnati Bell, Inc.†	5,073
200	Cogent Communications Group, Inc.	8,082
87	Consolidated Communications Holdings, Inc.(a)	1,708
3,000	Crown Castle International Corp.†	220,290
11,886	Frontier Communications Corp.(a)	55,270
600	General Communication, Inc., Class A†(a)	6,690
16	IDT Corp., Class B	286
500	Inteliquent, Inc.	5,710
1,500	Leap Wireless International, Inc.†	26,100
1,374	Level 3 Communications, Inc.†	45,576
1,825	NII Holdings, Inc.†(a)	5,018
1,200	SBA Communications Corp., Class A†(a)	107,808
6,797	Sprint Corp.†(a)	73,068
8	Straight Path Communications, Inc.†(a)	66
7,550	T-Mobile US, Inc.(a)	253,982
975	tw telecom, Inc., Class A†	29,708
400	USA Mobility, Inc.	5,712
30,438	Verizon Communications, Inc.	1,495,723
600	Vonage Holdings Corp.†	1,998
7,091	Windstream Holdings, Inc.(a)	56,586
		4,576,949
Utilities — 3.0%
6,135	AES Corp. (The)	89,019
1,519	AGL Resources, Inc.(a)	71,742
1,100	Alliant Energy Corp.	56,760
2,800	Ameren Corp.(a)	101,248
5,330	American Electric Power Co., Inc.	249,124
2,000	American Water Works Co., Inc.	84,520
2,151	Aqua America, Inc.	50,742
1,100	Atmos Energy Corp.	49,962
1,000	Avista Corp.(a)	28,190
300	Black Hills Corp.	15,753
5,000	Calpine Corp.†(a)	97,550
4,600	CenterPoint Energy, Inc.(a)	106,628
400	Cleco Corp.	18,648
2,350	CMS Energy Corp.	62,909
3,250	Consolidated Edison, Inc.	179,660
6,040	Dominion Resources, Inc.	390,728
1,675	DTE Energy Co.	111,203
7,551	Duke Energy Corp.	521,095
11	Dynegy, Inc., Class A†(a)	237
3,050	Edison International	141,215
1,750	Entergy Corp.(a)	110,722
9,066	Exelon Corp.(a)	248,318
4,280	FirstEnergy Corp.	141,154
16	Genie Energy, Ltd., Class B†	163
1,305	Great Plains Energy, Inc.(a)	31,633
750	Hawaiian Electric Industries, Inc.(a)	19,545
500	IDACORP, Inc.(a)	25,920
700	Integrys Energy Group, Inc.(a)	38,087

Shares/Number of Rights		Value
Utilities (continued)
600	ITC Holdings Corp.	$57,492
2,125	MDU Resources Group, Inc.	64,919
950	National Fuel Gas Co.(a)	67,830
4,710	NextEra Energy, Inc.	403,270
3,215	NiSource, Inc.(a)	105,709
3,117	Northeast Utilities	132,130
3,577	NRG Energy, Inc.(a)	102,731
2,100	OGE Energy Corp.	71,190
2,050	ONEOK, Inc.(a)	127,469
1,000	Ormat Technologies, Inc.	27,210
2,650	Pepco Holdings, Inc.(a)	50,695
4,125	PG&E Corp.	166,155
700	Piedmont Natural Gas Co., Inc.	23,212
1,300	Pinnacle West Capital Corp.(a)	68,796
700	PNM Resources, Inc.	16,884
800	Portland General Electric Co.(a)	24,160
6,450	PPL Corp.	194,080
5,350	Public Service Enterprise Group, Inc.(a)	171,414
2,200	Questar Corp.	50,578
1,379	SCANA Corp.(a)	64,716
2,475	Sempra Energy(a)	222,156
9,325	Southern Co. (The)(a)	383,351
2,700	TECO Energy, Inc.(a)	46,548
1,300	UGI Corp.	53,898
933	Vectren Corp.(a)	33,122
950	Westar Energy, Inc., Class A(a)	30,562
350	WGL Holdings, Inc.	14,021
2,700	Wisconsin Energy Corp.(a)	111,618
5,375	Xcel Energy, Inc.	150,178
		6,078,569
Total Common Stock
(Cost $85,040,911)		199,117,677

SHORT-TERM INVESTMENT (c)(d) — 10.8%
21,632,734	Northern Trust Institutional Liquid Asset Portfolio, 0.010%	21,632,734

Total Short-Term Investment
(Cost $21,632,734)		21,632,734
RIGHTS — 0.0%

1,500	Cubist Pharmaceuticals, Inc.	2,025
2,700	Exco Resources	432
Total Rights (Cost $3,334)		2,457

WARRANTS — 0.0%
183	Dynegy, Inc., Expires 10/04/17	249
1	Magnum Hunter, Expires 04/20/16	—
1	Magnum Hunter Resources Corp., Expires 08/29/14	—
7	Tejon Ranch Co., Expires 08/31/16	37
Total Warrants (Cost $5,144)		286
Total Investments — 110.1%
(Cost $106,682,123)		220,753,154
Other Assets & Liabilities, Net — (10.1)%		(20,274,287)
NET ASSETS — 100.0%		$200,478,867

†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $21,386,251 (Note 6).
(b)	Real Estate Investment Trust.
(c)	Rate shown is the 7-day effective yield as of December 31, 2013.
(d)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $21,632,734.  Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $271,985 (Note 6).

LLC— Limited Liability Company
LP — Limited Partnership Investment
Ltd. — Limited
PLC— Public Limited Company
REIT — Real Estate Investment Trust

Amounts designated as “—” are either $0, or have been rounded to $0.

As of December 31, 2013, all of the Fund’s investments were considered Level 1, except for Magnum Hunter Resources Corp. Warrant, Maxygen, Inc., Orleans Homebuilders, Inc., Trico Marine Services, Inc. and WP Stewart & Co., Ltd. which are Level 3. At December 31, 2013, these investments were valued at $6. The value of Level 3 investments at December 31, 2012 was $9,936. A reconciliation of Level 3 investments is only presented when the Portfolio has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. For the year ended December 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2013, there have been no transfers between Level 2 and Level 3 assets and liabilities.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments	December 31, 2013

Shares		Value

COMMON STOCK — 96.8%
Argentina — 0.8%
3,500	MercadoLibre, Inc.(a)	$377,265

Australia — 0.8%
10,300	Australia & New Zealand Banking Group, Ltd.	297,342
20,000	Insurance Australia Group, Ltd.	104,132
		401,474
Bermuda — 1.6%
16,700	Lazard, Ltd., Class A(a)	756,844

Brazil — 1.9%
18,100	Banco Bradesco SA ADR	226,793
25,200	BRF SA ADR	525,924
12,620	Cia de Saneamento Basico do Estado de Sao Paulo ADR(a)	143,111
		895,828
Canada — 7.2%
4,700	Alimentation Couche Tard, Inc., Class B	353,435
13,600	Canadian National Railway Co.	775,472
6,100	Canadian National Railway Co.	347,767
5,300	Canadian Pacific Railway, Ltd.(a)	801,996
1,720	Canadian Pacific Railway, Ltd.	260,125
4,700	Husky Energy, Inc.	149,108
1,600	Magna International, Inc.	131,193
4,700	Pacific Rubiales Energy Corp.	81,147
8,400	Royal Bank of Canada	564,692
		3,464,935
China — 3.4%
33,000	Anhui Conch Cement Co., Ltd., Class H	122,779
476,000	Bank of China, Ltd., Class H	219,733
228,000	Bank of Communications Co., Ltd., Class H	161,346
16,000	Beijing Enterprises Holdings, Ltd.	158,932
2,100	NetEase, Inc. ADR(a)	165,060
92,620	PICC Property & Casualty Co., Ltd., Class H	137,733
34,400	Sinopharm Group Co., Ltd., Class H	98,968
413,000	Sun Art Retail Group, Ltd.	583,271
		1,647,822
Denmark — 3.1%
2,900	DSV A/S	95,214
4,300	Novo Nordisk ADR(a)	794,468
14,244	Novozymes A, Class B	601,670
		1,491,352
Finland — 1.4%
17,700	Pohjola Bank PLC, Class A	354,898
7,000	Sampo, Class A	344,070
		698,968
France — 4.2%
2,900	BNP Paribas	226,222
2,000	Christian Dior SA	378,564
1,400	Cie Generale des Etablissements Michelin, Class B	148,962
2,226	LVMH Moet Hennessy Louis Vuitton SA	406,678
3,800	Sanofi-Aventis SA	405,822
5,400	Societe Generale	314,014

Shares		Value
France (continued)
1,500	Sodexo	$152,112
		2,032,374
Germany — 5.8%
3,050	Adidas AG	388,931
3,700	BASF SE	394,917
4,090	Bayer AG	574,282
1,800	Bayerische Motoren Werke AG	211,380
1,110	Brenntag AG	206,012
14,100	Deutsche Telekom AG	242,946
2,950	Fresenius SE & Co. KGaA	453,637
3,700	SAP AG	320,871
		2,792,976
Hong Kong — 6.3%
48,000	China Overseas Land & Investment, Ltd.	135,487
65,000	Hutchison Whampoa, Ltd.	885,675
338,000	Lenovo Group, Ltd.(a)	412,029
78,000	SJM Holdings, Ltd.	262,195
91,000	Techtronic Industries Co.	259,197
16,700	Tencent Holdings, Ltd.	1,069,259
		3,023,842
India — 0.4%
3,100	Infosys, Ltd. ADR(a)	175,460

Indonesia — 0.2%
177,000	Bank Mandiri	114,556

Ireland — 3.0%
10,500	Covidien PLC	715,050
4,800	Perrigo Co. PLC	736,608
		1,451,658
Italy — 0.4%
7,300	Eni SpA	176,395

Japan — 11.1%
3,000	Astellas Pharma, Inc.	177,861
1,000	East Japan Railway Co.	79,658
3,300	FANUC Corp.	604,694
29,300	ITOCHU Corp.	362,225
5,800	Japan Tobacco, Inc.	188,725
6,400	JFE Holdings, Inc.	152,512
5,000	JGC Corp.	196,219
3,100	Miraca Holdings, Inc.	146,247
159,700	Mizuho Financial Group, Inc.	346,714
4,600	Nippon Telegraph & Telephone Corp.	247,758
24,700	Nissan Motor Co., Ltd.	206,986
9,000	Sekisui Chemical Co., Ltd.	110,444
10,000	Sekisui House, Ltd.	139,932
4,800	Seven & I Holdings Co., Ltd.	191,119
14,600	Sumitomo Corp.	183,495
4,600	Sumitomo Mitsui Financial Group, Inc.	239,215
4,900	Sundrug Co., Ltd.	218,875
9,700	Sysmex Corp.	572,932
6,200	Tokio Marine Holdings, Inc.	207,512
9,100	Toyota Motor Corp.	554,873
4,500	Unicharm Corp.	256,763
		5,384,759
Luxembourg — 0.9%
12,900	Subsea 7 SA	247,304
8,400	Tenaris SA	183,041
		430,345

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments	December 31, 2013

Shares		Value
Malaysia — 0.5%
47,600	AMMB Holdings BHD	$105,336
72,900	Axiata Group BHD	153,724
		259,060
Mexico — 2.0%
93,800	Alfa SAB de CV, Class A	263,084
37,600	Grupo Financiero Banorte SAB de CV, Class O	263,098
162,500	Wal-Mart de Mexico SAB de CV	426,397
		952,579
Netherlands — 4.4%
8,300	ASML Holding NV, Class G(a)	777,710
3,200	Core Laboratories NV	611,040
8,550	SBM Offshore NV	174,203
14,500	Sensata Technologies Holding NV†	562,165
		2,125,118
Norway — 2.0%
19,300	Statoil ASA	469,309
24,100	Storebrand ASA	151,073
14,900	Telenor ASA	356,015
		976,397
Portugal — 0.7%
17,834	Jeronimo Martins SGPS SA	348,723

Russia — 0.8%
6,300	Lukoil OAO ADR	397,656

Singapore — 1.0%
8,000	Keppel Corp., Ltd.	71,061
72,000	Singapore Telecommunications, Ltd.	209,385
12,800	United Overseas Bank, Ltd.	216,154
		496,600
South Africa — 1.8%
7,100	Aspen Pharmacare Holdings, Ltd.	182,095
16,200	Remgro, Ltd.	321,341
23,894	Shoprite Holdings, Ltd.	374,165
		877,601
South Korea — 2.1%
1,100	Daelim Industrial Co., Ltd.†	98,278
2,000	Hyundai Motor Co.†	448,934
490	Samsung Electronics Co., Ltd. GDR	320,627
200	SK Telecom Co., Ltd.	43,768
4,000	SK Telecom Co., Ltd. ADR(a)	98,480
		1,010,087
Spain — 2.4%
34,600	Banco Santander SA	311,142
4,800	Enagas SA	125,385
4,513	Inditex SA	745,150
		1,181,677
Sweden — 2.3%
4,800	Atlas Copco AB, Class A	133,277
22,463	Svenska Cellulosa AB, Class B	692,037
9,450	Swedbank AB, Class A	266,200
		1,091,514
Switzerland — 7.0%
7,500	ABB, Ltd.	198,300
8,000	ACE, Ltd.(a)	828,240
6,100	Credit Suisse Group AG	188,267
9,646	Nestle SA	706,956

Shares		Value
Switzerland (continued)
1,800	Roche Holding AG	$504,227
308	SGS SA	709,094
13,500	UBS AG	258,489
		3,393,573
Taiwan — 2.4%
66,200	Taiwan Semiconductor Manufacturing Co., Ltd. ADR(a)	1,154,528

Thailand — 0.8%
20,000	Bangkok Bank PLC	108,942
49,700	PTT Exploration & Production PLC	252,446
		361,388
Turkey — 0.3%
6,150	KOC Holding AS ADR(a)	126,751

United Kingdom — 11.5%
21,460	Aberdeen Asset Management PLC	178,455
10,000	ARM Holdings PLC ADR(a)	547,400
6,106	ASOS PLC†	622,132
42,875	Barclays PLC	193,877
27,680	BHP Billiton PLC	858,912
35,800	BP PLC	290,129
6,330	British American Tobacco PLC	339,759
16,510	Compass Group PLC	265,067
18,590	HSBC Holdings PLC	204,010
1,670	Next PLC	150,955
19,970	Prudential PLC	446,212
14,700	Rolls-Royce Holdings PLC	310,927
8,600	Tate & Lyle PLC	115,364
5,850	Weir Group PLC	207,126
24,770	WH Smith PLC	411,307
3,140	Whitbread PLC	195,417
33,520	William Hill PLC	223,457
		5,560,506
United States — 2.3%
15,800	Coca-Cola Enterprises, Inc.	697,254
2,430	Philip Morris International, Inc.	211,726
6,800	Southern Copper Corp.(a)	195,228
		1,104,208
Total Common Stock
(Cost $44,646,375)		46,734,819

SHORT-TERM INVESTMENTS (b) — 14.1%
1,041,901	Northern Trust Institutional Government Select Portfolio, 0.010%	1,041,901
5,786,621	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(c)	5,786,620

Total Short-Term Investments
(Cost $6,828,521)		6,828,521

PREFERRED STOCK — 1.2%
Germany — 1.2%
4,950	Henkel AG & Co. KGAA	575,364

Total Preferred Stock
(Cost $484,001)		575,364

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments	December 31, 2013

Shares		Value

PRIVATE COMPANY — 0.0%
Malta — 0.0%
4,007	BGP Holdings PLC†(d)	$—

Total Private Company
(Cost $–)		—
Total Investments — 112.1%
(Cost $51,958,897)		54,138,704
Other Assets & Liabilities, Net — (12.1)%		(5,831,888)
NET ASSETS — 100.0%		$48,306,816

†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $5,667,522 (Note 6).
(b)	Rate shown is the 7-day effective yield as of December 31, 2013.
(c)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $5,786,620 (Note 6).
(d)	Securities fair valued using methods determined in good faith by the Pricing Committee. The total market value of such securities as of December 31, 2013 was $0 and represents 0.0% of Net Assets.

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
Ltd. — Limited
PLC— Public Limited Company

Amounts designated as “—“ are either $0 or have been rounded to $0.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2		Level 3		Total
Common Stock
Argentina	$377,265	$—		$—		$377,265
Australia	—	401,474	*	—		401,474
Bermuda	756,844	—		—		756,844
Brazil	895,828	—		—		895,828
Canada	3,464,935	—		—		3,464,935
China	165,060	1,482,762	*	—		1,647,822
Denmark	794,468	696,884	*	—		1,491,352
Finland	—	698,968	*	—		698,968
France	—	2,032,374	*	—		2,032,374
Germany	—	2,792,976	*	—		2,792,976
Hong Kong	—	3,023,842	*	—		3,023,842
India	175,460	—		—		175,460
Indonesia	—	114,556	*	—		114,556
Ireland	1,451,658	—		—		1,451,658
Italy	—	176,395	*	—		176,395
Japan	—	5,384,759	*	—		5,384,759
Luxembourg	—	430,345	*	—		430,345
Malaysia	—	259,060	*	—		259,060
Mexico	952,579	—		—		952,579
Netherlands	1,950,915	174,203	*	—		2,125,118
Norway	—	976,397	*	—		976,397
Portugal	—	348,723	*	—		348,723
Russia	397,656	—		—		397,656
Singapore	—	496,600	*	—		496,600
South Africa	—	877,601	*	—		877,601
South Korea	98,480	911,607	*	—		1,010,087
Spain	—	1,181,677	*	—		1,181,677
Sweden	—	1,091,514	*	—		1,091,514
Switzerland	828,240	2,565,333	*	—		3,393,573
Taiwan	1,154,528	—		—		1,154,528
Thailand	—	361,388	*	—		361,388
Turkey	126,751	—		—		126,751
United Kingdom	547,400	5,013,106	*	—		5,560,506
United States	1,104,208	—		—		1,104,208
Total Common Stock	15,242,275	31,492,544		—		46,734,819

Short-Term Investments	6,828,521	—		—		6,828,521

Preferred Stock	—	575,364	*	—		575,364
Private Company Malta	—	—		—	^	—
Total Investments in Securities	$22,070,796	$32,067,908		$—		$54,138,704

*	Represents securities trading primarily outside the United States, the value of which were adjusted as a result of local trading through the application of a third-party vendor.

^
This security was categorized as Level 3 and had a market value of $0 as of December 31, 2013 and the value has remained $0 throughout the year ended December 31, 2013. There were no accrued discounts/premiums, realized gain/(loss), change in unrealized appreciation/(depreciation), purchases, sales or transfers in or out of Level 3 during the year ended December 31, 2013.

For the year ended December 31, 2013, the transfers out of Level 1 and into Level 2 were $29,882,630 and the transfers out of Level 2 into Level 1 were $(0).  The transfers were related to the fair value of certain foreign securities.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last disclosed such procedures in the definitive proxy statement filed with the SEC on March 29, 2011.

Item 11.	Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)). In its statements of operations and changes, the Registrant incorrectly reported components of a paid-in-kind transaction related to the International Equity Fund between changes in unrealized gains and losses and shares sold.  There was no NAV impact to shareholders.  The Registrant's management, the Registrant's advisor and the Registrant's auditors determined the Registrant's and the Registrant's advisor's procedures for oversight of the financial reporting related to paid-in-kind transactions constituted a significant deficiency in internal controls over financial reporting.  Registrant and its management have enhanced the Registrant's and the advisor's processes related to the financial reporting of paid-in-kind transactions.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Mutual Funds, Inc.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz, President
(principal executive officer)

Date: March 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz, President
(principal executive officer)

Date: March 10, 2014

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters, Treasurer
(principal financial officer)

Date: March 10, 2014

*     Print the name and title of each signing officer under his or her signature.